Filed with the Securities and Exchange Commission on April 16, 2026
REGISTRATION NO. 033-25434
INVESTMENT COMPANY ACT NO. 811-03622

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 24
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 46

THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
(Exact Name of Registered Separate Account)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Insurance Company)

751 BROAD STREET
NEWARK, NEW JERSEY 07102-3714
(Address of Insurance Company’s principal executive offices)

(973) 802-6000
(Insurance Company’s Telephone Number, including Area Code)

MARGARET M. FORAN
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NEW JERSEY 07102
(Name and address of agent for service)

COPIES TO:
Elizabeth L. Gioia
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-1624

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of this Registration Statement

It is proposed that this filing become effective: (check appropriate box)

□	immediately upon filing pursuant to paragraph (b) of Rule 485
⊠	on May 1, 2026 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(i) of Rule 485
□	on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

□	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
□	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))on May 1, 2025 pursuant to paragraph (b) of Rule 485
□

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

□	Insurance Company relying on Rule 12h-7 under the Exchange Act
□	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Individual Variable Contract Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

DISCOVERY PLUS

Flexible Premium Deferred Annuities
Prospectus Dated: May 1, 2026

This prospectus describes the Discovery Plus Variable Annuity, an Individual Variable Annuity Contract (“Contract”) offered by The Pruco Life Insurance Company of America (“Prudential”, “we”, “our”, or “us”) and the Prudential Individual Variable Contract Account. The Annuity provides for the potential accumulation of retirement savings through investment in the Contract’s investment options during the Savings Stage and retirement income through annuitization during the Payout Period. The Contract is intended for retirement or other long-term investment purposes.

This prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in this prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

The types of investment options currently offered under the Annuity include variable investment options with underlying mutual funds (“Variable Options”) and a Fixed Interest-Rate Option that offers a fixed rate of interest for a set period of time called the interest-rate period. See “Appendix A” for additional information about each investment option.

If you are receiving this prospectus, it is because you currently own the Annuity. The Annuity is no longer offered for new sales.

This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and keep it for future reference. The Annuity is a complex investment that involves risks, including potential loss of principal.

The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals may reduce the level of various optional benefit guarantees and could result in taxes and tax penalties.

The Company’s obligations under the Annuity are subject to its financial strength and claims-paying ability.

In compliance with U.S. law, we deliver this prospectus to Annuity Owners that currently reside outside of the United States. However, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.

These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM/ANNUITIES

DISCOPLUSPRO

GLOSSARY OF TERMS

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Phase: The period that begins with the Contract Date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

Annuitant: The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

Annuity Date: The date when income payments are scheduled to begin.

Bonus: The additional 1% of your Purchase Payments that we add to the value of your contract. This amount is based on the Purchase Payments you make during the first three years you own the contract. This Bonus payment is discretionary in later years. Payment of the Bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an “additional amount.”

Beneficiary: The person(s) or entity you have chosen to receive a Death Benefit.

Cash Value: This is the total value of your contract amount minus any applicable charges or fees.

Co-Annuitant: The person who becomes the Annuitant upon the death of the Annuitant before the Annuity Date.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contingent Annuitant: The natural person named to become the Annuitant upon the death of the Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.

Contract Date: The date we receive your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.

Contract Owner, Owner, or You: The person entitled to the ownership rights under the contract.

Contract Value: The total value of the amounts in a contract allocated to the Variable Options and the interest-rate option as of a particular date. This amount is referred to in your contract as the “contract fund.”

Custodial Account: A trust or Custodial Account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.

Death Benefit: If the annuitant or contract owner dies, the designated person(s), that is, the beneficiary, will receive the total value of the contract, or a greater amount, depending on the age of the contract.

Fixed Interest Rate Option: An investment option that offers a fixed rate of interest for a one-year or three-year period, depending on the Contract date.

Income Options: Options under the contract that define the frequency and duration of income payments. In your contract, they are referred to as payout or annuity options.

Purchase Payments: The amount of money you pay us to purchase the contract. Generally, you may make additional purchase payments at any time during the accumulation phase.

Prudential Annuity Service Center: For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 1600 Malone Street, Millville, NJ 08332. The telephone number is 1-888-PRU-2888. Prudential’s website is www.prudential.com/annuities.

Registered Separate Account: (Separate Account) Prudential Individual Variable Contract Account (VIP), which holds the assets supporting the Variable Options. Assets held in the Registered Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Tax Deferral: This is a way to generally increase your assets without currently being taxed. You do not pay taxes on your contract earnings until a distribution is taken from your contract.

Variable Option: A division of the Registered Separate Account. The Variable Option also may be referred to in this prospectus and the Annuity as a Variable Sub-account or Sub-account.

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OVERVIEW OF THE CONTRACT

The Annuity referenced in this prospectus and applicable riders is no longer available for new sales or re-elections.

Purpose of the Contract

The Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. This Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. Generally, investors “defer” receiving annuity payments until after an Accumulation Period. This Annuity may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.

Phases of the Contract

The Annuity features two distinct phases—the Accumulation Period and the payout period. During the Accumulation Period your Account Value is allocated to one or more investment options. See “Investment Options” below. During the payout period (after Annuitization), you can elect to receive annuity payments (1) for life or (2) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis. After Annuitization, the Death Benefits and optional benefits described in this prospectus will no longer apply. We reserve the right to make available other annuity options. See the “Annuity Period” section of this prospectus.

Investment Options

Variable Options: The Variable Options we make available each invest in an underlying Portfolio whose share price generally fluctuates each day. The Variable Options do not provide any level of protection against negative returns. You are at risk of losing principal and any earnings if you allocate funds to a Portfolio.

Fixed Rate Options: The Annuity offers a fixed interest rate option. For contracts issued prior to November 6, 1995, we offer a Three-year Fixed Interest Rate Option that provides a guaranteed annual interest rate that we set for a three-year period. For contracts issued on and after November 6, 1995, we offer a One-year Fixed Interest Rate Option provides a guaranteed annual interest rate that we set for a one-year period. The interest rate will always be at least 3.1%.

Additional information about the Investment Options is provided in Appendix A to the prospectus.

Contract Features

Credits: During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the Variable Options and the fixed interest rate option. We may recapture this bonus if you make a withdrawal within the 6 years following the date you make a purchase payment.

The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of the associated purchase payment within six contract anniversaries of the time that the purchase payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a withdrawal charge or if you make a withdrawal under the Critical Care Access option.

Death Benefits: The Annuity offers a basic Death Benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die.

Withdrawals: You are allowed to withdraw a limited amount of money from your Annuity on an annual basis without any charges.

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KEY INFORMATION

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?

Yes.
If you withdraw money from the Contract within 6 years following your last premium payment, you may be assessed a surrender charge. The maximum surrender charge is 7% of the premium payment, and a surrender charge may be assessed up to 6 years after the last premium payment under the Contract. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal. If you withdraw money from the Contract within 6 years following the application of a Bonus Credit to your Contract, we may recapture the Bonus Credit.
For more information on transaction charges, please refer to the “Charges and Adjustments” section of this prospectus.

Are there Transaction Charges?

Yes.
In addition to surrender charges, charges may be applied to requests for duplicate reports or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the “Charges and Adjustments” section of this prospectus.

Are there Ongoing Fees and Expenses?

Yes.
The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	1.200%*	1.219%*
	Portfolio Company fees and expenses	0.28%	1.01%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None	None

*Charge based on average daily assets allocated to the Variable Options. Please refer to the “Charges and Adjustments” section and “Appendix A” for more information.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,516	Highest Annual Cost $2,256
	Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio fees and expenses No sales charges No additional purchase payments, transfers or withdrawals	Assumes: Investment of $100,000 5% annual appreciation Most expensive Portfolio fees and expenses No sales charges No additional purchase payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the “Fee Table” and “Charges and Adjustments” sections of this prospectus.

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Risks
Is there a Risk of Loss from Poor Performance?

Yes.
You can lose money by investing in the Contract. You can also lose value from Credits if they are recaptured by us.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Is this a Short-Term Investment?

No.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

What are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options you select. Each of the Investment Options available under the Contract, including the Variable Options and Fixed Allocations, has its own unique risks. You should review the investment options before making an investment decision.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

What are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to the Company. Any obligations (including under any Fixed Allocation), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll free at 1-888-PRU-2888.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Restrictions
Are there Restrictions on the Investment Options?

Yes.
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.

  You may make four (4) transfers between Investment Options each Contract Year.

We reserve the right to:

  Remove or substitute Portfolios as Investment Options or to close Variable Options to subsequent Purchase Payments on existing Annuities or Annuities purchased on or after specified dates;

  Impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.

  Limit the number of transfers you may make or to impose a minimum transfer amount; and;

  Limit, suspend or reject any additional Purchase Payment at any time on a non-discriminatory basis. If we do so, you may no longer be able to increase the values associated with an optional living benefit or increase the amount of the death benefit under an optional death benefit through subsequent Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.

Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page for additional information.
For more information on investment and transfer restrictions, please refer to the “Charges and Adjustments” section, “Appendix A”, the “Principal Risks of Investing in the Contract” section, and the “General Description of Contracts” section of this prospectus.

Are there any Restrictions on Contract Benefits?	No. Certain Contract Benefits may not be available through certain financial intermediaries. See the Cover Page for additional information
Taxes
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (“IRA”). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of this prospectus.

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Conflicts of Interest
How are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. This compensation is paid in the form of commissions, based on your investment in the Contract.
For more information, please refer to the Statement of Additional Information.

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Contract is no longer sold.
For more information, please refer to the Statement of Additional Information.

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FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, transfer Account Value between investment options, or request duplicate reports. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the “Charges and Adjustments” section.

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Deferred Sales Charge (as a percentage of each purchase payment)[1]	7.00%
Additional Copies of Reports[2]	$50
1.	Withdrawal charges are imposed only on purchase payments. You may withdraw earnings without a charge. In addition, during any contract year you may withdraw up to 10% of the total contract value (calculated as of the date of the first withdrawal made that contract year) without charge. There is no withdrawal charge on any withdrawals made under the critical care access option or on any amount used to provide income under the Life Annuity with 120 Payments (10 years) Certain Option. Withdrawal charges are waived when a death benefit is paid.
2.	We do not currently assess this fee. However, we reserve the right to charge up to $50 for each additional report (i.e., confirmation statement or quarterly statement) you request.

Year 0	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6+
7.00%	7.00%	7.00%	6.00%	5.00%	4.00%	0.00%

The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.

Annual Annuity Expenses	Maximum
Administrative Expenses[1] (assessed annually on the Annuity’s anniversary date or upon surrender)	$30.00
Base Contract Expenses (based on the average daily net assets of the Variable Options)	1.20%
1.	This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.28%	1.01%

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Example

This Example is intended to help you compare the cost of investing in the Variable Options with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.

The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

DISCOVERY PLUS
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your Contract at the end of the applicable time period:	$9,256	$12,953	$15,907	$25,505	$8,516	$10,707	$12,122	$17,744
If you annuitize your Contract at the end of the applicable time period:	$2,256	$6,953	$11,907	$25,505	$1,516	$4,707	$8,122	$17,744
If you do not surrender or annuitize your Contract at the end of the applicable time period:	$2,256	$6,953	$11,907	$25,505	$1,516	$4,707	$8,122	$17,744

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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.

Risk of Loss. You could lose money by investing in the Annuity, including your principal investment. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Associated with Variable Options. You take all the investment risk for amounts allocated to one or more of the Variable Options, which invest in Portfolios. If the Variable Options you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Variable Options invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision. We reserve the right to add, eliminate, substitute or combine Variable Options as Investment Options available under the Annuity or to close Variable Options to subsequent Purchase Payments on existing Annuities or for Annuities purchased on or after specified dates.

Early Withdrawal Risk. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Because of the long-term nature of the Annuity, you should consider whether the Annuity is consistent with your financial situation and objectives. Withdrawals under the Annuity, including partial withdrawals and a full surrender, may be subject to negative tax consequences. While the Annuity provides a Death Benefit, the amount of that benefit is subject to investment gains and losses and is reduced for any withdrawals you take.

Insurance Company Risk. No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Annuity, including amounts allocated to the Fixed Allocations, which are supported by our general account and are subject to our claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routing business activities, such as the payment of salaries, rent, and other ordinary business expenses.You should look to the financial strength of Prudential for its claims-paying ability. Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax advisor for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.

Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the accumulation period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as a Contingent Deferred Sales Charge, Annual Maintenance Fee, and Tax Charge. In addition, we may recapture some or all of the Credits applied to your Annuity.

Annuity Changes Risk. We reserve the right to limit the number of transfers you may make or to impose a minimum transfer amount. We also reserve the right to add, eliminate, substitute or combine Variable Options as Investment Options available under the Annuity or to close Variable Options to subsequent Purchase Payments on existing Annuities or for Annuities purchased on or after specified dates. We may limit, suspend or reject any additional Purchase Payment at any time on a non-discriminatory basis. If we do so, you may no longer be able to increase the values associated with an optional living benefit or increase the amount of the death benefit under an optional death benefit through subsequent Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities. In addition, we may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.

Cyber Security and Business Continuity Risks: With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

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Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest.

The military invasion of Ukraine initiated by Russia in February 2022 and the resulting response by the United States and other countries have led to economic disruptions, as well as increased volatility and uncertainty in the financial markets. It is not possible to predict the ultimate duration and scope of the conflict, or the future impact on U.S. and global economies and financial markets.

Artificial Intelligence Risk: In addition to the cyber security risks described above, the development, adoption and use of AI, including generative artificial intelligence (“Generative AI”), by us and by third parties on whom we rely may increase existing operational risks or create new operational risks that we are not currently anticipating. AI technologies offer potential benefits in areas such as customer service personalization and process automation, and we expect to use AI and Generative AI to help deliver products and services and support critical functions. We also expect third parties on whom we rely to do the same. There are significant risks involved in developing and deploying AI, and there can be no assurance that its use will enhance our products or services or be beneficial to our business, including our efficiency or profitability. The risk that AI and Generative AI may be misused is increased by the relative newness of the technology, the speed at which it is being adopted, and the lack of laws, regulations or standards governing its use. Such misuse could expose the Company to legal or regulatory risk, damage customer relationships or cause reputational harm. Further, our ability to continue to develop and efficiently deploy AI technologies depends on access to specific third-party equipment and other physical infrastructure, such as processing hardware and network capacity, the availability and pricing of which is difficult to control, especially in a highly competitive environment. Our competitors may also adopt AI or Generative AI more quickly or more effectively than we do, which could cause competitive harm. Because the Generative AI technology is so new, some of the potential risks of Generative AI are currently unknowable.

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DESCRIPTION OF INSURANCE COMPANY, REGISTERED SEPARATE ACCOUNT, AND INVESTMENT OPTIONS

WHO IS THE PRUDENTIAL INSURANCE COMPANY OF AMERICA?

The Annuity is issued by Prudential Insurance Company of America located at 751 Broad Street, Newark, NJ 07102-3777. Prudential is obligated to pay all amounts promised to investors under the Annuity, subject to its financial strength and claims-paying ability.

The Prudential Insurance Company of America (Prudential) is a New Jersey stock life insurance company that has been doing business since 1875.
Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.

Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.

WHAT ARE THE SEPARATE ACCOUNTS?

During the Accumulation Period, the assets supporting obligations based on allocations to the Variable Options are held in the Prudential Individual Variable Contract Account (Separate Account). Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of Prudential’s other assets. The assets of the Separate Account may not be used to pay any liabilities of Prudential other than those arising from the Annuity and other annuity contracts issued in connection with the Separate Account. Prudential is obligated to pay all amounts promised to investors under the Annuity.

The Separate Account consists of multiple Variable Options. Each Variable Option invests only in a single Portfolio. The name of each Variable Option generally corresponds to the name of the Portfolio. Each Variable Option may have several different Unit Prices to reflect charges that are offered under annuities issued by us through the Separate Account. The Separate Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of the Separate Account. We may offer new Variable Options, eliminate Variable Options, or combine Variable Options at our sole discretion. We may also close Variable Options to additional Purchase Payments on existing annuities or close Variable Options for annuities purchased on or after specified dates.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

•	offer new Variable Options, eliminate Variable Options, substitute Variable Options or combine Variable Options;

•	close Variable Options to subsequent Purchase Payments on existing Annuities or close Variable Options for Annuities purchased on or after specified dates;

•	combine the Separate Account with separate accounts;

•	deregister the Separate Account under the Investment Company Act of 1940;

•	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

•	make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

•	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

•	make any changes required by federal or state laws with respect to annuity contracts; and

•	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Variable Option

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying Portfolio is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the Portfolios, so we cannot guarantee that any of those Portfolios will always be available.

Values and benefits based on allocations to the Variable Options will vary with the investment performance of the underlying mutual funds or fund Portfolios, as applicable. We do not guarantee the investment results of any Variable Option. Your Account Value allocated to the Variable Options may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

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The General Account: Our general obligations and any guaranteed benefits under the Annuity are supported by our General Account and are subject to our claims paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The General Account is subject to regulation and supervision by the New Jersey Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

INVESTMENT OPTIONS

Fixed Interest Rate Option

We also offer a fixed interest-rate option. For contracts issued prior to November 6, 1995, we offer a Three-year Fixed Interest Rate Option. When you select this option, your payment will earn interest at the established rate for a three-year period. For contracts issued on and after November 6, 1995, we offer a One-year Fixed Interest Rate Option. When you select this option, your payment will earn interest at the established rate for a one-year period. The interest rate will always be at least 3.1%. A new interest rate period is established every time you allocate or transfer money into the fixed interest rate option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest-rate period maturing at a different time.

Variable Options

Each Variable Option is a sub-account that invests exclusively in a single Portfolio. Account Value allocated to a Variable Option will vary based on the investment experience of the corresponding Portfolio in which it invests. There is a risk of loss of the entire amount invested. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment advisor and any sub-advisor, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at www.prudential.com/regdocs/PICA-DISCOPLUS-STAT. You can also request this information at no cost by calling 1-888-PRU-2888.

Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying Portfolios in which the Variable Options invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Variable Options. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Variable Option. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Portfolios associated with the available Variable Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.

We will furnish those Owners who have Account Value allocated to a Variable Option whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

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Similar Funds

The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Variable Options under the variable annuity contracts and variable life insurance policies are managed by the same advisor or subadvisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Variable Option.

Material Conflicts

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any variable investment option; or

(4)	differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.

FEES AND PAYMENTS RECEIVED BY US

As detailed below, we and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisors and subadvisors. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us.

We may receive Rule 12b-1 fees which compensate us and our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services. These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.

We may also receive administrative services payments from the Portfolios or the advisors of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to an annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an advisor or subadvisor of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, subadvisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor’s, subadvisor’s or distributor’s participation. These payments or reimbursements may not be offered by all advisors, subadvisors, or distributors and the amounts of such payments may vary between and among each advisor, subadvisor, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2025, under the kind of agreements described in this paragraph, there were no payments received.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

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CHARGES AND ADJUSTMENTS

There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day, we make a deduction for insurance charges as follows:

1.	Mortality and expense risk charge, and

2.	Administrative expense charge

1. MORTALITY AND EXPENSE RISK CHARGE

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the daily value of the contract invested in the Variable Options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest-rate option.

If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

2. ADMINISTRATIVE EXPENSE CHARGE

This charge is for the expenses associated with the administration of the contract. The administration of the contract would include preparing and issuing the contract, establishment and maintenance of the contract records, confirmations, annual reports, personnel costs, legal and accounting fees, filing fees, and systems costs.

This charge is equal, on an annual basis, to 0.20% of the daily value of the contract invested in the Variable Option, after expenses have been deducted.

ANNUAL CONTRACT FEE

During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 each contract year. (This fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The fee will be deducted proportionately from each of the investment options that you have selected. This charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.

WITHDRAWAL CHARGE

During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received by us in good order at the Prudential Annuity Service Center.

When you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings.

The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.

Each contract year, you can withdraw earnings plus up to 10% of your total contract value (calculated as of the date of the first withdrawal made that contract year) without paying a withdrawal charge. This amount is referred to as the “charge-free withdrawal.” Prior to the sixth contract anniversary following a purchase payment, if your withdrawal is more than the charge-free withdrawal, a withdrawal charge will be applied. For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis.

The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an “age” for each purchase payment you have made, by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.

Number of Contract Anniversaries Since the Date of Each Purchase Payment

Year 0	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
7.00%	7.00%	7.00%	6.00%	5.00%	4.00%	0.00%

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If you surrender your contract, and later change your mind, we may allow you to reinstate your contract during a limited period of time after the surrender.
For purposes of computing any withdrawal charge on a withdrawal you make after the reinstatement, we will view the contract as having remained in effect continuously. The minimal sales costs associated with reinstatements may enable us to offer this administrative option.

BONUS RECAPTURE

The bonus amount associated with a purchase payment will be deducted from your contract value in the same proportion that purchase payments are withdrawn within six contract anniversaries after payment was made. This includes withdrawals made for the purpose of annuitizing if withdrawal charges apply. If you make a withdrawal six contract anniversaries or more after making the purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and still retain the bonus amount.

Examples of Recapturing Credits

The following are hypothetical examples of how Credits could be recaptured. These examples do not cover every potential situation. These are the only situations in which Credits may be recaptured.

Recapture from Critical Care Surrenders

•	Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You receive a Credit of $500 ($50,000 ×.01). The Annuitant is diagnosed as terminally ill in the 6th month after the Issue Date and we grant your request to surrender your Annuity under the Critical Care surrender provision. Assuming the Credits were applied within 12-months of the date of diagnosis of the terminal illness, the amount that would be payable under the Critical Care surrender provision would be reduced by the entire amount of the Credits ($500).

•	Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase Payments received a 1.0% Credit, for a total of $600. The Annuitant is diagnosed as terminally ill in the 16th month after the Issue Date and we grant your request to surrender your Annuity under the Critical Care surrender provision. Since the initial Purchase Payment (and the Credits that were applied) occurred more than 12-months before the diagnosis, the amount that would be payable upon the Critical Care surrender provision would not be reduced by the amount of the Credits applied to the initial Purchase Payment. However, the $10,000 additional Purchase Payment was made within 12-months of the date of diagnosis. Therefore, the amount that would be payable under the Critical Care surrender provision would be reduced by the amount of the Credits payable on the additional Purchase Payment ($100).

Recapture from Surrenders

•	Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You receive a Credit of $500 ($50,000 ×.01). The Annuitant surrenders the annuity after the 5th contract anniversary. Assuming the Credit was applied within 5 years of the date of surrender, the amount that would be payable under the surrender would be reduced by $500 ($50,000 × 0.1) including any withdrawal charges and any contract fee, if applicable.

•	Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 2nd contract year after the Issue Date. Both of the Purchase Payments received a 1.0% Credit, for a total of $600. The Annuitant surrenders the annuity after the 8th contract anniversary after the Issue Date. Since the initial Purchase Payment (and the Credit that was applied) occurred more than 8 contract years before the surrender, the amount that would be payable upon the surrender would not be reduced by the amount of the Credit applied to the initial Purchase Payment. However, the $10,000 additional Purchase Payment was made within 6 contract anniversaries of the date of surrender. Therefore, the amount that would be payable under the surrender would be reduced $100 ($10,000 ×.01) including any withdrawal charges and any contract fee, if applicable.

CRITICAL CARE ACCESS

Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any withdrawal charges and annual contract fee if the Annuitant or the last surviving Co-Annuitant (if applicable) becomes confined to an eligible nursing home, hospital or becomes terminally ill. The amount payable will be your Account Value.

This waiver of any applicable withdrawal charges and annual contract fee is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

•	the Annuitant, or last surviving Co-Annuitant (if applicable) is first confined in an eligible nursing home or eligible hospital while your Annuity is in force and remains confined for at least 90 days in a row;

•	the Annuitant, or last surviving Co-Annuitant (if applicable) is first diagnosed as having a terminal illness while your Annuity is in force;

•	the Annuitant, or last surviving Co-Annuitant (if applicable) must be alive as of the date we pay the proceeds of such surrender request;

•	we must receive satisfactory proof of the Annuitant’s, or last surviving Co-Annuitant’s (if applicable), confinement in an eligible nursing home, eligible hospital or terminal illness in writing on a form satisfactory to us; and

•	proceeds will only be sent by check or electronic fund transfer directly to the Owner.

Critical Care Access is not available in all states.

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TAX CHARGE

Some states, municipalities and other jurisdictions charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We currently deduct the Tax Charge from the Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of the Account Value. The Tax Charge currently ranges up to 3.5%. We reserve the right to deduct the Tax Charge from Purchase Payments when received or from Surrender Value upon surrender. “Surrender Value” refers to the Account Value less any applicable CDSC, any applicable tax charges and any Annual Maintenance Fee. We may also assess a charge equal to any Company Taxes or other taxes which may be imposed against the Separate Accounts.

COMPANY TAXES

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for taxes and may impose a charge in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Annuity, including any tax imposed with respect to the operation of the separate account or general account.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charges you pay under the Annuity. We reserve the right to change these tax practices.

Benefits Available Under the Contract

For information about the benefits available under the Contract and their corresponding changes, please refer to the section titled “Benefits Available Under the Contract” of this prospectus.

Charges for Additional Reports

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.

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GENERAL DESCRIPTION OF CONTRACTS

OTHER CONTRACTS

This prospectus describes the Discovery Plus contract two versions of which were previously offered for sale. As of November 30, 2001, Prudential stopped offering this contract for new sales. The two versions of the contract previously offered had different features that are referred to throughout this prospectus.

TRANSFERS AMONG OPTIONS

Up to four times each contract year, you are allowed to transfer money among the mutual fund investment options and from the mutual fund investment options to the fixed interest-rate option. Your transfer request may be made by telephone or in writing to the Prudential Annuities Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received.

YOU CAN MAKE TRANSFERS OUT OF THE FIXED INTEREST-RATE OPTION ONLY DURING THE 30-DAY PERIOD FOLLOWING YOUR CONTRACT ANNIVERSARY DATE.

The maximum amount you may transfer from the fixed interest-rate option is limited to the greater of:

•	25% of the amount allocated to the fixed interest-rate option, or

•	$5,000.

The purchase payments that you direct to the Variable Options are invested by us according to an agreement that we maintain with the fund. Typically, these agreements give the fund the right to refuse transaction requests that would be disruptive to the fund--such as transaction requests associated with market timing activity. These agreements also allow the fund to cease selling shares to the Separate Account and to terminate the agreement altogether. To avoid undermining our contractual relationship with the fund, we will take whatever lawful measures are available to avoid disruption to the funds, which could include rejecting a transaction that is part of a market timing arrangement.

DOLLAR COST AVERAGING

The Dollar Cost Averaging (“DCA”) feature allows you to systematically transfer a percentage amount out of the money market Variable Option and into any other Variable Option(s). You can transfer money to more than one Variable Option. The investment option used for the transfers is designated as the DCA account. These automatic transfers from the DCA account can be made monthly. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of Variable Option fluctuations.

In order to establish your DCA account, you must allocate a minimum of $10,000. Once your DCA account is opened, as long as it has a positive balance, you may allocate or transfer amounts to the DCA account just as you would with any other investment option.

Once established, your first transfer out of the account must be at least 3% of your DCA account and the minimum amount you can transfer into any one investment option is $20. Transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will be made on the same date each month as your DCA start date, provided that the New York Stock Exchange (NYSE) is open on that date. If the NYSE is not open on a particular transfer date, the transfer will take effect on the next business day.

Any transfers you make because of Dollar Cost Averaging are not counted toward the four transfers you are allowed per year. This feature is available only during the contract accumulation phase.

By investing amounts on a regular basis, instead of investing the total amount at one time, dollar cost averaging may decrease the effect of Variable Option fluctuations on your purchase payments. Of course, dollar cost averaging cannot ensure a profit, or protect against a loss, in a declining market.

SUBSTITUTION

We may substitute one or more of the portfolios used by the mutual fund investment options. We may also cease to allow investments in existing portfolios. We would do this only if events such as investment policy changes or tax law changes make the portfolio unsuitable. We would not do this without the approval of the SEC and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

EXCHANGE OFFER FOR CERTAIN CONTRACT OWNERS

In past years, we have permitted contract owners under certain qualified plans to exchange their contracts for certain mutual funds or variable annuity contracts. We no longer offer such exchanges.

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OTHER CHANGES

We may also make other changes to such things as the minimum amounts for purchases, transfers and withdrawals. However, we will notify you of such changes in writing.

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ANNUITY PERIOD

PAYMENT PROVISIONS

Under the terms of the contract we can begin making annuity payments any time after the first contract anniversary. Annuity payments must begin no later than the contract anniversary that coincides with or next follows the annuitant’s 90th birthday (unless we agree to another date).

We make the annuity options described below available at any time before the annuity date. All of the annuity options under this contract are fixed annuity options. This means that your participation in the Variable Options ends on the annuity date. At any time before your annuity date, you may ask us to change the annuity date specified in your contract to another date. This other date must be after the first contract anniversary or the beginning of the month following the date we receive your request, whichever is later.

As indicated above, when you decide to begin receiving annuity payments, your participation in the Variable Options end. Generally, once you begin receiving regular payments, you cannot change your payment plan. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options these withdrawal charges will be waived.

If an annuity option is not selected by the annuity date, the Interest Payment Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. Application of contract value to Option 2 will generally be taxed as a surrender of the contract. For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances.

OPTION 1: LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION

Under this option, we will make annuity payments monthly, quarterly, semi-annually or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining certain period annuity payments in one lump sum, unless we are specifically instructed that the remaining monthly annuity payments shall continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest-rate used to compute the amount of the original 120 payments. For the purpose of this calculation, the interest-rate used will usually be 3.5% a year.

OPTION 2: INTEREST PAYMENT OPTION

Under this option, we credit interest on your contract value not yet withdrawn. We can make interest payments on a monthly, quarterly, semi-annual or annual basis or allow the interest to accrue on your contract assets. If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3% a year. Upon the death of the annuitant, we will pay the beneficiary the remaining contract assets.

OPTION 3: OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available any of the annuity options that are offered at your annuity date.

Under certain of these options, we may waive withdrawal charges, the recapturing of bonus payments and fees.

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BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Annuity. Certain Contract Benefits may not be available through certain financial intermediaries. See the Cover Page for additional information.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	None.	None

The Discovery Plus Variable Annuity is a contract between you, the owner, and us, the insurance company, The Prudential Insurance Company of America (“Prudential,” “We” or “Us”).

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. The earliest annuity date you can choose is the date of your first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

This annuity contract generally benefits from tax deferral. Tax deferral means that you are generally not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

Discovery Plus is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among Variable Options which are portfolios of the Advanced Series Trust or the Prudential Series Fund. There is also a fixed interest-rate option. If you select a Variable Option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the Variable Option(s) you have selected. Because the options fluctuate in value depending upon Variable Option conditions, your assets can either increase or decrease in value. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

As mentioned above, Discovery Plus also contains a fixed interest-rate option. This option offers an interest-rate that is guaranteed by us for a time period specified by your Annuity contract. The interest-rate guaranteed by us is 3.1%. As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else and we agree to the designation. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much the payments are and how long these payments will continue. On and after the annuity date, the annuitant may not be changed. The beneficiary becomes the owner when a death benefit is payable.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies (or, if a co-annuitant has been named, any time before the last surviving annuitant dies). Your written request to change beneficiary becomes effective only when we file it at our service center. If no beneficiary is named for a trust owned contract, the default beneficiary will be the contract owner.

DEATH BENEFIT

If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contract owner. We require proof of death to be submitted promptly.

If the annuitant dies during the accumulation phase, the amount of the death benefit will be the greater of: (a) the current value of the contract as of the date we receive appropriate proof of death, or (b) the “minimum proceeds” which is the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by any withdrawals. The minimum proceeds amount may get a one-time special increase on your sixth contract anniversary. If your contract value on your sixth contract anniversary is greater than the minimum proceeds, the minimum proceeds amount will be increased to equal the contract value as of that date. After this, the minimum proceeds will be increased by additional purchase payments and reduced proportionally for withdrawals. (This one-time potential increase in the minimum proceeds is not available for contracts issued in Texas.)

Here is an example of how the death benefit is calculated:

Suppose a contract owner had made purchase payments and was credited a bonus totaling $100,000 but, due to unfortunate investment results, the contract value had decreased to $80,000. The death benefit would be the minimum proceeds or $100,000 because this is greater than the contract value. The minimum proceeds amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contract owner had withdrawn 50% of the remaining $80,000, the minimum proceeds would also have been reduced by 50%. Since the minimum proceeds had been $100,000, it would now be $50,000.

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A number of tax requirements apply to distributions upon an annuitant’s death. See the section titled “Taxes” and the Statement of Additional Information for details.

If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.

Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans

Upon your death under an IRA or Roth IRA, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the “Setting Every Community Up for Retirement Enhancement” Act (SECURE Act)), and further clarified by the associated final and proposed regulations. We reserve our rights to implement any additional regulations addressing these requirements in the future. The post-death distribution requirements under prior law continue to apply in certain circumstances. The following rules generally apply to deaths after 2019:

•	10-year rule: If you have a designated Beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated Beneficiary is an “eligible designated Beneficiary” (“EDB”) or some other exception applies.

•	Eligible designated beneficiaries: A designated Beneficiary is any individual designated as a Beneficiary by the IRA owner. An EDB is any designated Beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death.

•	Other applicable rules: This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if you die on or after the required beginning date, then annual distributions will be required from the Annuity during the 10-year period. If the Beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 21, and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA Owner was alive could continue to be made under that method after the death of the IRA owner. However, under the current law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the current law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.

The post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your Beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.

In addition, the current post-death distribution requirements generally do not apply if the IRA Owner died prior to January 1, 2020. However, if the designated Beneficiary of the deceased IRA Owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated Beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated Beneficiary of an IRA Owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated Beneficiary of an IRA Owner who died prior to 2020.

•	Spousal continuation. Under the current law, as under prior law, if your Beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by treating your IRA as their own IRA subject to specific limits under the regulations. The post-death distribution requirements are complex in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For more information, see “Taxes” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult with a professional tax advisor about the federal income tax consequences of distribution options.

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Upon election of this IRA Beneficiary Continuation Option:

•	the Annuity contract will be continued in the Owner’s name, for the benefit of the Beneficiary.

•	the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.

•	the Beneficiary may request transfers among Variable Options, subject to the same limitations and restrictions that applied to the Owner. NOTE: The Variable Options offered under the IRA Beneficiary Continuation option may be limited.

•	no additional Purchase Payments can be applied to the Annuity.

•	the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.

•	the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of CDSC.

•	upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.

•	all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described in the “Taxes” section.

Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the IRA Beneficiary Continuation option. Payment under this option may be limited based on federal income tax requirements. See the “Taxes” section for more information on the limitations that may apply to this option.

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PURCHASES AND CONTRACT VALUE

Please note that this Annuity is no longer available for new sales.

PURCHASE PAYMENTS

You can make additional purchase payments of at least $1,000 or more at any time during the accumulation phase. Additional purchase payments for New York contracts must be at least $10,000. Under the version of the contract offered from April 1995 to November 30, 2001, Contract holders of Oregon contracts may not make any additional purchase payments. Under the version of the contract offered prior to April 1995, Contract holders of Oregon contracts may make additional purchase payments at any time in the amount of least $1,000. You must get our approval for purchase payments of $2 million or more.

ALLOCATION OF PURCHASE PAYMENTS

We allocate your purchase payments among the Variable Options and the fixed interest-rate option based on the percentages you choose. The percentage of your allocation to a specific investment option can range in whole percentages from 10% to 100%. The minimum subsequent allocation to a particular investment option must be at least 10% of your purchase payment. If you make additional purchase payments, they will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise.

We generally credit each purchase payment as of the business day we receive it in good order. Our business day generally closes at 4:00 p.m. Eastern time. We generally credit subsequent purchase payments received in good order after the close of a business day on the following business day.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the Variable Option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the Variable Options. We do this by:

1.	Adding up the total amount of money allocated to a specific investment option;

2.	Subtracting from that amount insurance charges and any other charges such as taxes; and

3.	Dividing this amount by the number of outstanding accumulation units.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the NYSE closes each day and then credit your contract. The value of the accumulation units can increase, decrease or remain the same from day to day.

We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3.1% a year on that portion of the contract allocated to the fixed interest-rate option.

WHAT IS THE 1% BONUS?

During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the Variable Options and the fixed interest-rate option.

The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of a purchase payment within six contract anniversaries of when the payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a withdrawal charge or if you make a withdrawal under the Critical Care Access option.

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SURRENDERS AND WITHDRAWALS

You can access your money by:

•	Making a withdrawal (either partial or complete), or

•	Electing to receive annuity payments during the income phase.

When you make a complete withdrawal, you will receive the value of your contract, less any applicable charges and fees as of the day we receive your request at the Prudential Annuity Service Center in a form acceptable to us.

Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal through a systematic withdrawal program, you may only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the Variable Options as well as the fixed interest-rate option, depending on which options you have selected. You will have to receive our consent to make a partial withdrawal if the amount is less than $500 or if as a result of the withdrawal, the value of your contract is reduced to less than $500.

We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, if any, from the assets in your contract. Specifically, we will deduct any applicable charges proportionately from all of the Variable Options as well as the fixed interest rate option.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE THE “TAXES” SECTION OF THIS PROSPECTUS.

Automated Withdrawals

This contract offers an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semi-annual or annual intervals. We will process your withdrawals of a specified dollar amount at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount.

INCOME TAXES, ADDITIONAL TAXES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE THE “TAXES” SECTION OF THIS PROSPECTUS.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

1.	The NYSE is closed (other than customary weekend and holiday closings);

2.	Trading on the NYSE is restricted;

3.	An emergency exists, as determined by the SEC, during which sales of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

4.	The SEC, by order, so permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or transfer made from the investment options promptly upon request. We are, however, permitted to delay payment for up to 6 months on withdrawals from the fixed interest-rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3.1%.

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TAXES

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.

On advisory products, you may be able to establish, subject to our rules and restrictions, an advisory fee deduction program for a qualified or Non-qualified Annuity such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a Non-qualified Annuity to be treated as not taxable.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Non-qualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

NON-QUALIFIED ANNUITIES

In general, as used in this prospectus, a Non-qualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, all Annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount of any withdrawal that is subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your Non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Service (“IRS”). In accordance with the PLR, advisory fee payments from your Non-qualified Annuity are treated as an expense as long as your advisor attests to us that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice with respect to the Annuity and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.

It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole, primary, or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender Before Annuity Payments Begin

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time, there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts that include Purchase Payments made prior to August 14, 1982 that are issued via 1035 exchange. Withdrawals from a contract with Purchase Payments made before August 14, 1982 are treated as a return of cost basis in the Annuity first until those pre-August 14, 1982 Purchase Payments are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982 is not subject to the 10% additional tax.

You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. Under most circumstances, this rule does not apply if you transfer the Annuity to your spouse or if you transfer the Annuity incident to divorce.

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If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax and possibly the 10% additional tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in the “Annuity Period” section of this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $16,000 for estates and certain trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

10% Additional Tax for Early Withdrawal from a Non-Qualified Annuity

You may owe a 10% additional tax on the taxable part of distributions received from your Non-qualified Annuity. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½;

•	the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);

•	the amount received is attributable to your becoming disabled (as defined in the Code);

•	generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually (please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years and the impermissible modification of payments during that time period will result in retroactive application of the 10% additional tax); or

•	the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, annuity contract or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed

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(other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax advisor before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, annuity contract or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.

After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.

Taxes Payable by Beneficiaries for a Non-Qualified Annuity

If an Owner dies before the Annuity Date, the Death Benefit distributions are taxed at ordinary income tax rates. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

•	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

•	Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.

•	Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining cost basis is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Non-qualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Non-qualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect a different tax withholding rate or elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the Annuity. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

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Entity Owners

Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code.

See the “Alternative Death Benefit Payment Options” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Non-qualified Annuity Variable Options must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the Variable Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. The tax law limits the amount of control you may have over choosing investments for your Annuity. If this “investor control” rule is violated your Annuity assets will be considered owned directly by you and you lose the favorable tax treatment generally afforded to annuities.

While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity contract for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity contract. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Non-Qualified Annuity.

Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Non-qualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means, for example, that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

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QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Non-Qualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may have been purchased for use in connection with:

•	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

•	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

•	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

•	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

•	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

•	Section 457 plans (subject to 457 of the Code).

A Non-qualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax-favored Plans

IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The $1,000 catch-up contribution for IRA owners age 50 or older is indexed for inflation starting in 2024 in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”). You may be able to claim a deduction for your contributions depending on your modified adjusted gross income. Go to www.irs.gov for the limits for each year.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law and the terms of the Annuity). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

•	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

•	Your rights as Owner are non-forfeitable;

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•	You cannot sell, assign or pledge the Annuity;

•	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

•	The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn the applicable age (see the Required Minimum Distribution rules for more details); and

•	Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Non-qualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

•	A 10% early withdrawal additional tax described below;

•	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

•	Failure to take a Required Minimum Distribution, also described below.

If you make any non-deductible contributions to your IRA, a portion of any subsequent distribution may be tax-free as a return of those contributions. You are required to keep track of this and determine the taxable and non-taxable portions. IRS rules require that we report the full amount of any distribution as taxable.

Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

•	If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution and catch-up limits and compensation limit.

•	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

•	SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income with the employer making these contributions to the SEP. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch-up contribution amount. These amounts are indexed for inflation and may depend on the participant’s age. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Not all Annuities issued by us are available for SARSEPs.

•	You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

•	Roth contributions are permitted for SEP IRAs starting in 2023. The Company does not currently offer Roth contributions for SEP IRAs, but we reserve the right to offer this contribution type in the future.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

•	Contributions to a Roth IRA cannot be deducted from your gross income;

•	“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

•	If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA (subject to a timing restriction), employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA. You may also purchase an Annuity for a Roth IRA, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a “conversion”). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax unless a distribution that is allocable to the rollover contribution is distributed within 5 years of the conversion).

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In addition, SECURE 2.0 amends the Code to allow for tax and penalty free rollovers from 529 accounts to Roth IRAs, under certain conditions. Starting in 2024, beneficiaries of 529 college savings accounts would be permitted to roll over up to $35,000 over the course of their lifetime from any 529 account in their name to their Roth IRA. These rollovers generally are also subject to Roth IRA annual contribution limits, and the 529 account must have been open for at least 15 years, among other requirements.

The Code also permits the recharacterization of current year contribution amounts from a traditional IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions). However, no recharacterizations of conversions can be made.

Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law and the terms of the Annuity. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59½;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability; or

•	Hardship

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn the applicable age or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Late Rollover Self-Certification

You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal advisor regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach the applicable age (“required beginning date”) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs and designated Roth accounts under employer sponsored plans are not subject to these rules during the Owner’s lifetime.

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If you were born...	Your “applicable age” is...
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75

The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the Required Minimum Distribution deadline so that a timely distribution is made. Please note that there is a 25% excise tax (a 50% excise tax applied prior to the 2023 taxable year) on the amount of any required minimum distribution not made in a timely manner. The excise tax on failure is further reduced from 25% to 10% if corrected in a timely manner and certain other conditions are met in accordance with SECURE 2.0.

Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial present value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. Under this option, we will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other tax favored retirement plans you may own. If a trustee-to-trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. In accordance with SECURE 2.0, a new optional method for calculating your RMDs may be available if you have an IRA in an annuity payout (or partial annuity payout), and an IRA in the deferral stage. Please contact your tax advisor to determine if this calculation method is appropriate for you. In addition, if you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your non-Roth IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply. These rules may also apply to other types of tax favored retirement plans such as TDAs.

Charitable IRA Distributions

Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation beginning after 2023), for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. The amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year. You should consult your tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation beginning after 2023) that is made from your IRA to a “split-interest entity” can be excluded from your gross income.

The IRS has currently indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Unless otherwise required in the future by the IRS, we will report the distribution as a normal IRA distribution on Form 1099-R. In those instances, individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns. However, if we receive certification that the distribution satisfies the requirements, we will report the distribution as a charitable IRA distribution on Form 1099-R.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.

The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

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•	Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

•	Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors and Beneficiaries that are not individuals.

•	Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the post-death distribution requirements.

•	Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

•	Spousal continuation. If your beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by electing to treat your IRA as their own IRA. However, in certain circumstances the surviving spouse may have to take “hypothetical RMDs” (i.e., catch-up amounts required in accordance with the regulations).

The post-death distribution requirements are complex in numerous respects. Treasury has issued final and proposed regulations that may impact these required minimum distribution requirements. We reserve the right to make changes in order to comply with the final and proposed regulations, or any regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date. Similar rules may apply to designated Roth accounts under an employer-sponsored retirement plan. Consult your plan sponsor and tax advisor for more information on designated Roth accounts.

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10% Additional Tax for Early Withdrawals from a Qualified Annuity

You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½ or die;

•	the amount received is attributable to your becoming disabled; or

•	generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Certain modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

There are a number of other exceptions to this tax that may apply. In addition, distributions that satisfy certain exceptions to this tax may be repaid in certain circumstances. You should consult your tax advisor for further details.

Withholding

For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

•	For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and

•	For all other distributions, we will withhold at a 10% rate.

If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes (including any estimated tax liabilities) on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

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Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required unless specifically required under the terms of the plan. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

ADDITIONAL CONSIDERATIONS

Reporting and Withholding for Escheated Amounts

Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund. Non-qualified annuity contracts generally are subject to the same or similar federal income tax reporting and withholding requirements as IRAs and qualified retirement plans. As a result, we may determine in the future that we have an obligation to follow similar guidelines with respect to any amounts escheated from your Non-qualified Annuity.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

Civil Unions and Domestic Partnerships

U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner or domestic partner.

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LEGAL PROCEEDINGS

As of the date of this prospectus, neither the Company nor the Registered Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although the Company and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Registered Separate Account, or the Company’s ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.

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FINANCIAL STATEMENTS

The statutory financial statements of Prudential and the financial statements of the Registered Separate Account are included in the Statement of Additional Information.

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ADDITIONAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you at www.prudential.com/regdocs/PICA-DISCOPLUS-STAT or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making subsequent Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as systematic withdrawals (including 72(t) payments) and bank drafting in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.

Any errors or corrections on transactions for your Annuity must be reported to us at our Service Center as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential’s Annuity Service Center

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity at: www.prudential.com/annuities

Correspondence Sent by Regular Mail

Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176

Correspondence Sent by Overnight*, Certified or Registered Mail

Prudential Annuities Service Center
1600 Malone Street
Millville, NJ 08332

*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system, and at www.prudential.com/contact-us, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your financial professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to

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authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, www.prudential.com/contact-us. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Prudential does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

DISCOVERY PLUS AND AST ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.

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APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page for additional information.

Variable Options

The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PICA-DISCOPLUS-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the option benefits you choose, you may not be able to invest in certain Portfolio Companies.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Equity	AST Large-Cap Equity Portfolio[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP J.P. Morgan Investment Management Inc. PGIM Quantitative Solutions LLC	0.84%	14.88%	13.25%	12.47%
Equity	PSF Global Portfolio - Class I♦ PGIM Quantitative Solutions LLC	0.73%	22.03%	10.04%	11.41%
Allocation	PSF PGIM 50/50 Balanced Portfolio - Class I PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.58%	12.16%	7.20%	8.19%
Allocation	PSF PGIM Flexible Managed Portfolio - Class I PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.62%	13.16%	9.06%	9.26%
Fixed Income	PSF PGIM Government Money Market Portfolio - Class I PGIM Fixed Income	0.32%	4.05%	3.06%	1.96%
Fixed Income	PSF PGIM High Yield Bond Portfolio - Class I♦ PGIM Fixed Income PGIM Limited	0.57%	8.90%	4.85%	6.92%
Equity	PSF PGIM Jennison Blend Portfolio - Class I♦ Jennison Associates LLC	0.46%	18.52%	12.33%	13.96%
Equity	PSF PGIM Jennison Growth Portfolio - Class I♦ Jennison Associates LLC	0.60%	14.27%	10.69%	16.62%
Equity	PSF PGIM Jennison Value Portfolio - Class I Jennison Associates LLC	0.43%	16.88%	13.90%	11.39%
Fixed Income	PSF PGIM Total Return Bond Portfolio - Class I PGIM Fixed Income PGIM Limited	0.43%	7.80%	0.14%	3.17%
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	5.69%	6.97%	9.52%
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.28%	17.56%	14.09%	14.51%

A-1

The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.
PGIM Real Estate is a business unit of PGIM, Inc.
1.	These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Options for those variable annuity contracts and an AST Bond Portfolio Variable Option or a fixed account (those AST Bond Portfolios or a fixed account may not be available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Variable Options and the AST Bond Variable Option or a fixed account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(a)	a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(b)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)	a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Variable Option with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

Fixed Options

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. For more information about the Fixed Options, see “Description of Insurance Company, Registered Separate Account, and Investment Options” in this prospectus.

Name	Term	Minimum Guaranteed Interest Rate*
Fixed Interest Rate Option	1 Year	3.1%
Fixed Interest Rate Option	3 Year	3.1%

*The rate shown was the last Minimum Guaranteed Interest Rate issued before the product closed to new customers. Your Minimum Guaranteed Interest Rate is the amount shown on your Contract and can vary by state. Please consult with your representative for availability and current rates.

A-2

MAILING

This prospectus describes the important features of the Annuity and provides information about Prudential Insurance Company of America (“Prudential”, “we”, “our” or “us”) and the Prudential Individual Variable Contract Account (separate account).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI), dated May 1, 2026 that includes additional information about the Annuity, Prudential and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888.

We file periodic reports and other information about the Annuity and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfor@sec.gov.

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000003348	DISCOPLUSPRO

DISCOVERY PLUS
(“Annuity” or “Contract”)

STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2026
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(“we”, “our”, the “Company”, or “us”)

PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
(the “Registered Separate Account”)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS(ES) DATED MAY 1, 2026 CONTAIN(S) INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS(ES) SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES SERVICE CENTER, P.O. BOX 7960, PHILADELPHIA, PA 19176 OR TELEPHONE 1-888-PRU-2888. YOU MAY ACCESS THE PROSPECTUS(ES) ON OUR WEBSITE AT THE LINK(S) BELOW.

Discovery Plus: C000003348	www.prudential.com/regdocs/PICA-DISCOPLUS-STAT

GENERAL INFORMATION

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential” or “Company”) is a stock life insurance company founded in 1875 under the Laws of the State of New Jersey. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.

Prudential Individual Variable Contract Account

We have established a Separate Account, the Prudential Individual Variable Contract Account (the “Separate Account”), to hold the assets that are associated with the Annuity. The Separate Account was established under the laws of the State of New Jersey on October 12, 1982, and is registered with the SEC under the Investment Company Act of 1940, as amended, as a unit investment trust, which is a type of investment company.

SERVICE PROVIDERS

We conduct the bulk of our operations through staff employed by the Company or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by the Company may change over time. As of December 31, 2025, non-affiliated entities that could be deemed service providers to the Company in connection with the Contract and/or an affiliated insurer within the Company’s business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY, 11717
Docufree Corporation	Records management and administration of annuity contracts Mail receipt/Imaging, check deposits, pricing, ad hoc mailings.	10 Ed Preate Drive, Moosic PA, 18507
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY, 10022
Guidehouse	Claim-related services	1676 International Drive Suite 800, McLean, VA, 22102
National Financial Services	Clearing and settlement services for Distributors and Carriers.	900 Salem St, Smithfield, RI, 02917
Open Text, Inc	Fax Services	2440 Sand Hill Rd. Suite 302, Menlo Park, CA, 94025
PERSHING LLC	Clearing and settlement services for Distributors and Carriers.	One Pershing Plaza, Jersey City, NJ, 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	570 Washington Boulevard, Jersey City, NJ, 07310
Thomson Reuters	Tax reporting services	3 Times Square, New York, NY, 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	135 Will Drive, Canton, MA, 02021

DISTRIBUTION OF THE ANNUITY

Prior to November 19, 2007, Prudential Investment Management Services LLC (“PIMS”), acted as the distributor of the contracts. As of November 19, 2007, Prudential Annuities Distributors, Inc became the distributor of the contracts. Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Insurance Company of America, is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). Applications for the Annuities are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life. The Annuity is no longer sold but owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. During 2025, 2024, and 2023, $12,274,148, $21,645,687, and $3,326,441, respectively, were paid to PAD for its services as principal underwriter. PAD retained none of these commissions.

In connection with the sale and servicing of the Annuities, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.

2

Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuities according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made up to a maximum of 8%. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuities. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuities on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the features of the Annuities; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisors/subadvisors or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.

Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

As of December 31, 2025, we did not pay any cash compensation, other than commissions, which are described above, to any Firm.

MISSTATEMENT OF AGE OR SEX

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

FINANCIAL STATEMENTS

The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 and the financial statements of The Prudential Individual Variable Contract Account as of the dates presented and for each of the periods indicated therein are included in this Statement of Additional Information. Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.

3

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2025, 2024 and 2023
and Report of Independent Auditors

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

Opinions

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31,2025, in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”) described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31,2025.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

a.Exercise professional judgment and maintain professional skepticism throughout the audit.
b.Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
c.Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
d.Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
e.Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental Annual Statement Schedule 1 – Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.
/s/ PricewaterhouseCoopers LLP

New York, New York
April 16, 2026

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2025	December 31, 2024
	(in millions)
ASSETS
Bonds	$85,760	$80,001
Preferred stocks	118	188
Common stocks	13,102	12,493
Mortgage loans on real estate	19,050	18,383
Real estate	254	269
Contract loans	2,082	2,007
Cash and short-term investments	4,323	3,228
Derivatives	2,649	4,054
Securities lending reinvested collateral assets	9,486	8,384
Other invested assets	9,962	10,322
Total cash and invested assets	146,786	139,329
Premiums due and deferred	5,181	4,546
Accrued investment income	985	976
Current federal income tax recoverable	596	644
Net deferred tax asset	2,071	2,036
Other assets	2,651	2,937
Separate account assets	167,543	164,941
TOTAL ADMITTED ASSETS	$325,813	$315,409

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$89,122	$85,789
Deposit-type contracts	17,656	15,097
Advanced premiums	199	52
Policy dividends	1,398	1,435
Asset valuation reserve	5,247	4,649
Transfers to (from) separate accounts due or accrued	(343)	(317)
Securities sold under agreement to repurchase	5,565	4,133
Cash collateral held for loaned securities	4,606	4,890
Derivatives	3,091	2,883
Other liabilities	16,103	16,296
Separate account liabilities	167,260	164,712
Total liabilities	309,904	299,619

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	10,429	10,359
Surplus notes	287	350
Special surplus fund	1,411	1,600
Unassigned surplus	3,782	3,481
Total capital and surplus	15,909	15,790
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$325,813	$315,409
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2025	2024	2023
	(in millions)
REVENUES
Premiums and annuity considerations	$31,607	$49,412	$20,500
Net investment income	5,473	5,286	5,373
Other income (loss)	2,544	3,529	846
Total Revenues	39,624	58,227	26,719

BENEFITS AND EXPENSES
Death benefits	4,823	4,619	4,519
Annuity benefits	19,643	17,728	16,345
Disability benefits	1,652	1,509	1,380
Other benefits	21	20	22
Surrender benefits and fund withdrawals	12,762	22,641	13,808
Net increase (decrease) in reserves	2,516	1,683	(8,143)
Commissions	982	960	894
Net transfer to (from) separate accounts	(7,057)	5,065	(6,106)
Other expenses (benefits)	2,249	2,106	1,875
Total Benefits and Expenses	37,591	56,331	24,594

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	2,033	1,896	2,125
Dividends to policyholders	(6)	112	85

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	2,039	1,784	2,040
Income tax expense (benefit)	191	362	(38)

INCOME (LOSS) FROM OPERATIONS	1,848	1,422	2,078
Net realized capital gains (losses)	103	(177)	(346)

NET INCOME (LOSS)	$1,951	$1,245	$1,732

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$15,790	$16,085	$14,049
Net income (loss)	1,951	1,245	1,732
Change in common capital stock and gross paid in and contributed surplus	69	2,924	753
Change in net unrealized capital gains (losses)	283	(2,391)	2,090
Change in nonadmitted assets	(294)	(367)	1,551
Change in asset valuation reserve	(598)	(123)	(548)
Change in net deferred income tax	(144)	48	(354)
Change in reserve on account of change in valuation basis	—	—	83
Dividends to stockholders	(974)	(1,550)	(3,100)
Net change in separate accounts surplus (1)	169	(360)	(254)
Amortization related to employee retirement plans and other pension adjustments	(179)	(52)	81
Deferred reinsurance allowance	(36)	390	(75)
Change in surplus notes (1)	(63)	1	1
Other changes, net (1)	(65)	(60)	76
Net change in capital and surplus	119	(295)	2,036
CAPITAL AND SURPLUS, END OF PERIOD	$15,909	$15,790	$16,085
(1) Prior period amounts have been updated to confirm to current period presentation.

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2025	2024	2023
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$30,942	$37,245	$27,176
Net investment income	5,547	5,299	5,435
Other income	2,595	1,931	1,753
Separate account transfers	7,139	6,623	8,348
Benefits and claims	(37,955)	(44,984)	(36,600)
Policyholders’ dividends	(31)	(30)	(29)
Federal income taxes	19	(203)	64
Other operating expenses	(2,513)	(2,441)	(1,983)

Net cash from (used in) operating activities	5,743	3,440	4,164

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	12,425	7,289	13,252
Stocks	3,143	3,096	2,058
Mortgage loans on real estate	2,788	2,302	1,622
Real estate	0	15	43
Other invested assets	1,214	1,021	911
Miscellaneous proceeds	201	639	307
Payments for investments acquired
Bonds	(16,608)	(10,889)	(9,733)
Stocks	(3,026)	(2,913)	(1,142)
Mortgage loans on real estate	(3,323)	(1,853)	(1,659)
Real estate	(28)	(26)	(57)
Other invested assets	(1,606)	(1,347)	(1,824)
Miscellaneous applications	(1,292)	(718)	(641)

Net cash from (used in) investing activities	(6,112)	(3,384)	3,137

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(22)	(30)	(111)
Proceeds from (payments of) surplus paid in	6	—	—
Dividends to stockholders	(900)	(1,550)	(3,100)
Net deposits on deposit-type contract funds	2,019	(1,026)	(1,133)
Surplus notes, capital notes (1)	(350)	1	1
Other financing activities (1)	711	1,542	(1,439)

Net cash from (used in) financing activities	1,464	(1,063)	(5,782)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	1,095	(1,007)	1,519
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	3,228	4,235	2,716
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$4,323	$3,228	$4,235
(1) Prior period amounts have been updated to conform to current period presentation.

For supplemental disclosures of non-cash transactions see Note 17 in the Notes to Statutory Financial Statements.
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1A.     Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement-related products and services. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices
The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:
•The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment. With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2025 and 2024, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

•In 2014, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2025 and 2024, Risk Based Capital ("RBC") calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that varies from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦To record bonds pursuant to SSAP Nos. 26 and 43, “Bonds” and “Asset-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” (“SSAP No. 32”) instead of recording these securities at fair value as required by SSAP No. 56.

◦The creation of a new IMR with $0 value at inception. The creation of the Interest Maintenance Reserve ("IMR") is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” (“SSAP No. 86”) indicates that derivatives that are used for hedging transactions for which an entity either (1) does not meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2025	2024	2023
				(in millions)
Net Income
New Jersey state basis (Page 5, Net Income)				$1,951	$1,245	$1,732

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	5	Other income (loss)	156	(506)	206
Separate Account Valuation	56	5	Net increase (decrease) in reserves	(156)	506	(206)

NAIC SAP				$1,951	$1,245	$1,732

Surplus
New Jersey state basis (Page 5, Total Capital and Surplus)				$15,909	$15,790	$16,085

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	5	Change in nonadmitted assets	59	56	57

NAIC SAP				$15,850	$15,734	$16,028

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	SSAP #	F/S Page	F/S Line #	2025	2024
				(in millions)
Assets
New Jersey state basis (Page 4, Total Assets)				$325,813	$315,409

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Separate account assets	2,150	3,573
Admit leasehold improvements	19	4	Other assets	59	56

NAIC SAP				$323,604	$311,780

Liabilities
New Jersey state basis (Page 4, Total Liabilities)				$309,904	$299,619

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Future policy benefits and claims	(1,638)	(1,794)
Separate Account Valuation	56	4	Separate account liabilities	3,788	5,367

NAIC SAP				$307,754	$296,046

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

1C.     Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

1D.     Accounting Policy
The Company uses the following accounting policies:
1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.
Short-term investments primarily consist of money market funds and highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
2)Bonds, which include debt securities that qualify within the principles-based bond definition as issuer credit obligation ("ICO") or asset-backed security ("ABS"), are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into twenty categories ranging from highest quality bonds to those in or near default. Bonds rated in the top nineteen categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair value.

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding ABS is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss. For ABS, the cost basis of the ABS is written down to the present value of cash flows expected to be collected, discounted at the ABS's effective yield.

The Company holds bonds that utilize the systematic value measurement method approach for Securities Valuation Office (“SVO”)-Identified investments. The Company consistently utilizes the same measurement method for all SVO-Identified investments and none are being reported at a different measurement method from what was used in a prior annual statement. All of the securities still held qualify for the systematic value method.

Bonds which qualify as ABS under the principles-based bond definition are primarily carried at amortized cost. For ABS, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality ABS (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For ABS rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.

The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including ABS collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2025 and 2024.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2025 and 2024.
3)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Redeemable preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. All perpetual and mandatory convertible preferred stocks are recorded at fair value regardless of the rating category. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair value as a new cost basis and the amount of the write down is recorded as a realized loss.
4)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
5)Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.
Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
6)Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances, and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.
7)Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in domestic insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in foreign insurance subsidiaries are recorded based on audited U.S. GAAP equity adjusted, if needed, to a limited statutory basis of accounting in accordance with paragraph 9 of SSAP No. 97. Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in “Net investment income” when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.
The Company has assessed the non-insurance entities subject to SSAP No. 97, and, based upon the amount of capital that these entities represent and the Company’s strong capital position, the Company has decided not to obtain GAAP audits for certain entities as of December 31, 2025. The Company has therefore valued these entities for purposes of its financial statements at zero. At the end of future fiscal years, the Company may decide to obtain U.S. GAAP audits for entities subject to SSAP No. 97 and thereby restore their equity value for purposes of inclusion in capital and surplus.

8)Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97 or SSAP No. 48, depending upon whether the investee is a Subsidiary, Controlled, or Affiliated Entity, as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or alternatives permitted by SSAP No. 97 and SSAP No. 48, as applicable. Other invested assets also include residual interests, generally in structured investments that receive remaining cash

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

flows after all debt holders receive contractual interest and principal payments. The Company elected the practical expedient method for residual interests, calculating the Book/Adjusted Carrying Value ("BACV") such that all distributions received are treated as a reduction in BACV.

9)Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Any derivative premiums that are not paid at inception of the derivative are recorded separately for the estimated fair value of the derivative as a portion of the Payable for Securities or Receivable for Securities line items on the balance sheet. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” Derivative instruments and the related gains and losses are presented in the Statutory Statements of Cash Flows within the “Miscellaneous proceeds” and “Miscellaneous applications” lines of the “Cash flows from investing activities” section. See Note 8, Derivatives, for additional disclosures.

10)The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54, “Individual and Group Accident and Health Contracts.”
11)Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.
12)The Company has not modified its capitalization policy from the prior period.
13)The Company does not have any pharmaceutical rebates receivable.
14)Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103”). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.” Net realized capital gains (losses) are recorded upon termination of the agreements.
15)Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. A liability to return collateral received is reported in “Cash collateral held for loaned securities.” Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.” Beginning in 2024, the Company's General Account and certain of its guaranteed separate accounts together invest in affiliated commingled investment vehicles. The reinvested collateral amounts representing the General Account's proportional share of the commingled investment vehicles are presented in “Securities lending reinvested collateral assets.” The total securities lending reinvested collateral assets of $9,486 million, as of December 31, 2025, includes $7,889 million of bonds, $645 million of cash and short-term investments, $970 million of mortgage loans on real estate and ($18) million of derivatives. The total securities lending reinvested collateral assets of $8,384 million, as of December 31, 2024, includes $5,850 million of bonds, $1,662 million of cash and short-term investments, $855 million of mortgage loans on real estate and $17 million of derivatives. Disclosures related to these specific asset classes include the reinvested collateral.

16)Contract loans are stated at unpaid principal balances.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

17)Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:
a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For bonds, excluding ABS, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the estimated fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For ABS, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the ABS’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.
For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. Impairment losses on stocks are applied to the AVR as they are not interest rate related. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
18)    Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers in accordance with SSAP No. 56. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”

19)    Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract in accordance with SSAP No. 51. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.
20)    Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate considering the assets supporting them.
21)    The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

22)    AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.

23)    Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.

24)    The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings. The Company does not currently have any outstanding notes payable or other borrowings as of December 31, 2025 and 2024.

25)    The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61. Premiums and other amounts payable to reinsurers are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.

26)    Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.

27)    “Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.

28) Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with Life, Deposit-Type and Accident and Health Reinsurance ("SSAP No. 61") and NAIC statutory instructions.

29)    NAIC SAP and NJ SAP differ from GAAP in certain respects (including, but not limited to, the Company's adoption of Accounting Standard Update "ASU" 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts, in the first quarter of 2023), which in some cases may be material. The significant differences between SAP and GAAP are noted below:

•Under SAP, financial statements of entities in which the Company has a controlling financial interest are reported using the statutory equity method of accounting. Under GAAP, financial statements of entities where the Company has a controlling financial interest are consolidated into the Company’s financial statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new insurance contracts, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the underlying insurance contracts on a constant-level basis at a grouped contract level that approximates straight-line amortization on an individual contract basis.

•Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimate cashflow assumptions and global single A rated bond discount rate as of the financial reporting date. Under GAAP, changes in the liability resulting from updating the single A rate, each reporting period, are recorded in Accumulated Other Comprehensive Income.

•Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder plus market risk benefits including living benefit and death benefit guarantees associated with variable annuities that are measured at fair value through earnings except for the portion related to changes in the Company’s non-performance risk, which are recorded in Accumulated Other Comprehensive Income.

•Certain individual life products, variable annuities including registered indexed linked annuities, non-variable annuities, and legacy universal life with secondary guarantees are valued using principles-based reserving (PBR). GAAP reserving does not use PBR, but it follows the appropriate valuation methods in the preceding paragraphs.

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•Under SAP, reinsurance losses are recognized immediately and deferred reinsurance gains are booked to surplus; under GAAP, reinsurance gains/losses are deferred and recognized in earnings over the remaining life of the reinsured block.

•Under SAP, deposits to universal life contracts are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues and any relevant reserves are reported as future policy benefits. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as future policy benefits.

•Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•Under SAP, IMR is established to capture interest rate related realized investment gains and losses, net of tax, on both sales and other-than-temporary impairment of applicable investments (including bonds, mortgage loans, and some derivatives), and is amortized into income over the remaining years to expected maturity of the assets sold or impaired. An IMR asset is subject to limited-time guidance that allows the admittance of net negative IMR up to 10 percent of adjusted capital and surplus. Any IMR asset in excess of that is designated as a nonadmitted asset and is recorded as a reduction to capital and surplus. Under GAAP, no such reserve is required.

•Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest rate related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments and derivatives not in hedging relationships are reported in surplus; under GAAP, changes in fair value of these items are reported in net income.

•Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense or comprehensive income. In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, an other-than-temporary impairment for bonds (excluding asset-backed securities) is measured as the difference between amortized cost and fair value. Under GAAP, allowances for credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect collectability of the reported amounts.

•Under SAP, certain debt restructurings are accounted for as Troubled Debt Restructurings (“TDRs”) when the Company is the creditor and grants a concession to the debtor that is experiencing financial difficulties. TDRs may result in recognition of losses but prevent recognition of a gain. Under GAAP, the accounting for debt restructurings when the Company is the creditor follows Accounting Standards Codification (“ASC”) 310, “Receivables”, which may result in loss or gain recognition when certain requirements are met.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows ASC 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded in net income.

•Under SAP, for option contracts where the payment or receipt of premiums is deferred until contract maturity (“deferred premiums”), these premium amounts are recorded separately from the fair value of the derivative reported on the balance sheet. Under GAAP, these “deferred premiums” are incorporated into the fair value of the derivative reported on the balance sheet.

•Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases, where the Company is a lessee, and expensed in accordance with ASC 842 “Leases.”

•Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

1E.     Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.     Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Tax Law Change. H.R.1, also referred to as the “One Big Beautiful Bill Act” (the “Tax Act of 2025”), was enacted into law on July 4, 2025. While the Company continues to evaluate the impact of the Tax Act of 2025 on its future consolidated financial statements and related disclosures, the Company does not anticipate that the provisions of the Tax Act of 2025 will have a material impact on its total tax positions in 2026 and forward.

1G.     Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

In December 2025, the NAIC adopted revisions to SSAP No. 101, Income Taxes (“SSAP No. 101) to incorporate simplified U.S. GAAP income tax accounting guidance that fully codifies the interim income-tax calculation method. Under the revised guidance, the tax

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

effects of enacted changes in tax laws or rates on current-year taxes are reflected prospectively in the annual effective tax rate beginning in the interim period that includes the enactment date. Also, changes to deferred tax assets and liabilities resulting from new tax legislation are recognized in the period of enactment and are not allocated among interim periods. The revisions to SSAP No. 101 were effective in December 2025.

In August 2025, NAIC adopted revisions to SSAP No. 61, Life, Deposit Type, Accident and Health Reinsurance (“SSAP No. 61”), to require aggregate risk transfer evaluation for combination reinsurance agreements with interdependent features such as experience refunds, and linked Yearly Renewable Term ("YRT") and coinsurance components. The revisions align SSAP No. 61 with guidance in SSAP No. 62, Property and Casualty Reinsurance, and incorporate reference to paragraph 6 of A791 to emphasize reinsurance contract aggregate risk transfer evaluation. The revisions are effective immediately for new or amended agreements, with application to existing agreements effective on December 31, 2026. The changes may reduce reserve credit where aggregation affects risk transfer outcomes. The Company is currently assessing the potential impact of implementing these revisions on its financial statements and disclosures. Effective August 2025, the Company did not enter into or amend combination reinsurance agreements within the scope of the guidance.

In March 2025, NAIC adopted revisions to SSAP No. 56 to clarify consistent accounting guidance for book value separate accounts, including prescribed accounting guidance for invested asset transfers to/from the general account and separate account as well as clarification of invested assets permitted to be held in book value separate accounts. The revisions were effective on January 1, 2025, and the Company currently applies the clarifications to guaranteed accumulation contracts including pension risk transfers contracts that are reported at book value rather than fair value.

In March 2025, NAIC adopted revisions to SSAP No. 1, Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP No. 1”) to specify that assets that are reinsured under modified coinsurance and funds withheld arrangements shall be captured as restricted assets. These revisions illustrate how modco and funds withheld assets shall be captured including aggregating all restricted assets in a single table, identifying differences from items reported as restricted between the restricted assets table in Note 5L and the general interrogatories in the Annual Statement. The revisions were effective on December 31, 2025, and have resulted in increased disclosure of modco and funds withheld assets within the restricted asset footnote.

In March 2024, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets (“SSAP No. 21”) to provide guidance for debt securities that do not qualify as bonds under the principles-based bond definition and incorporate a new measurement method for residual interests. The Company adopted the revised guidance for periods starting on January 1, 2025. Specific to residual interests, the Company elected the practical expedient method, calculating the Book/Adjusted Carrying Value ("BACV") such that all distributions received are treated as a reduction in BACV.

In September 2023, the NAIC adopted INT 2023-04, Inflation Reduction Act - Corporate Alternative Minimum Tax (“INT 2023-04”), which provides statutory accounting guidance on the admissibility of CAMT credits under SSAP No. 101. INT 2023-04 modified SSAP No. 101 to provide statutory accounting guidance on valuation allowance, admissibility, disclosures, and transition guidance for year-end 2023. INT 2023-04 is effective for reporting on or after December 31, 2023.

In August 2023, the NAIC adopted INT No. 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT No. 23-01”), which provides optional, limited-time guidance that allows the admittance of net negative (disallowed) IMR up to 10 percent of adjusted capital and surplus. INT No. 23-01 is effective from third quarter 2023 until December 31, 2025. INT No. 23-01 will automatically be nullified on January 1, 2026, although the NAIC may decide to extend the expiration date of the INT. The Company has adopted INT No. 23-01 and has admitted negative IMR of $1.4 billion as of December 31, 2024. See Note 17 for full details.

In August 2023, the NAIC revised SSAP No. 26, Bonds (“SSAP No. 26”) and SSAP No. 43, Asset-Backed Securities (“SSAP No. 43”), effective January 1, 2025. The revisions adopt a principles-based bond definition for determining the investments eligible for bond accounting and reporting as issuer credit obligations and loan-backed securities. In September 2024, the NAIC revised SSAP No. 26 to clarify that debt securities issued by funds that represent operating entities are permitted as issuer credit obligations. In November 2024, the NAIC adopted INT No. 24-01, Principles-Based Bond Definition Implementation Questions and Answers, which details interpretations on how the SSAP guidance should be applied to specific investment structures or investment characteristics. In December 2024, the NAIC revised SSAP No. 26 to reinstate disclosure language and reporting category provisions. The revisions specify that, in the financial statements, for each annual balance sheet presented, disclosures for assets receiving bond treatment should be categorized and subcategorized as reported in Annual Statement Schedule D-Part 1, Section 1 (Issuer Credit Obligations) and Section 2 (Asset-Backed Securities). The Company adopted the revised guidance for periods starting on January 1, 2025. The aggregate book adjusted carrying value for all securities reclassified out of Bonds as of January 1, 2025 was approximately $6.5 million in the general account. The aggregate book adjusted carrying value after transition for all securities reclassified out of Bonds that resulted with a change in measurement basis was approximately $0.5 million.

In March 2023, the NAIC revised SSAP No. 25, Affiliates and Other Related Parties (“SSAP No. 25”) to clarify that any invested asset held by a reporting entity which is issued by an affiliated entity, or which includes the obligations of an affiliated entity, is an affiliated investment. The Company adopted this guidance upon issuance, and it did not have a material effect on the Company’s financial statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

In 2025, the Company determined that long-term care reserves were understated in the prior year by $7.9 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus in 2025.

In the third quarter of 2025, the Company determined that group annuity reserves were understated in the prior year by $27.1 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the third quarter of 2025.

In the second quarter of 2025, the Company determined that a reinsurance payable was overstated in the prior year by $9 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the second quarter of 2025.

In the second quarter of 2025, the Company determined that annuity VM-21 reserves were understated in the prior year by $9 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the second quarter of 2025.

In the second quarter of 2025, the Company determined that expenses were understated in the prior year by $15 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations during the second quarter of 2025. A $3.2 million increase in net admitted deferred tax asset was recorded through "Change in net deferred income tax", and a $5.4 million increase in non-admitted deferred tax asset was recorded through "Change in nonadmitted assets" in 3Q25.

In the first quarter of 2025, the Company determined that reinsurance expense allowance was understated in the prior year by $7 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the first quarter of 2025.

In the fourth quarter of 2024, the Company determined that long-term care reserves were understated in the prior year by $3 million. A correction related to the prior year was recorded through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2024.

In the fourth quarter of 2024, the Company determined that expenses were understated in the prior year by $15 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2024.

In the second quarter of 2024, the Company determined that miscellaneous income was understated in the prior year by $5 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2024.

In the first quarter of 2024, the Company determined that net investment income was overstated in the prior year by $46 million. A correction related to the prior year was recorded through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the first quarter of 2024, with a related adjustment of $10 million in deferred taxes recorded through "Change in net deferred income tax" and $17 million in non-admitted deferred taxes recorded through "Change in nonadmitted assets."

In the fourth quarter of 2023, the Company determined that an asset management fee expense was overstated in the prior year by $14 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2023. In the first quarter of 2024, the Company concluded that the initial assessment of the error was understated. Therefore, an increase of $1 million was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the first quarter of 2024.

In the third quarter of 2023, the Company determined that interest credited on a ceded reinsurance treaty was overstated in the prior year by $7 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the third quarter of 2023.

During the second quarter of 2023, the Company determined that miscellaneous income was understated in the prior year by $10 million as a result of an error in the balance ceded to an affiliate, Lotus Re. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the second quarter of 2023.

During the first quarter of 2023, an error was identified on the VM-21 statutory reserves of the Company and its subsidiary, Pruco Life Insurance Company (“PLAZ” or "Pruco Life") at December 31, 2022. This error resulted in an overstatement of the Company’s future policy benefits and claims of $55 million, and PLAZ’s future policy benefits and claims of $420 million, the latter of which resulted in an understatement of the Company’s common stock at December 31, 2022. On an after-tax basis, the Company's surplus was understated by $491 million at December 31, 2022. The $55 million correction of reserves was recorded through “Other changes, net” on the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Company’s Statement of Operations and Changes in Capital and Surplus, with the offset recorded to “Future policy benefits and claims” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. There was a corresponding adjustment of $4 million in current tax reported on “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offsetting impact reflected in “Current federal income tax recoverable” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. A correction for the Company’s investment in its subsidiary of $367 million was recorded through “Change in net unrealized capital gains (losses) on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offsetting impact reported in “Common stocks” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. There were corresponding adjustments to net deferred taxes of ($16) million through “Change in net deferred income tax” on the Company’s Statement of Operations and Changes in Capital and Surplus, and the reversal of $80 million in “Change in nonadmitted assets” on the Company’s Statement of Operations and Changes in Capital and Surplus, both of which were offset in “Net deferred tax asset” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. The adjustments increased total assets by $436 million, decreased total liabilities by $55 million and increased total surplus by $491 million during the first quarter of 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

3.    BUSINESS COMBINATIONS AND GOODWILL
    Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the fair value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect of the Company’s financial condition.

    The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2025
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
	($ in millions)
Riesel HoldCo, LLC	12/31/2022	$2	$—	$—	$—	$—	$1	(13.0)%*
Total	XXX	$2	$—	$—	$—	$—	$1	XXX
*Revised to update amounts reported in the 2025 annual statement.

December 31, 2024
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
		($ in millions)
Pirlo Energy Holdings, LLC	9/12/2016	$48	$—	$—	$—	$—	$1	0.2%
Total	XXX	$48	$—	$—	$—	$—	$1	XXX

Impairment Loss
The Company did not recognize any impairment losses related to business combinations or goodwill as of December 31, 2025.

Based on operational performance, the book value of Pirlo Energy Holdings, LLC, an other invested asset of the Company, was written down to zero and impairments of $3.5 million and $32.7 million were recorded as realized losses as of December 31, 2024 and December 31, 2023, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Subcomponents and Calculation of Adjusted Surplus and Total Admitted Goodwill

December 31, 2025
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$15,845
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	164
Admitted Net Deferred Taxes	2,086
Adjusted Capital and Surplus	13,595
Limitation on amount of goodwill	1,360
Current period reported Admitted Goodwill		$—
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

December 31, 2024
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$17,862
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	163
Admitted Net Deferred Taxes	2,174
Adjusted Capital and Surplus	15,525
Limitation on amount of goodwill	1,553
Current period reported Admitted Goodwill		$—
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

4.    DISCONTINUED OPERATIONS
    The Company did not have any material discontinued operations during 2025, 2024 or 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

5.    INVESTMENTS
5A.     Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The SVO evaluates the investments of insurers for statutory purposes and assigns bonds one of twenty categories called “NAIC Designations.” In general, NAIC Designations of “1A” through “1G” highest quality or “2A” through “2C” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3A” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest ten categories approximated 5.16% and 5.06% of the Company’s bonds as of December 31, 2025 and 2024, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis. In the General Account, securities identified by a Z suffix (other than securities purchased within 120 days of December 31, 2025) with an aggregate statement value of approximately 0.46% of qualifying assets, have not been filed with the SVO.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

    The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2025
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Issuer Credit Obligations:
US governments	$7,164	$37	$780	$6,421
All other governments	533	48	6	575
Non-U.S. sovereign jurisdictions	982	8	112	878
Municipal bonds(1)	2,131	19	249	1,901
Project finance bonds	1,705	29	44	1,690
Corporate bonds	57,170	714	5,619	52,265
Single entity backed obligations	15	—	—	15
SVO-Identified bond exchange traded funds	256	—	—	256
Bonds issued from SEC-Registered business development corps, closed end funds & REITS	4,153	5	258	3,900
Bank loans(2)	1,573	18	19	1,572
Mortgage loans that qualify as SVO-Identified credit tenant loans	2,136	26	183	1,979
Certificates of deposit	394	—	—	394
Other issuer credit obligations	427	14	29	412
Subtotal unaffiliated issuer credit obligations	78,639	918	7,299	72,258
Affiliated issuer credit obligations(3)	2,757	22	25	2,754
Total issuer credit obligations	81,396	940	7,324	75,012
Asset-Backed Securities:
Financial asset-backed securities - RMBS(4)	1,697	47	40	1,704
Financial asset-backed securities - CMBS(5)	2,838	16	123	2,731
Financial asset-backed securities - CLOs/CBOs/CDOs	4,318	7	1	4,324
Financial asset-backed securities - equity	296	4	—	300
Financial asset-backed securities - other	1,748	30	10	1,768
Non-financial asset-backed securities - leases	251	3	1	253
Non-financial asset-backed securities - other	612	10	15	607
Subtotal unaffiliated asset-backed securities	11,760	117	190	11,687
Affiliated asset-backed securities	494	1	3	492
Total asset-backed securities	12,254	118	193	12,179
Total bonds	$93,650	$1,058	$7,517	$87,191

Unaffiliated Preferred Stocks
Redeemable	$58	$20	$12	$66
Non-redeemable	60	2	2	60
Total unaffiliated preferred stocks	$118	$22	$14	$126

(1) Carrying amount includes $231 million and $1,900 million (fair value $221 million and $1,680 million), respectively of general obligation and special revenue municipal bonds.
(2) Carrying amount includes $805 million and $768 million (fair value $806 million and $766 million), respectively of issued and acquired bank loans.
(3) Primarily includes single entity backed obligations.
(4) Carrying amount includes $73 million, $675 million and $949 million (fair value $65 million, $648 million and $991 million), respectively of agency RMBS guaranteed, agency RMBS not/partially guaranteed and non-agency financial asset-backed residential mortgage-backed securities.
(5) Carrying amount includes $764 million and $2,074 million (fair value $685 million and $2,046 million), respectively of agency CMBS not/partially guaranteed and non-agency financial asset-backed commercial mortgage-backed securities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	December 31, 2024
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$5,497	$20	$819	$4,698
All other governments	1,672	16	215	1,473
States - territories and possessions	222	1	24	199
Political subdivisions of states, territories and possessions	163	3	11	155
Special revenue and special assessment obligation all non- guaranteed obligations of agencies	3,617	47	391	3,273
Hybrid Securities	76	3	—	79
Industrial & miscellaneous (unaffiliated)	71,317	615	7,188	64,744
Parent - subsidiaries and affiliates	2,731	5	66	2,670
Unaffiliated Bank Loans	556	15	12	559
Total bonds	$85,851	$725	$8,726	$77,850

Unaffiliated Preferred Stocks
Redeemable	$67	$26	$1	$92
Non-redeemable	121	—	—	121
Total unaffiliated preferred stocks	$188	$26	$1	$213

The following table sets forth the carrying amount and estimated fair value of bonds including short-term investments categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2025
	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$5,055	$5,048
Due after one year through five years	16,034	15,983
Due after five years through ten years	14,312	13,971
Due after ten years	46,741	40,756
Subtotal	$82,142	$75,758

Financial asset-backed securities	$11,391	$11,319
Non-Financial asset-backed securities	863	860
Total	$94,396	$87,937

Proceeds from the sale of bonds were $6,414 million, $5,732 million, and $7,485 million for the years ended December 31, 2025, 2024 and 2023, respectively. Gross gains of $87 million, $71 million, and $54 million and gross losses of $250 million, $724 million, and $488 million were realized on such sales during the years ended December 31, 2025, 2024 and 2023, respectively.
Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $99 million, $127 million and $55 million, for preferred stocks were $2 million, $0 million and $1 million, and for unaffiliated common stocks were $9 million, $4 million and $8 million for the years ended December 31, 2025, 2024 and 2023, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2025
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$8,170	$7,995	$(175)	$48,599	$41,232	$(7,367)
Unaffiliated Preferred and Common stocks	482	477	(5)	1	—	(1)
Total	$8,652	$8,472	$(180)	$48,600	$41,232	$(7,368)

	December 31, 2024
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$15,792	$15,255	$(537)	$51,965	$42,769	$(9,196)
Unaffiliated Preferred and Common stocks	599	584	(15)	21	19	(2)
Total	$16,391	$15,839	$(552)	$51,986	$42,788	$(9,198)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2025 or 2024. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2025, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

5B.     Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2025 were agricultural loans 11.25% and 4.89%; commercial loans 15.00% and 3.98%; residential loans 9.75% and 5.50%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2024 were agricultural loans 8.83% and 4.80%; commercial loans 15.00% and 3.77%. For both the years ended December 31, 2025 and 2024 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 85%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey.
As of December 31, 2025, the commercial mortgage and agricultural property loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (31.48%), New York (5.81%) and Washington (5.50%) and included loans secured by properties in Europe, Mexico, Australia and Canada and the residential mortgage loans were in Florida (13.38%), California (10.83%), and New York (8.96%). As of December 31, 2024, the commercial mortgage and agricultural property loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (30.91%), Texas (6.72%) and Washington (5.34%) and included loans secured by properties in Europe, Mexico, Australia and Canada.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2025 and 2024.
The Company invests in investment grade and below investment grade commercial mortgage and agricultural property loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $17,092 million of investment grade and $2,031 million of below investment grade commercial mortgage and agricultural property loans as of December 31, 2025. There were $17,373 million of investment grade and $1,865 million of below investment grade commercial mortgage and agricultural property loans as of December 31, 2024.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in our outstanding loans. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

	December 31, 2025
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
	(in millions)
Recorded Investment (All)
Current	$3,060	$—	$897	$—	$15,478	$105	$19,540
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	16	—	—	—	6	—	22
180+ Days Past Due	454	—	—	—	4	—	458
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	99	—	99

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	December 31, 2024
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Recorded Investment (All)
Current	$3,151	$—	$—	$—	$15,683	$64	$18,898
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	8	—	—	—	—	—	8
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	315	—	—	—	17	—	332
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	14	—	14
Number of Loans	—	—	—	—	1	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	127	—	127

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following tables set forth the investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of the dates indicated:

	December 31, 2025
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
With allowance for credit losses	$83	$—	$—	$—	$15	$—	$98
No allowance for credit losses	404	—	—	—	—	—	404
Total	$487	$—	$—	$—	$15	$—	$502
Subject to a participant mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	$—	$—	$—	$—	$12	$—	$12

	December 31, 2024
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
With allowance for credit losses	$243	$—	$—	$—	$25	$—	$268
No allowance for credit losses	81	—	—	—	6	—	87
Total	$324	$—	$—	$—	$31	$—	$355
Subject to a participant mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	$—	$—	$—	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

	December 31, 2025
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$438	$—	$—	$—	$13	$—	$451
Interest Income Recognized	11	—	—	—	—	—	11
Recorded Investments on Nonaccrual Status	487	—	—	—	10	—	497
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	13	—	—	—	1	—	14

	December 31, 2024
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	2	—	—	—	—	—	2
Recorded Investments on Nonaccrual Status	325	—	—	—	17	—	342
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	7	—	—	—	—	—	7

The following table sets forth allowances for credit losses as of the dates indicated:

	December 31, 2025	December 31, 2024
	(in millions)

Balance at beginning of period	$61	$62
Additions charged to operations	44	61
Direct write-downs charged against the allowance	(90)	(62)
Balance at end of period	$15	$61

The Company had $0 million and $6 million of mortgage loans derecognized as a result of foreclosure for the years ended December 31, 2025 and 2024, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Restructured Mortgage Loans

The following table sets forth the restructured mortgage loans as of the dates indicated:

	December 31, 2025	December 31, 2024
	(in millions)
Total recorded investment in restructuring loans	$60	$70
Total related realized capital (losses)	—	(58)
Total contractual commitments to extend credit to debtors owning receivables whose terms have been modified in trouble debt restructurings	—	—
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Reverse Mortgages

As of both December 31, 2025 and 2024, the Company did not have reverse mortgages.

5C.     Asset-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
As of December 31, 2025, the Company had no asset-backed securities, within the scope of SSAP No. 43, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth the amounts recorded in compliance with SSAP No. 43 as of the date indicated:

	December 31, 2025
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
17029PAA3	$5	$4	$1	$4	$4	1Q25
78442GKW5	50	49	1	49	49	1Q25
84751PLP2	1	1	—	1	1	1Q25
84751PLP2	1	1	—	1	—	2Q25
22523JAD2	3	2	1	2	2	3Q25
22523JAE0	5	2	3	2	2	3Q25
83407NAE4	2	2	—	2	2	3Q25
84751PLP2	1	1	—	1	—	3Q25
22523JAD2	2	2	—	2	2	4Q25
22523JAE0	2	1	1	1	1	4Q25
32027NEE7	1	1	—	1	1	4Q25
Total	$73	$66	$7	$66	$64

As of December 31, 2025, the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2025	December 31, 2024
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(7)	$(50)
12 Months or Longer	$(1,080)	$(1,215)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$1,158	$1,516
12 Months or Longer	$5,310	$5,803

    Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.     Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments, and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. The Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $4,606 million and $4,890 million were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2025 and 2024, respectively. This collateral is not restricted. The fair value of the securities on loan was $4,441 million and $4,702 million as of December 31, 2025 and 2024, respectively. A liability to return collateral received of $4,606 million and $4,890 million is included in “Cash collateral held for loaned securities” as of December 31, 2025 and 2024, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There was no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $3,575 million and $3,288 million were invested in “Cash and short-term investments” as of December 31, 2025 and 2024, respectively. This collateral is not restricted. The fair value of the securities on loan was $3,448 million and $3,169 million as of December 31, 2025 and 2024, respectively. A liability to return collateral received of $3,575 million and $3,288 million is included in “Cash collateral held for loaned securities” as of December 31, 2025 and 2024, respectively. Additionally, assets and a cash collateral liability of $0 million were received for unaffiliated lending as of both December 31, 2025 and 2024.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
    Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
    The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2025	December 31, 2024
	(in millions)
Securities Lending:
Open	$4,605	$4,822
30 Days or Less	1	68
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$4,606	$4,890
Securities Received	—	—
Total Collateral Received	$4,606	$4,890
The aggregate fair value of all securities acquired from the use of the reinvested collateral was $4,553 million and $4,720 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2025 and 2024, respectively.
    In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2025		December 31, 2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	575	575	979	974
31 to 60 Days	89	89	147	147
61 to 90 Days	87	87	183	183
91 to 120 Days	102	102	73	73
121 to 180 Days	139	139	237	237
181 to 365 Days	645	647	1,008	1,008
1 to 2 years	1,304	1,311	969	970
2 to 3 years	1,261	1,266	892	893
Greater than 3 years	337	337	237	235
Subtotal	$4,539	$4,553	$4,725	$4,720
Securities Received	—	—	—	—
Total Collateral Reinvested	$4,539	$4,553	$4,725	$4,720

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

As of both December 31, 2025 and 2024, the Company had no securities lending transactions that extend beyond one year from the reporting date.

    Repurchase Agreements Transactions Accounted for as Secured Borrowing
For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2025, the Company has sufficient assets to cover its secured borrowing liability.

The following table sets forth the repurchase agreements that were bilateral and tri-party trades as of the dates indicated:

	December 31, 2025		December 31, 2024
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$5,127	$5,019	$4,060	$3,785
Overnight	220	—	176	—
2 Days to 1 Week	273	166	274	—
>1 Week to 1 Month	458	379	347	347
>1 Month to 3 Months	166	—	75	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2025		December 31, 2024
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$6,158	$—	$4,752
Fair Value	5,777	5,644	4,487	4,195

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

As of December 31, 2025, the securities acquired were bonds with a designation of NAIC 1 with a BACV of $6,115 million and a fair value of $5,612 million and securities with a designation of NAIC 2 with a BACV of $43 million and a fair value of $32 million.
As of December 31, 2024, the securities acquired were bonds with a designation of NAIC 1 with a BACV of $4,712 million and a fair value of $4,166 million and securities with a designation of NAIC 2 with a BACV of $40 million and a fair value of $29 million.
The following table sets forth the collateral received as of the dates indicated:

	December 31, 2025		December 31, 2024
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$5,707	$5,565	$4,407	$4,133
Securities (FV)	—	—	—	—
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2025	December 31, 2024
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$4,227	$3,787
30 Days or Less	1,338	346
31 to 90 Days	—	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2025		December 31, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$627	$627	$758	$754
31 to 60 Days	97	97	114	114
61 to 90 Days	95	95	142	142
91 to 120 Days	111	111	56	56
121 to 180 Days	152	152	184	184
181 to 365 Days	703	705	781	781
1 to 2 Years	1,422	1,429	750	751
2 to 3 Years	1,374	1,380	690	692
Greater than 3 Years	367	367	183	182
The following table sets forth the fair value of the security collateral pledged, and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2025		December 31, 2024
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$5,707	$5,565	$4,407	$4,133
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

As of both December 31, 2025 and 2024, the Company did not have any reverse repurchase agreements transactions accounted for as secured borrowing.

5E. Real Estate
For both the years ended December 31, 2025 and 2024, the Company recorded $0 million and $5 million of net losses on the sale of real estate, respectively. There were $12 million and $3 million of impairment losses recognized on real estate for the years ended December 31, 2025 and 2024, respectively.
The Company classified $194 million and $192 million as real estate occupied by the Company as of December 31, 2025 and 2024, respectively.
The Company classified $60 million (less $33 million of encumbrances) and $77 million (less $33 million of encumbrances) as real estate held for the production of income as of December 31, 2025 and 2024, respectively.
As of both December 31, 2025 and 2024, the Company did not classify any real estate as held for sale.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

5F.     Other Invested Assets
    The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2025		December 31, 2024
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$386	3.9%	$558	5.4%
Joint venture and limited partnerships interests in common stock	8,437	84.7	8,580	83.1
Joint venture and limited partnerships interests in fixed income	272	2.7	183	1.8
Joint venture and limited partnerships interests - other	374	3.8	451	4.4
Subtotal - Joint venture and limited partnerships	$9,469	95.1%	$9,772	94.7%
Receivables for Securities	238	2.4	105	1.0
Cash collateral for variation margin	255	2.5	445	4.3
Total Other invested assets	$9,962	100.0%	$10,322	100.0%

5G.     Other Investment Disclosures
Investments in Tax Credit Structures (tax credit investments)
The Company invests in tax credit structures, including low income housing tax credit investments and other tax programs, primarily to generate tax credits and other tax benefits and reduce the Company’s tax liability. These tax credit investments are reported within other invested assets on the balance sheet and are amortized in the statement of operations as an expense component within net investment income.
The Company recognized $13 million of tax credits and other tax benefits and $10 million and $ 7 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2025, 2024, and 2023 respectively.

The Company had $224 million of tax credit investments and $179 million of LIHTC property investments as of December 31, 2025 and 2024, respectively.

The Company had no investment amortization and non-income tax related activity recognized as a component of net investment income, and other returns allocated that were recognized outside of income tax expense for the year ended December 31, 2025.

The following table sets forth the aggregate schedule of tax credits expected to be generated each year for the subsequent five years and thereafter, disaggregated by transferable/certificated and non-transferable as of the date indicated:

	December 31, 2025
Year of Generation	Transferable/Certificated	Non-transferable	Total
	(in millions)
2026	$—	$32	$32
2027	—	32	32
2028	—	31	31
2029	—	30	30
2030	—	27	27
Thereafter	—	126	126
Total	$—	$278	$278

None of the tax credit investments have any commitments or contingent commitments anticipated to be paid as of December 31, 2025.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

As of December 31, 2025, none of the tax credit investments are currently subject to any regulatory reviews and there were no significant modifications or events that resulted in a change in the nature of the investment or a change in the relationship with the underlying project for the investments in scope.

There were no impaired tax credit investments for the years ended December 31, 2025 and 2024.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Restricted Assets
The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2025
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Collateral held under security lending agreements	$4,829	$—	$3,844	$—	$8,673	$—	$8,673	2.6%	2.7%
Subject to repurchase agreements	6,158	—	1,261	—	7,419	—	7,419	2.2%	2.3%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	540	—	—	—	540	—	540	0.2%	0.2%
FHLB capital stock	140	—	—	—	140	—	140	0.1%	0.1%
On deposit with state	6	—	—	—	6	—	6	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,776	—	—	—	2,776	—	2,776	0.8%	0.8%
Pledged as collateral not captured in other categories	22,403	—	982	—	23,385	—	23,385	7.1%	7.2%
Collateral assets received and on Balance Sheet	—	—	—	—	—	—	—	0.0%	0.0%
Assets held under Modco Reinsurance Agreements	4,522	—	28,928	—	33,450	—	33,450	10.1%	10.2%
Assets held under Funds Withheld Reinsurance Agreements	8,825	—	—	—	8,825	—	8,825	2.6%	2.7%
Total restricted assets	$50,199	$—	$35,015	$—	$85,214	$—	$85,214	25.7%	26.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2025
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Reinsurance trust assets	$15,980	$—	$—	$—	$15,980	$—	$15,980	4.8%	4.9%
Derivatives collateral	4,520	—	982	—	5,502	—	5,502	1.7%	1.7%
Guaranteed cost trust	365	—	—	—	365	—	365	0.1%	0.1%
Funded reinsurance collateral	1,538	—	—	—	1,538	—	1,538	0.5%	0.5%
Total	$22,403	$—	$982	$—	$23,385	$—	$23,385	7.1%	7.2%
Total pledged under derivative contracts	4,520	—	982	—	5,502	—	5,502	1.7%	1.7%
Total excluding derivative collateral	$17,883	$—	$—	$—	$17,883	$—	$17,883	5.4%	5.5%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following tables set forth the collateral received and assets held under Modco/Funds Withheld (FWH) reinsurance agreements reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2025
	BACV Collateral	BACV Modco	BACV FWH	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Assets

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$—	$173	$171	$—	$173	$171	0.2%	0.2%
Bonds	—	3,076	7,135	—	2,889	6,724	6.2%	6.5%
Mortgage loans	3,428	1,263	264	3,201	1,189	264	3.0%	3.1%
Common stocks	—	—	71	—	—	71	0.1%	0.1%
Other invested assets	1	10	1,157	1	10	1,157	0.7%	0.7%
Securities lending reinvested collateral assets	9,486	—	—	9,515	—	—	5.8%	6.0%
Other	458	—	27	458	—	27	0.3%	0.3%
Total General Account	$13,373	$4,522	$8,825	$13,175	$4,261	$8,414	16.3%	16.9%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$264	$1,813	$—	$264	$1,813	$—	1.2%	1.2%
Bonds	21	8,496	—	21	8,496	—	5.1%	5.1%
Common stocks	—	17,289	—	—	17,289	—	10.3%	10.3%
Other invested assets	—	1,319	—	—	1,319	—	0.8%	0.8%
Securities lending reinvested collateral assets	4,418	—	—	4,431	—	—	2.6%	2.6%
Other	253	11	—	253	11	—	0.2%	0.2%
Total Separate Account	$4,956	$28,928	$—	$4,969	$28,928	$—	20.2%	20.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	December 31, 2025
	Related Party Relationship
	Book/ Adjusted Carrying Value (BACV) FWH Including Modco	Direct investment (excluding securitizations) in the reinsurer	Investments with reinsurer(1)	Investments with reinsurer(2)	Investments reflect in‐substance related party transaction (3)	Investments related to reinsurer, but reinsurer represents a different arrangement than the options provided	Investment is not related / affiliated to the reinsurer
	($ in millions)
Assets

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$344	$—	$—	$—	$—	$—	$344
Bonds	10,211	81	—	—	—	12	10,118
Mortgage loans	1,527	—	—	—	—	—	1,527
Common stocks	71	—	—	71	—	—	—
Other invested assets	1,167	—	506	110	—	—	551
Other	27	—	—	—	—	(4)	31
Total General Account	$13,347	$81	$506	$181	$—	$8	$12,571
Percentage to Total FWH Assets (including Modco)	100%	1%	4%	1%	—%	—%	94%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$1,813	$—	$—	$—	$—	$—	$1,813
Bonds	8,496	—	—	—	—	—	8,496
Common stocks	17,289	—	—	—	—	—	17,289
Other invested assets	1,319	—	—	1,319	—	—	—
Other	11	—	—	—	—	—	11
Total Separate Account	$28,928	$—	$—	$1,319	$—	$—	$27,609
Percentage to Total FWH Assets (including Modco)	100%	—%	—%	5%	—%	—%	95%
(1) Securitization or similar investment vehicles with reinsurer (influential role & 50% or more of collateral represents investments in or direct credit exposure to reinsurer).
(2) Securitization or similar investment vehicles with reinsurer (influential role & less than 50% of collateral represents investments in or direct credit exposure to reinsurer).
(3) Securitization or similar investment vehicles where the structure reflects an in‐substance related party transaction to the reinsurer.

	December 31, 2025
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$10,171	7.1%
Recognized Obligation to Return Collateral Asset (Separate Account)	$4,738	2.8%
Recognized Obligation for Modco assets (General Account)	$—	0.0%
Recognized Obligation for Modco assets (Separate Account)	$—	0.0%
Recognized Obligation for FWH (excluding Modco) assets (General Account)	$—	0.0%
Recognized Obligation for FWH (excluding Modco) assets (Separate Account)	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2024
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Collateral held under security lending agreements	$5,353	$—	$3,563	$—	$8,916	$—	$8,916	2.8%	2.8%
Subject to repurchase agreements	4,752	—	701	—	5,453	—	5,453	1.7%	1.7%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	530	—	—	—	530	—	530	0.2%	0.2%
FHLB capital stock	143	—	—	—	143	—	143	0.0%	0.0%
On deposit with state	6	—	—	—	6	—	6	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,878	—	—	—	2,878	—	2,878	0.9%	1.0%
Pledged as collateral not captured in other categories	20,685	—	326	—	21,011	—	21,011	6.5%	6.6%
Total restricted assets	$34,347	$—	$4,590	$—	$38,937	$—	$38,937	12.1%	12.3%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2024
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$16,206	$—	$—	$—	$16,206	$—	$16,206	5.0%	5.1%
Funded Reinsurance Pledged Collateral	2,547	—	326	—	2,873	—	2,873	0.9%	0.9%
Guaranteed Cost Trust	377	—	—	—	377	—	377	0.1%	0.1%
Reinsurance Trust Assets	1,555	—	—	—	1,555	—	1,555	0.5%	0.5%
Total	$20,685	$—	$326	$—	$21,011	$—	$21,011	6.5%	6.6%

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2024
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Bonds	$—	$226	0.0%	0.0%
Mortgage loans	3,609	3,257	2.3%	2.4%
Other invested assets	11	11	0.0%	0.0%
Securities lending reinvested collateral assets	8,384	8,376	5.4%	5.6%
Other	—	697	0.0%	0.0%
Total General Account	$12,004	$12,567	7.7%	8.0%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$398	$398	0.2%	0.2%
Bonds	58	869	0.1%	0.1%
Securities lending reinvested collateral assets	3,521	3,517	2.1%	2.1%
Other	—	243	0.0%	0.0%
Total Separate Account	$3,977	$5,027	2.4%	2.4%

	December 31, 2024
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,023	6.7%
Recognized Obligation to Return Collateral Asset (Separate Account)	$3,934	2.4%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $66 million, $53 million and $54 million for the years ended December 31, 2025, 2024 and 2023, respectively.
The Company had $42 million, $0 million and $0 million interest on mortgage loans over ninety days due for the years ended December 31, 2025, 2024 and 2023, respectively.

Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is nonadmitted and excluded from “Net investment income.” For the years ended December 31, 2025, 2024 and 2023, there was no nonadmitted due and accrued rental income on real estate.

For the years ended December 31, 2025, 2024 and 2023, other invested assets had no nonadmitted due and accrued income.
The following table sets forth accrued investment income as of December 31:

	2025	2024
	(in millions)
Net Admitted	$985	$976
Nonadmitted	1	1
Gross accrued investment income	$986	$977
For both years ended December 31, 2025, and 2024, the Company did not have aggregate deferred interest.
The Company had $9 million, $7 million and $12 million cumulative amounts of paid-in-kind ("PIK") interest included in the current principal balance for the years ended December 31, 2025, 2024 and 2023, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth “Net investment income” for the years ended December 31:

	2025	2024	2023
	(in millions)
Bonds(1)	$4,109	$4,020	$3,888
Stocks	253	237	223
Mortgage loans	836	829	784
Contract loans	91	94	93
Cash, cash equivalents, and short-term investments(1)	217	168	219
Other investments(2)	1,154	1,101	1,246
Total gross investment income	6,660	6,449	6,453
Less investment expenses	(1,003)	(1,023)	(969)
Net investment income before amortization of IMR	5,657	5,426	5,484
Amortization of IMR	(184)	(140)	(111)
Net investment income	$5,473	$5,286	$5,373
(1) 2024 period has been updated to conform to current period presentation.
(2) Other investments consist of real estate, other invested assets, and derivatives.
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2025	2024	2023
	(in millions)
Bonds	$(272)	$(836)	$(497)
Stocks	98	55	(5)
Mortgage loans	(129)	(82)	(26)
Derivative instruments	(135)	(336)	(594)
Other investments	52	(5)	(167)
Total gross realized capital gains (losses)	(386)	(1,204)	(1,289)
Capital gains benefit (tax)	147	255	181
IMR transfers, net of tax	342	772	762
Net realized capital gains (losses)	$103	$(177)	$(346)

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company did not have direct exposure through investments in subprime mortgage loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The Company’s exposure to sub-prime mortgage loans is through other investments. The following table sets forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2025				December 31, 2024
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Asset-backed securities	$416	$416	$469	$5	$390	$390	$437	$—
Total	$416	$416	$469	$5	$390	$390	$437	$—
The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2025 and 2024, these commitments were $5,049 million and $5,650 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $4,272 million and $2,713 million at December 31, 2025 and 2024, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2025 and 2024, financial guarantees issued by the Company were $71,697 million and $72,457 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2025 and 2024, such contracts in force carried a total guaranteed value of $71,697 million and $72,457 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $69,598 million and $67,880 million at December 31, 2025 and 2024, respectively.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

5GI Securities
The following table sets forth the 5GI securities as of the dates indicated:

	December 31, 2025			December 31, 2024
	Number of 5GI Securities	Aggregate BACV	Aggregate Fair Value	Number of 5GI Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
ICO - AC(1)	30	$181	$183	29	$204	$199
ABS - AC(1)	10	—	—	16	66	66
Preferred Stock - AC	2	10	16	2	11	37
Preferred Stock - FV	4	37	37	3	91	91
Total	46	$228	$236	50	$372	$393
(1) Prior period has been updated to conform to current period presentation.

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years ended December 31:

	2025		2024		2023
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	68	78	121	223	31	32
Aggregate Amount of investment income	$30	$22	$28	$18	$4	$6

Reporting Entity's Share of Cash Pool by Asset Type
As of both the years ended December 31, 2025 and 2024, the Company did not have any cash pool assets within the scope of SSAP No. 2, "Cash, Cash Equivalents, Drafts, and Short-Term Investments" ("SSAP No. 2"), that required disclosure.

Aggregate Collateral Loans by Qualifying Investment Collateral

As of both the years ended December 31, 2025 and 2024, the Company did not have any collateral loans within the scope of SSAP No. 21, “Other Admitted Assets” (“SSAP No. 21”).

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 16, 2026, the date these audited financial statements were issued.
In February of 2026, the Company received approval from the Department to record a $300 million payable as of December 31, 2025, for a capital contribution to its subsidiary, Pruco Life. The capital contribution was received by Pruco Life prior to March 1, 2026.

Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 16, 2026, the date these audited financial statements were issued.
On February 27, 2026, the Company executed a novation of policies in the amount of $1,659 million, that were previously reinsured to Empower Life and Annuity Company of New York ("ELAINY"). Policies were novated to Empower Annuity Insurance Company ("EAIC") reducing the Company's direct and ceded reserves to ELAINY by $1,659 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

7.    REINSURANCE
The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. The Company utilizes various types of reinsurance, including primarily yearly renewable term (“YRT”), coinsurance, coinsurance with funds withheld and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2025	2024	2023
	(in millions)
Premiums:
Direct	$24,779	$45,804	$24,453
Assumed	13,813	13,203	12,368
Ceded	6,994	9,605	16,327

The Company does not have reinsurance agreements under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits as of December 31, 2025, 2024 and 2023.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits as a result of these new reinsurance agreements for the years ended December 31, are as follows:

	2025	2024	2023
	(in millions)
Individual Life	$731	$—	$—
Retirement	—	—	9,987
International	400	400	—

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2025, 2024 and 2023 as a result of uncollectible or commutated reinsurance with respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2025	2024	2023	2025	2024	2023
	(in millions)
Claims incurred	$11	$12	$12	$—	$—	$—
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	—	—	—	—
Other	—	(1)	—	—	—	—
Company:
Scottish Re (U.S.), Inc	11	12	12	—	—	—
North Carolina Mutual & AZ Mont	—	(1)	—	—	—	—

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectible reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The amounts related to reinsurance agreements included in “Future policy benefits and claims” and “Premiums and annuity considerations” as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed from affiliated insurers	$38,620	$37,448	$36,385	$6,243	$6,421	$6,679
Assumed from unaffiliated insurers	20,692	20,467	20,257	7,570	6,782	5,689
Total reinsurance assumed	$59,312	$57,915	$56,642	$13,813	$13,203	$12,368

Ceded to affiliated insurers	$61,238	$61,240	$61,877	$2,465	$2,229	$2,261
Ceded to unaffiliated insurers	14,988	18,112	18,420	4,529	7,376	14,066
Total reinsurance ceded	$76,226	$79,352	$80,297	$6,994	$9,605	$16,327

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
PARCC	$1,644	$1,690	$1,736	$1,292	$1,277	$1,269
PARU	850	849	1,419	458	303	815
PLAZ	—	362	81	239	359	67
Lotus Re	1	42	42	25	34	33
PLNJ	29	70	51	56	72	45
Affiliated total	2,524	3,013	3,329	2,070	2,045	2,229
Unaffiliated	16,987	16,846	16,485	727	765	821
Unaffiliated total	16,987	16,846	16,485	727	765	821
Total	$19,511	$19,859	$19,814	$2,797	$2,810	$3,050

Ceded:
PLAZ	$14,169	$13,160	$12,658	$545	$311	$328
Lotus Re	2,245	2,266	2,293	205	216	227
PURE	—	—	7	—	(8)	7
Affiliated total	16,414	15,426	14,958	750	519	562
Unaffiliated total	1,285	2,511	2,619	1,131	1,421	1,424
Unaffiliated total	1,285	2,511	2,619	1,131	1,421	1,424
Total	$17,699	$17,937	$17,577	$1,881	$1,940	$1,986

GUL Agreements

Effective January 1, 2024 and October 1, 2024, Prudential Insurance was involved in a broader transaction to cede certain guaranteed universal life (“GUL”) policy risk (which was previously retained by Prudential Insurance and its affiliates) to third-party reinsurers. To facilitate these GUL transactions, certain agreements between Prudential Insurance and its affiliates (PLAZ, PLNJ, captives) were partially or fully recaptured. Also to facilitate these GUL transactions, Prudential Insurance entered into YRT reinsurance agreements with PLAZ and PLNJ to passthrough the amounts that were already reinsured by Prudential Insurance to third-party reinsurers. Such passthrough arrangements were impacted by an affiliate YRT restructure effective October 1, 2025 whereby the risk was aggregated into PLAZ (rather than PICA) for purposes of retroceding to third-party reinsurers.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

PARCC

The Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC” or the “captives”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts which are not subject to principles-based reserving. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers. Effective October 1, 2024, the term business reinsured by PARCC and retroceded to PICA expanded due to a merger of other term captive companies (PAR Term, Term Re, and DART). Effective October 1, 2025, as part of the affiliate YRT restructure noted above, such mortality risk was retroceded by the Company to PLAZ for purposes of retroceding to external reinsurers.

    PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU” or the “captives”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company. Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary for PARU to retrocede risk on PLAZ and PLNJ issued policies to the Company. In 2024, there were restructurings to this agreement and ultimately a full recapture (GUL Re and PURC). As a result of the recapture, there was a recapture settlement which appears as premium on Schedule S.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance (“ILI”) and Talcott Life Insurance Company, formerly known as Hartford Life Insurance Company, entities) that is classified as GUL. As of January 1, 2022, most of the variable life insurance policies were recaptured resulting in a $460 million gain and then reinsured from PLAZ to Lotus Re as mentioned below. Effective January 1, 2024 and October 1, 2024, PLAZ entered into YRT reinsurance agreements with, and partially recaptured some business from, Prudential Insurance as described above in the “GUL Agreements” section. Effective October 1, 2025, as part of the affiliate YRT restructure noted above, various agreements between the Company and PLAZ were modified or created to aggregate the risk to PLAZ (rather than PICA) for purposes of PLAZ retroceding to third-party reinsurers.

    PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective January 1, 2024, PLNJ entered into a YRT reinsurance agreement with, and partially recaptured some business from, Prudential Insurance as described above in the “GUL Agreements” section. Effective October 1, 2025, this agreement was novated such that PLAZ (rather than the Company) is the reinsurer, to facilitate PLAZ’s retrocession to third-party reinsurers as part of a broader affiliate YRT restructure as noted above.

Lotus Re

Effective January 1, 2022, the Company entered into an agreement with Lotus Re, an affiliate reinsurance company, to reinsure variable life policies. The structure is coinsurance/modified coinsurance, with 90% of risk covered by Lotus Re and PICA retaining 10% under the agreement. In addition, the Company entered into a YRT agreement with Lotus Re, also effective January 1, 2022, under which Lotus Re cedes mortality risk for variable life policies back to the Company. The amount ceded from Lotus Re to the Company and the reinsurance premiums are a full passthrough to replicate the amounts covered under various YRT agreements between the Company and third-party reinsurers. Settlement of $3.2 billion was in-kind and is therefore reflected within the supplemental disclosure of non-cash items in Note 1B. As a result of this transaction, the Company recorded an $830 million deferred reinsurance gain as of December 31, 2022. In addition, the Company entered into a coinsurance agreement with Lotus Re effective October 1, 2024 to cede 100% of a small block of Appreciable Life policies in extended term policy status. This YRT agreement was modified effective October 1, 2025 as part of the broader affiliate YRT restructure, such that PLAZ is the new reinsurer (rather than the Company) for certain policies.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

PURE

Effective October 1, 2023, the Company entered into a coinsurance agreement with Prudential Universal Reinsurance Entity Company (“PURE”), a subsidiary of the Company, to reinsure 10% of mortality risk on MyLegacy policies. This agreement was recaptured effective January 1, 2024 and as a result, there was a small recapture settlement (showing as a negative premium) in 2024.

Unaffiliated

Individual Life utilizes various types of reinsurance, including primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. Effective October 1, 2025, the majority of such risk was transferred from The Company to PLAZ as part of a broader affiliate YRT restructure noted above, whereby PLAZ (rather than the Company) retrocedes the majority of risk to third-party reinsurers. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013, and further reduced it to $10 million per life beginning in 2020.

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Ceded:
PLIC	$44,824	$45,814	$46,919	$1,708	$1,679	$1,667
Affiliated total	$44,824	$45,814	$46,919	$1,708	$1,679	$1,667
PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
PLNJ	$323	$305	$337	$684	$711	$307
Affiliated total	323	305	337	684	711	307
Unaffiliated	901	1,017	1,179	24	31	7
Unaffiliated total	901	1,017	1,179	24	31	7
Total	$1,224	$1,322	$1,516	$708	$742	$314

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, PLNJ discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PLNJ and the Company.

Effective February 1, 2023, PLNJ began selling indexed variable annuities products, which the Company reinsured through the existing reinsurance agreement under modified coinsurance. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts assumed by the Company.

The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Wilton Re and Everlake (former Allstate block of business) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Wilton Re and Everlake included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

FLIAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with FLIAC for its deferred variable annuity business written in New York on a whole contract basis where the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis. On April 1, 2022, FLIAC (formerly PALAC) was sold to Fortitude Re and is no longer considered an affiliate of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Retirement

The Company has assumed and ceded from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
PLAZ	$2	$2	$2	$—	$—	$—
Affiliated total	2	2	2	—	—	—
Unaffiliated	2,797	2,597	2,585	6,818	5,986	4,860
Unaffiliated total	2,797	2,597	2,585	6,818	5,986	4,860
Total	$2,799	$2,599	$2,587	$6,818	$5,986	$4,860

Ceded:
Unaffiliated	$9,773	$9,753	$9,977	$245	$—	$8,981
Unaffiliated total	9,773	9,753	9,977	245	—	8,981
Total	$9,773	$9,753	$9,977	$245	$—	$8,981

    PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. As of December 31, 2025, the Company has reserves of $691 million to cover the asset and longevity risk associated with the pension benefits.

Prismic Re

In September 2023, the Company entered into an agreement with Prismic Re to reinsure approximately $10 billion of reserves for certain structured settlement annuity contracts issued by the Company effective September 2023. These contracts represented approximately 70% of the Company’s in-force structured settlement annuities business. As a result of this transaction, the Company recorded a day 1 loss of $861 million, of which $808 million was recognized through net income and $53 million was recorded as a deferred reinsurance loss as of December 31, 2023.

Talcott Life Re, Ltd

In July 2025, PICA entered into a reinsurance agreement with Bermuda based Talcott Life Re, Ltd to reinsure the liabilities of new business sales for Structured Settlement Annuities with and without life contingencies through coinsurance with Funds Withheld. The quota share percentages can differ between types of reinsured contracts, such as life contingent vs. non-life contingent and long vs. short duration. Once a reinsured contract has been ceded under the agreement, the quota share for the reinsured contract will not change.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

    International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
Prudential Life Insurance Co., Ltd. (Japan)	$27,736	$26,298	$24,984	$2,857	$3,077	$3,430
Prudential Gibraltar Financial Life Insurance Co., Ltd	7,830	7,766	7,733	398	498	713
Gibraltar Life Insurance Co., Ltd	205	64	—	234	90	—
Affiliated total	$35,771	$34,128	$32,717	$3,489	$3,665	$4,143

Ceded:
Prudential Seguros Mexico, S.A. de C.V.	$—	$—	$—	$7	$31	$32
Affiliated total	—	—	—	7	31	32
Unaffiliated	800	400	—	1,766	2,382	4
Unaffiliated total	800	400	—	1,766	2,382	4
Total	$800	$400	$—	$1,773	$2,413	$36

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”), Prudential Gibraltar Financial Life Insurance Co. Ltd (“PGFL”), and The Gibraltar Life Insurance Co., Ltd (“GIB”). For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

In April 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $14.6 billion and $13.5 billion related to this trust arrangement were on deposit with trustees as of December 31, 2025 and December 31, 2024, respectively.

Unaffiliated

In October 2024, the Company entered into a retrocession agreement with The Canada Life Assurance Company for the U.S. dollar denominated whole life policies currently assumed from POJ. This retrocession agreement is a combination of modified coinsurance and coinsurance, where policies are retroceded based upon a quota share percentage. In September 2025, the Company executed its first increase to the quota share percentage.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

    Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
Unaffiliated	$7	$7	$7	$1	$—	$—
Unaffiliated total	$7	$7	$7	$1	$—	$—

Ceded:
Unaffiliated	$344	$286	$273	$2,846	$2,884	$2,952
Unaffiliated total	$344	$286	$273	$2,846	$2,884	$2,952

    Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

    Other Business

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
Unaffiliated	$—	$—	$1	$—	$—	$1
Unaffiliated total	—	—	1	—	—	1
Total	$—	$—	$1	$—	$—	$1

Ceded:
Unaffiliated	$2,786	$5,162	$5,551	$(1,459)	$689	$705
Unaffiliated total	2,786	5,162	5,551	(1,459)	689	705
Total	$2,786	$5,162	$5,551	$(1,459)	$689	$705

Effective April 2022, in connection with the Full Service Retirement business sale, the Company entered into separate agreements with external counterparties, Empower Annuity Insurance Company of America ("EAICA") and Empower Life & Annuity Insurance Company of New York ("ELAINY") to reinsure a portion of its Full Service Retirement business. The company ceded 100% of separate account liabilities under modified coinsurance and 100% of general account liabilities under coinsurance of its Full Service Retirement business. The Company's Full Service Retirement business separate accounts consist of market value and stable value separate accounts, and the Full Service general account products consist of individual annuities, stable value accumulation funds and a stable value wrap product known as a synthetic guaranteed investment contract. The reinsurance agreement offers the policyholders the opportunity to novate their contracts from the Company to Empower and any such novated contracts shall cease to be reinsured under this agreement. On October 31, 2025, the Company executed a novation of policies in the amount of $2,163 million, that were previously reinsured to ELAINY. Policies were novated to Empower Annuity Insurance Company ("EAIC") reducing the Company's direct and ceded reserves to ELAINY by $2,163 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

8.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it owns or anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is usually reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 35 years and 36 years, as of December 31, 2025 and 2024, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate forwards, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components for hedge relationships the Company has are recognized in “Net investment income” and amortized over the term of the hedge relationship.
Interest Rate Contracts
Interest rate swaps, options, forwards, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and receives/posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.
Equity Contracts
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and SOFR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from fluctuations in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-USD denominated businesses, international operations, and investments. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company, from time to time, uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on certain index references with notional amounts of $4,272 million and $2,713 million, are reported at fair value as an asset of $68 million and an asset of $51 million as of December 31, 2025 and 2024, respectively. As of December 31, 2025, these credit derivatives’ notionals had the following NAIC ratings: $4,060 million in NAIC 3, and $212 million in NAIC 6. As of December 31, 2024, these credit derivatives’ notionals had the following NAIC ratings: $2,488 million in NAIC 3, and $225 million in NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.
The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have matured, while the credit protection on the index reference has a maturity of less than 10 years. These credit derivatives are accounted for as RSATs.
In addition to writing credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of both December 31, 2025 and 2024, the Company had no outstanding contracts where it had purchased credit protection.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $203 million and $254 million as of December 31, 2025 and 2024, respectively.
The net fair value of securities pledged as collateral by the Company was $2,724 million and $1,381 million as of December 31, 2025 and 2024, respectively.
The table below depicts the derivatives owned by the Company as of December 31, 2025 and 2024:

	Derivatives Financial Instruments
	December 31, 2025			December 31, 2024
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$1,548	$52	$52	$2,448	$190	$190
Liabilities	$286	$23	$23	$1,190	$170	$170
Swaps:
Assets	37,007	2,535	2,549	47,274	3,754	3,568
Liabilities	40,359	3,049	3,260	30,102	2,595	3,028
Forwards:
Assets	1,998	33	32	3,722	105	162
Liabilities	6,297	40	218	2,811	123	196
Futures:
Assets	2,060	32	4	1,508	27	3
Liabilities	5,163	—	18	4,096	—	16
Totals:
Assets	$42,613	$2,652	$2,637	$54,952	$4,076	$3,923
Liabilities	$52,105	$3,112	$3,519	$38,199	$2,888	$3,410
Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2025:

Fiscal Year	Premium Payments Due
2026	$—
2027	—
2028	—
2029	3
Thereafter	8
Total Future Settled Premiums	$11

	December 31, 2025	December 31, 2024
	(in millions)
Undiscounted Future Premium Commitments	$11	$—
Derivative Fair Value With Premium Commitments	3	—
Derivative Fair Value Excluding Impact of Future Settled Premiums	14	—

The table below summarizes the applicable excluded component data as of December 31, 2025:

Type of Excluded Component	Current Fair Value	Recognized Unrealized Gain/Loss	Fair Value Reflected in BACV	Aggregate Amount Owed at Maturity	Current Year Amortization	Remaining Amortization
(in millions)
Time Value	N/A	N/A	N/A
Intrinsic Value	N/A	N/A	N/A
Cross Current Basis Spread	N/A	N/A	N/A
Forward Points	$(123)	$—	$—	$(329)	$(14)	$(288)

The table below summarizes the applicable excluded component data as of December 31, 2024:

Type of Excluded Component	Current Fair Value	Recognized Unrealized Gain/Loss	Fair Value Reflected in BACV	Aggregate Amount Owed at Maturity	Current Year Amortization	Remaining Amortization
(in millions)
Time Value	N/A	N/A	N/A
Intrinsic Value	N/A	N/A	N/A
Cross Current Basis Spread	N/A	N/A	N/A
Forward Points	$(64)	$—	$—	$(329)	$(10)	$(302)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

9.    INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has recorded $0.3 million valuation allowance as of both December 31, 2025 and December 31, 2024. Valuation allowance has been recorded against deferred tax assets related to the branch foreign tax credits. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable, and the amount of deferred tax asset actually realized during the year.

9A.     The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$5,925	$36	$5,961	$6,255	$239	$6,494	$(330)	$(203)	$(533)
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	5,925	36	5,961	6,255	239	6,494	(330)	(203)	(533)
DTA Nonadmitted	1,050	—	1,050	1,118	118	1,236	(68)	(118)	(186)
Subtotal (Net Admitted Adjusted Gross DTA)	4,875	36	4,911	5,137	121	5,258	(262)	(85)	(347)
DTL	2,640	200	2,840	3,101	121	3,222	(461)	79	(382)
Net Admitted DTA	$2,235	$(164)	$2,071	$2,036	$—	$2,036	$199	$(164)	$35

	December 31, 2025	December 31, 2024
	(in millions)
Change in Net DTA	$(151)	$81
Less: Change in Net DTL on unrealized (gains)/losses	(7)	33
Less: Shared based payment adjustment	—	—
Less: Other deferred booked to surplus	—	—
Change in net deferred income tax	$(144)	$48

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The components of the admission calculation are as follows:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$20	$20	$—	$—	$—	$—	$20	$20
Admitted pursuant to 11.b. (Realization)	2,051	—	2,051	2,036	—	2,036	15	—	15
Realization per 11.b.i	3,556	—	3,556	3,973	—	3,973	(417)	—	(417)
Limitation per 11.b.ii			2,051			2,036			15
Admitted pursuant to 11.c	2,824	16	2,840	3,101	121	3,222	(277)	(105)	(382)
Total Admitted pursuant to SSAP No. 101	$4,875	$36	$4,911	$5,137	$121	$5,258	$(262)	$(85)	$(347)

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2025	December 31, 2024
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	756.56%	741.09%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$21,275	$19,709

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$5,926	$36	$6,255	$239	$(329)	$(203)
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	4,876	36	5,137	121	(261)	(85)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company's tax-planning strategies do not include the use of reinsurance.

9B.     Deferred tax liabilities not recognized:
There were no deferred tax liabilities that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

9C.     Current income taxes incurred consist of the following major components as of December 31:
Current Income Tax:

				Change	Change
	2025	2024	2023	2025-2024	2024-2023
	(in millions)
Federal	$182	$354	$(42)	$(172)	$396
Foreign	9	8	4	1	4
Subtotal	191	362	(38)	(171)	400
Federal income tax on net realized capital gains (losses)	(148)	(255)	(181)	107	(74)
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$43	$107	$(219)	$(64)	$326

DTAs Resulting from Book/Tax Differences:

	2025	2024	Change
	(in millions)
Ordinary:
Insurance Reserves	$1,888	$2,007	$(119)
Policyholder Dividends	221	234	(13)
Deferred Acquisition Costs	464	461	3
Employee Benefits	619	573	46
Invested Assets	2,545	2,825	(280)
Nonadmitted Assets	121	103	18
Other Deferred Tax Assets	67	52	15
Subtotal	5,925	6,255	(330)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,050	1,118	(68)
Total admitted ordinary DTA	4,875	5,137	(262)
Capital:
Invested Assets – Bonds, Stocks, & Other	36	37	(1)
Unrealized Capital (Gains)/Losses	—	202	(202)
Subtotal	36	239	(203)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	118	(118)
Total admitted capital DTA	36	121	(85)
Total admitted DTA (Ordinary and Capital)	$4,911	$5,258	$(347)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

DTLs Resulting from Book/Tax Differences:

	2025	2024	Change
	(in millions)
Ordinary:
Insurance Reserves	$417	$523	$(106)
Invested Assets - Derivatives & Other	2,201	2,388	(187)
Unrealized Capital (Gains)/Losses	—	157	(157)
Other	22	33	(11)
Subtotal	2,640	3,101	(461)
Capital:
Invested Assets - Bonds, Stocks, & Other	200	121	79
Subtotal	200	121	79
Total DTLs	$2,840	$3,222	$(382)

Net DTAs/DTLs	$2,071	$2,036	$35

9D.     Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

				Change	Change
	2025	2024	2023	2025-2024	2024-2023
	(in millions)
Expected federal income tax expense	$347	$122	$158	$225	$(36)
Non taxable investment income	(65)	(66)	(89)	1	23
Tax credits	(44)	(35)	(44)	(9)	9
Items in equity	(30)	(60)	82	30	(142)
IMR	36	38	47	(2)	(9)
Deferred ceding allowance	(33)	60	(16)	(93)	76
Sale of subsidiary	(13)	—	(16)	(13)	16
Prior Period Adjustment - Reserve	—	—	16	—	(16)
Prior year true-up	(17)	(3)	(4)	(14)	1
Other	7	3	1	4	2
Total incurred income tax expense	$188	$59	$135	$129	$(76)

Non-Taxable Investment Income - This item is primarily related to common stock earnings of subsidiaries and the U.S. Dividends Received Deduction (“DRD”). The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $17 million of the total $65 million of 2025 non-taxable investment income, $12 million of the total $66 million of 2024 non-taxable investment income, and $22 million of the total $89 million of 2023 non-taxable investment income. The DRD for the current period was estimated using information from 2024, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. The remaining $48 million of tax benefit for 2025 is driven by $40 million related to common stock earnings of subsidiaries, $7 million of tax-exempt interest, and other adjustments. For 2024, $54 million of tax benefit is driven by $37 million related to common stock earnings of subsidiaries, $6 million of tax-exempt interest, and other adjustments. For 2023, $67 million of tax benefit is driven by $39 million related to common stock earnings of subsidiaries, $11 million of tax-exempt interest, and other adjustments.
Interest Maintenance Reserve (IMR) - This item is designed to defer realized capital gains & losses that result from the sale of fixed income investments resulting from changes in the overall level of interest rates. Per SSAP No. 7, the gains and losses are amortized into

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

investment income over the expected remaining life of the investments sold. The deferral of the gains for book purposes is not allowed for tax. Therefore, the deferred gain and the corresponding amortization are reversed for tax.

Deferred Ceding Allowance - SSAP 61 requires that any initial gains or increase in surplus resulting from reinsurance agreements be deferred. Recognition of the gain is reflected as earnings emerge from the business reinsured. The deferred gain is recognized for tax purposes on day 1 and subsequent recognition in pre-tax is reversed for tax.

Sale of Subsidiary - This line item relates to tax impact from sale of PICA's interest in PGIM SITE and sale of shares in Peak Re Holdings.

Low-Income Housing and Other Tax Credits - These amounts include U.S. tax credits for Low-income Housing as well as foreign tax credits.

Prior Period Adjustment – Reserve - This item relates to the prior period adjustment from an overstatement of Future policy benefits and claims recorded to surplus. See Note 2 for further details.

9E.     Additional Tax Disclosures
1.The amounts, origination dates and expiration dates of operating loss and tax credit carry forwards available for tax purposes:

At December 31, 2025, the Company had no net operating loss and no tax credit carry forwards.

2.The Company's income tax incurred were $70 million, $0 million, and $0 million for the years ended December 31 2025, 2024, and 2023 respectively, that is available for recoupment in the event of future net losses.
3.The aggregate amount of deposits admitted under IRC § 6603 is $0.

9F.     The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service or other taxing authorities. The completion of review or the expiration of the U.S. Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits were $0 million, $4 million and $8 million for the years ended December 31, 2025, 2024, and 2023, respectively.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2025, 2024 and 2023, the Company recognized $0 million, $0 million and $0 million, respectively, in the statement of operations and in the statement of financial positions for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2025 are 2014 through 2025.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

9G.    The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

For purposes of the CAMT, PICA is an applicable reporting entity with a tax allocation agreement exclusion. Thus, the Company will not be subject to any CAMT impact for statutory reporting purposes.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	PREI Acquisition I, Inc.
Braeloch Holdings, Inc.	PREI Acquisition II, Inc.
Braeloch Successor Corporation	PREI International, Inc.
Capital Agricultural Property Services, Inc.	Pruco Life Insurance Company (Arizona)
Colico II, Inc.	Pruco Life Insurance Company of NJ
Colico, Inc.	Prudential Annuities Distributors, Inc.
Gibraltar International Insurance Services Company Inc	Prudential Annuities Information Services & Technology Corporation
Graham Resources, Inc.	Prudential Arizona Reinsurance Captive Co.
Graham Royalty, Ltd.	Prudential Arizona Reinsurance Universal Co.
Lotus Reinsurance Company Ltd.	Prudential Financial, Inc. (Parent)
New Street Investments Corporation	Prudential International Insurance Holding, Ltd.
Orchard Street Acres Inc	Prudential Legacy Insurance Company of New Jersey
PGIM Foreign Investments, Inc.	Prudential Securities Secured Financing Corporation
PGIM International Financing Inc	Prudential Structured Settlement Company
PGIM Private Placement Investors, Inc.	Prudential Trust Company
PGIM Real Estate Finance Holding Company	Prudential Universal Reinsurance Entity Company
PGIM Real Estate Loan Services, Inc	SMP Holdings, Inc.
PGIM REF Intermediary Services Inc	SVIIT Holdings, Inc.
PGIM Strategic Investments, Inc.	The Prudential Assigned Settlement Services, Inc.
PGIM Warehouse, Inc.	The Prudential Home Mortgage Company, Inc.
PGIM, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
PGLH of Delaware, Inc.	Vantage Casualty Insurance Company
9H.     Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over 8 years. The Company made payments of $1 million, $1 million, and $0.8 million in 2025, 2024, and 2023, respectively, and has satisfied all the RTT liability in 2025.

9I.     The Company did not have AMT credit carryforward as of December 31, 2024 or December 31, 2025.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
10A.     The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2025 and 2024.
10B.    The Company reported a receivable from parents, subsidiaries and affiliates of $272 million and $281 million at December 31, 2025 and 2024, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $579 million and $376 million at December 31, 2025 and 2024, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.
10C.    The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

The Company pays commissions and certain other fees to its affiliate, Prudential Annuities Distributors, Inc. (“PAD”), in consideration for PAD's marketing and underwriting of the Company's products. Commission expenses were $12 million, $22 million and $3 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company has a revenue sharing agreement with PGIM Investments LLC (“PGIM Investments”) whereby the Company receives fee income based on policyholders' separate account balances invested in the Prudential Series Fund. Income received from PGIM Investments related to this agreement was $39 million, $37 million and $32 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company has a service agreement with PGIM, Inc. whereby PGIM performs investment advisory services. Investment advisory fees paid to PGIM, Inc. from the Company under affiliated agreements were $288 million, $253 million and $247 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company, through Prudential's proprietary nationwide advice organization ("Prudential Advisors"), earns distribution revenue through a transfer pricing agreement which is intended to reflect a market-based pricing arrangement with its subsidiaries. Distribution revenue earned by the Company was $502 million and $174 million for the years ended December 31, 2025 and 2024, respectively.

10D.    Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2025:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$660	S2	10/7/2025	$616	N	I
Colico, Inc.	100%	2,443	S2	10/7/2025	2,323	N	I
Orchard Street Acres, Inc.	100%	1,831	S2	10/7/2025	1,606	N	I
Prudential Realty Securities, Inc. (Common)	100%	553	S2	10/7/2025	554	N	I
PGIM Loan Originator	73%	303	S2	10/15/2025	227	N	I
Prudential Annuities Distributors, Inc.	100%	28	S2	10/7/2025	25	N	I
New Street Investments Cayman Limited	30%	77	In-Progress	N/A	48	N	I
Dryden Core Fund MM Ser MMMF Core Ultra	—%	71	S2	10/1/2025	42	N	I
AST First Trust Capital Appreciati	—%	—	S2	10/8/2025	—	N	I

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

AST AST Bond Portfolio 2034 ***	5%	1	S2	10/1/2025	1	N	I
AST AST J.P. Morgan Fixed Income C	—%	—	S2	10/8/2025	—	N	I
AST Quantative Modeling	—%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio	—%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio 2033 ***	10%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio 2032 ***	—%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio 2031	—%	—	S2	10/1/2025	—	N	I
AST Bond Port 2030	—%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio 2028	—%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio 2027	—%	—	S2	10/1/2025	—	N	I
PGIM Strategic Com	—%	—	S2	10/2/2025	—	N	I
PGIM Strategic Com	—%	—	S2	10/2/2025	—	N	I
Prudential Invt Portfolios 5 Com	—%	—	S2	10/2/2025	—	N	I
Prudential Total Rtrn Bond A	—%	—	S2	10/2/2025	—	N	I
Prudential Mid Cap Value Fnd A Rel Value	—%	—	S2	10/2/2025	—	N	I
Prudential Jennison Small Fd A Com	—%	—	S2	10/2/2025	—	N	I
PGIM Strategic Com	—%	—	S2	10/2/2025	—	N	I
Prudential Total Rtrn Bond A Common Stk	—%	—	S2	10/2/2025	—	N	I
AST Bond Portfolio 2035 ***	7%	1	S2	10/2/2025	—	N	I
Prudential High Yield Fund A COM	—%	—	S2	10/2/2025	—	N	I
Jennison Value Fund - A	—%	—	S2	10/2/2025	—	N	I
Jennison US Emerging Growth Com	—%	—	S2	10/2/2025	—	N	I
Strategic Part PGIM Jennison Glob Eq Inc	—%	—	S2	10/2/2025	—	N	I
Jennison Health Science A Com	—%	—	S2	10/2/2025	—	N	I
Prudential Invt Portfolio PGIM Private R ***	45%	126	In-Progress	N/A	126	N	I
AST Bond Portfolio 2036	—%	—	In-Progress	N/A	—	N	I
Prudential Realty Securities, Inc. (Preferred)	50%	—	S2	10/7/2025	—	N	I
Total SSAP No. 97 8b(iii) Entities		$6,094			$5,568
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial
*** Revised to update amounts reported in the 2025 annual statement.

The Company did not have an investment in an insurance SCA for which the statutory capital and surplus differed from the NAIC SAP as a result of using a permitted practice as of December 31, 2025. See Note 1 for a description of all permitted and prescribed practices.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

11.    NOTES PAYABLE AND OTHER BORROWINGS
11A.     Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2025
Debt Name	Date Issued	Kind of Borrowing	Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - ST	Various	Cash	$—	$—	4.69% - 4.75%	4.69% - 4.75%	None	$1

1. There was no Accrued Interest as of December 31, 2025.

December 31, 2024
Debt Name	Date Issued	Kind of Borrowing	Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - ST	Various	Cash	$—	$—	5.69% - 5.79%	5.69% - 5.79%	None	$6
1. There was no Accrued Interest as of December 31, 2024.
There were no scheduled principal repayments on debt as of December 31, 2025.

There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank and Other Funding Agreements
    The Company maintains a Funding Agreement Notes Issuance Program under which Delaware statutory trusts and a limited liability company issue medium-term notes and/or short-term commercial paper to investors that are secured by funding agreements issued to the trusts and limited liability company by the Company. Under this program, the maximum authorized amount is $15 billion of medium-term notes and $6 billion of commercial paper. The outstanding notes and commercial paper have fixed interest rates that range from 0.0% to 5.6% and original maturities ranging from two months to ten years. Under SAP, the statutory trusts and limited liability company are not consolidated by the Company. Funding agreements which are issued to these entities and secure the notes and commercial paper are included in “Deposit-type contracts.”

The outstanding aggregate principal amount of such notes and commercial paper totaled $8.7 billion and $5.6 billion as of December 31, 2025 and 2024, respectively. Included in the amounts are the medium-term note liability, which is carried at amortized cost, of $6.2 billion and $3.5 billion and short-term note liability of $2.5 billion and $2.1 billion as of December 31, 2025 and 2024, respectively.

The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $141 million and $142 million as of December 31, 2025 and 2024, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company's statutory net admitted assets as of December 31, 2024, the 5% limitation equates to a maximum amount of pledged assets of $7.5 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $6.0 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY's discretion and to the availability of qualifying assets at the Company. As of December 31, 2025, $2.6 billion of funding agreements remain outstanding under this facility with an original maturity of seven years and rates from 1.925% to 4.510%.

The Company had pledged assets with a fair value of $3.7 billion and $3.6 billion supporting aggregate outstanding collateralized advances and collateralized funding agreements for December 31, 2025 and 2024, respectively. Outstanding funding agreements, totaling $2.6 billion are included in “Deposit-type contracts” as of both December 31, 2025 and 2024. The fair value of qualifying assets that were available to the Company but not pledged amounted to $0.3 billion and $0.2 billion as of December 31, 2025 and 2024, respectively.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2025	December 31, 2024
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	23	24
Activity Stock	118	118
Excess Stock	—	—
Aggregate Total	$141	$142
Actual or estimated Borrowing Capacity as Determined by the Insurer	$5,994	$5,928

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2025
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	23	—	23	—	—	—

December 31, 2024
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	24	—	24	—	—	—

Collateral Pledged to FHLBNY
Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	(in millions)
Total Collateral Pledged as of 12/31/2025	$3,695	$2,776	$2,619
Total Collateral Pledged as of 12/31/2024	$3,583	$2,878	$2,619

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2025	$3,695	$2,776	$2,619
Total Collateral Pledged as of 12/31/2024	$3,583	$2,878	$2,619

Borrowing from FHLBNY
Amount as of the dates indicated:

	December 31, 2025		December 31, 2024
	Total	Funding Agreements Reserves Established	Total	Funding Agreements Reserves Established
	(in millions)
Debt	$—		$—
Funding Agreements	2,619	2,628	2,619	2,628
Other	—		—
Aggregate Total	$2,619	$2,628	$2,619	$2,628

Maximum Amount during period ended December 31, 2025:

Total
(in millions)
Debt	$—
Funding Agreements	2,619
Other	—
Aggregate Total	$2,619

FHLBNY - Prepayment Obligations as of December 31, 2025:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

12.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS
12A.    The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. For some employees, benefits are based on final average earnings and length of service (the “traditional formula”), while benefits for other employees are based on an account balance that takes into consideration age, length of service and earnings during their career (the “cash balance formula”). At December 31, 2025, approximately 90% of the Company’s Pension Benefits relate to its domestic qualified pension plan, which initially determined benefits based on the traditional formula. Effective January 1, 2001, active domestic employees covered under this plan were given the option to convert from the traditional formula to the cash balance formula, and all new domestic employees began accruing benefits under the cash balance formula. As of December 31, 2025, approximately 64% and 36% of the benefit obligation under this plan relates to participants under the traditional formula (including all retirees who are receiving an annuity payment) and cash balance formula, respectively. At December 31, 2025, the vast majority of active employees under this plan are accruing benefits under the cash balance formula.
The Company provides certain health care and life insurance benefits for its retired employees, their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees are eligible to receive Other Postretirement Benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company modified the Retiree Medical Savings Account (“RMSA”) program, one of the components of Other Postretirement Benefits, in 2022. The RMSA program is no longer offered to employees hired or rehired on or after January 1, 2022, while active employees no longer receive service credits after September 1, 2022 and retirees no longer receive interest credits after December 31, 2022. In addition, effective January 1, 2023, the Company expanded the permitted uses of the RMSA by retirees and added a 25-year time limit for retirees to utilize the RMSA.

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)     Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2025	2024	2025	2024
	(in millions)
Benefit obligation at the beginning of year	$(8,615)	$(9,000)	$(911)	$(943)
Service cost	(129)	(141)	(16)	(22)
Interest cost	(483)	(465)	(52)	(49)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	(277)	299	(108)	14
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	747	692	83	90
Plan amendments	(6)	—	(1)	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	(1)
Benefit obligation at end of year	$(8,763)	$(8,615)	$(1,005)	$(911)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Postretirement Benefits:

	Overfunded		Underfunded
	2025	2024	2025	2024
	(in millions)
Benefit obligation at the beginning of year	$(960)	$(966)	$(6)	$(7)
Service cost	(3)	(4)	—	—
Interest cost	(52)	(47)	—	—
Contributions by plan participants	(18)	(20)	—	—
Actuarial gain (loss)	(31)	(34)	—	—
Foreign currency exchange rate changes	—	—	(1)	—
Benefits paid	107	111	1	1
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$(957)	$(960)	$(6)	$(6)

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2025	2024	2025	2024
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(42)	$(42)
Service cost	—	—	(44)	(45)
Interest cost	—	—	(2)	(2)
Contributions by plan participants	—	—	(14)	(10)
Actuarial gain (loss)	—	—	(8)	4
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	70	53
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(40)	$(42)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(2)    Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2025	2024	2025	2024	2025	2024
	(in millions)
Fair value of plan assets at the beginning of year	$11,983	$12,301	$1,135	$1,138	$17	$18
Actual return on plan assets	935	374	129	84	1	1
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	83	90	6	4	54	40
Plan participants’ contributions	—	—	18	20	14	11
Benefits paid	(830)	(782)	(108)	(111)	(70)	(53)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$12,171	$11,983	$1,180	$1,135	$16	$17

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2025	2024	2025	2024
	(in millions)
Components
Prepaid benefit costs	$6,185	$6,099	$255	$185
Overfunded plan assets	(2,776)	(2,730)	(32)	(10)
Accrued benefit cost	(1,228)	(1,244)	(5)	(6)
Liability for benefits	223	333	(1)	—

Assets and liabilities recognized
Assets (nonadmitted)	3,408	3,368	223	174
Liabilities recognized	(1,005)	(911)	(6)	(6)
Unrecognized liabilities	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(4)    Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:
Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2025	2024	2023	2025	2024	2023	2025	2024	2023
	(in millions)

Service cost	$146	$163	$155	$3	$4	$7	$44	$45	$43
Interest cost	536	514	519	52	48	69	2	2	2
Expected return on plan assets	(921)	(891)	(890)	(70)	(73)	(84)	(1)	(1)	(1)
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	215	223	159	14	11	13	8	(4)	(10)
Prior service cost or credit	5	5	5	(65)	(65)	(6)	—	—	—
Gain or loss recognized due to a settlement or curtailment	—	1	25	—	—	5	—	—	—
Total net periodic benefit cost	$(19)	$15	$(27)	$(66)	$(75)	$4	$53	$42	$34

(5)    Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2025	2024	2025	2024
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$2,905	$2,928	$(11)	$(87)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	6	—	—	—
Net prior service cost or credit recognized	(5)	(5)	65	65
Net gain and loss arising during period	370	205	(28)	22
Net gain and loss recognized	(215)	(223)	(14)	(11)
Items not yet recognized as a component of net periodic benefit cost - current year	$3,061	$2,905	$12	$(11)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(6)    Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2025	2024	2025	2024
	(in millions)
Net prior service cost or credit	$50	$49	$(203)	$(268)
Net recognized gains and losses	3,011	2,856	215	257
(7)    On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2025	2024	2023
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2025, 2024 and 2023:
Discount rate	5.85%	5.30%	5.45%
Expected long-term rate of return on plan assets	8.00%	7.50%	7.50%
Rate of compensation increase	6.25%	6.25%	4.50%
Interest crediting rate	4.35%	4.95%	4.25%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2025, 2024 and 2023:
Discount rate	5.55%	5.85%	5.30%
Rate of compensation increase	6.25%	6.25%	6.25%
Interest crediting rate	4.85%	4.35%	4.95%

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2025, 2024 and 2023 are discount rates of 5.70%, 5.20% and 5.55%, respectively, and expected long-term rate of return on plan assets of 6.50%, 6.75% and 7.75%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2025, 2024 and 2023 are discount rates of 5.25%, 5.70% and 5.20%, respectively.

(8)    The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2025 and 2024, was $8,949 million and $8,834 million, respectively.
(9)    For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2025	2024	2023
Health care cost trend rates	7.90%	7.35%	6.50%
Ultimate health care cost trend rate after gradual decrease until 2035	4.75%	4.75%	4.75%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(10)    The expected future benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Years	Amount

(in millions)
2026	$1,043
2027	900
2028	916
2029	941
2030	969
2031-2035	4,614

(11)    The Company anticipates that it will make cash contributions in 2026 of $75 million, $5 million and $40 million to the pension, postretirement and the postemployment plans, respectively.
(12)    There were no purchases of annuity contracts in 2025 or 2024.
(13)     Not applicable. The Company does not use an alternative method to amortize prior service amounts or net gains and losses.

(14)     Not applicable.

(15) For 2025 and 2024, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination. For 2023, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination while others were provided enhanced benefits due to the Company's organizational restructuring. The cost associated with these benefits for 2025, 2024 and 2023 was $0 million, $1 million and $30 million, respectively.

(16)    There were pension plan amendments of ($6) million and $0 million in 2025 and 2024, respectively.
    There were no postretirement plan amendments in 2025 and 2024, respectively.
(17)    Refer to Funded Status disclosure in Note 12A(3).
12B.    The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2025 are as follows:

	Pension Investment		Postretirement Investment
	Policy Guidelines		Policy Guidelines
	2025		2025
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	0%	3%	12%	32%
International Stocks	0%	8%	3%	22%
Bonds	50%	70%	6%	72%
Short-Term Investments	0%	11%	0%	26%
Real Estate	3%	17%	0%	0%
Other	8%	41%	0%	0%

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit.

The pension and postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity and tax efficiency. The fiduciaries of the pension and postretirement plans select investment managers to invest the assets of the plans consistent with each manager's investment mandate. These managers may use derivatives such as futures contracts to reduce transaction costs and change asset concentration and may use interest rate swaps and futures to adjust duration.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Assets held with a bank are either in common/collective trusts or single client trusts. Pooled separate accounts and common/collective trusts hold assets for multiple investors. Each investor owns a “unit of account.” The asset allocation targets above include the underlying asset mix in the Pooled Separate Accounts and Common/Collective Trusts. Single client separate accounts or trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2025 and 2024 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The unit of account value is used as a practical expedient to estimate fair value.

Equities - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset values (“NAV”), which is the closing price published by the registered investment company on the reporting date.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments. The variable life insurance policies are valued at contract value which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

12C.
(1)    Fair Value Measurements of Pension Plan Assets as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	919	—	919
U.S. government securities (state & other)	—	259	—	259
Non U.S. government securities	—	22	—	22
Corporate Debt:
Corporate bonds	—	2,021	10	2,031
Asset-backed	—	486	—	486
Collateralized mortgage obligations	—	304	—	304
Interest rate swaps (1)	—	24	—	24
Registered investment companies	21	—	—	21
Common stock	8	—	—	8
Other (2)	23	—	13	36
Subtotal-Bonds	52	4,035	23	4,110
Net assets in the fair value hierarchy	$52	$4,035	$23	$4,110

Investments Measured at Net Asset Value, as a practical expedient (3)
Partnerships				3,258
Pooled separate accounts				2,259
Hedge funds				1,648
Common/collective trusts				896
Net assets at fair value				$12,171

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Fair Value Measurements of Pension Plan Assets as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	918	—	918
U.S. government securities (state & other)	—	273	—	273
Non U.S. government securities	—	14	—	14
Corporate Debt:
Corporate bonds	—	1,904	6	1,910
Asset-backed	—	560	—	560
Collateralized mortgage obligations	—	453	—	453
Collateralized loan obligation	—	23	—	23
Interest rate swaps (1)	—	(11)	—	(11)
Registered investment companies	44	—	—	44
Common Stock	20	—	—	20
Other (2)	22	1	30	53
Subtotal-Bonds	86	4,135	36	4,257
Net assets in the fair value hierarchy	$86	$4,135	$36	$4,257

Investments Measured at Net Asset Value, as a practical expedient (3)
Partnerships				3,206
Pooled separate accounts				2,078
Hedge funds				1,685
Common/collective trusts				756
Net assets at fair value				$11,982

1.Interest rate swaps notional amount is $1,221 million and $1,227 million as of December 31, 2025 and 2024, respectively.
2.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
3.The pension plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value U.S. equities totaled $54 million and $37 million at December 31, 2025 and 2024, respectively. International equities totaled $141 million and $156 million at December 31, 2025 and 2024, respectively. Fixed maturities totaled $2,306 million and $2,077 million at December 31, 2025 and 2024, respectively. Short-term investments totaled $143 million and $55 million at December 31, 2025 and 2024, respectively. Real estate totaled $511 million and $510 million at December 31, 2025 and 2024, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(2)    Fair Value Measurements of Postretirement Plan Assets as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	$74	$—	$—	$74
Net assets in the fair value hierarchy	$74	$—	$—	$74

Investments Measured at Net Asset Value, as a practical expedient (1)
Common/collective trusts				149
Net assets at fair value				223
Variable life insurance policies at contract value				957
Total net assets				$1,180

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	$44	$—	$—	$44
Net assets in the fair value hierarchy	$44	$—	$—	$44

Investments Measured at Net Asset Value, as a practical expedient (1)
Common/collective trusts				148
Net assets at fair value				192
Variable life insurance policies at contract value				943
Total net assets				$1,135

1.The postretirement plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value and Variable Life Insurance Policies valued at contract value. U.S. equities totaled $215 million and $192 million at December 31, 2025 and 2024, respectively. International equities totaled $119 million and $99 million at December 31, 2025 and 2024, respectively. Fixed maturities totaled $623 million and $652 million at December 31, 2025 and 2024, respectively.

12D.    The domestic discount rate used to value the pension and postretirement obligations at December 31, 2025 and 2024 is based upon the value of a portfolio of Aa-rated investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 980 Aa-rated bonds across the full range of maturities. Since bond ratings and yields can vary widely at each maturity point, the Company uses an average bond rating and excludes bonds with unusually high or low yields, so as to avoid relying on bonds that might be mispriced or misrated. The Aa-rated portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa-rated portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2025 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2024. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, expenses, the effect of active management and the effect of rebalancing.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.
The Company applied the same approach to the determination of the expected rate of return on plan assets in 2026. The expected rate of return for 2026 is 7.75% and 6.25% for pension and postretirement, respectively.

12E.    The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2025, 2024 and 2023. The matching contributions by the Company included in “Other expenses (benefits)” are $84 million, $87 million and $79 million for 2025, 2024 and 2023, respectively.

12F.    Not applicable. The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.    Not applicable. The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/holding company.

12H.     Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.    The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments:

Years	Other Postretirement Benefits
(in millions)
2026	$91
2027	94
2028	97
2029	103
2030	105
2031-2035	450
Total	$940

12J.    Share Based Payments
Employees participate in share-based payment awards sponsored by Prudential Financial Inc. for which the Company has no legal obligation. Prudential Financial Inc. issued stock-based compensation awards to employees of the Company, including restricted stock units and performance shares under a plan authorized by Prudential Financial Inc.’s Board of Directors.

Prudential Financial Inc. recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock-based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2025, 2024 and 2023, include allocated costs of $91 million, $113 million and $104 million, respectively, associated with employee restricted stock units and performance shares issued by Prudential Financial to certain employees of the Company.

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS
(A)    The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2025. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.
(B)    New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

December 31. As of December 31, 2025, the Company’s statutory surplus was $15,909 million. For the year ended, December 31, 2025, the Company’s net gain from operations was $1,848 million.
In February 2026, the Company received approval from the Department to record a $300 million payable as of December 31, 2025, for a capital contribution to its insurance subsidiary, PLAZ. The capital contribution was received by PLAZ prior to March 1, 2026.

In December 2025, the Company paid a dividend of $600 million to its parent, PFI, of which $295 million was an extraordinary dividend and $305 million was an ordinary dividend. The dividend was recorded as a dividend to stockholders. The extraordinary dividend was approved by the State of New Jersey.

In the fourth quarter of 2025, the Company made a capital contribution of $400 million to its insurance subsidiary, Pruco Life.

In 2025, the Company received dividends of $32 million from its insurance subsidiary, PLIC.

In 2025, the Company received a $63 million capital contribution from its parent PFI, in the form of state tax credits. The Company, in turn, contributed $25 million of state tax credits to its insurance subsidiary, PLAZ.

In September 2025, the Company paid an ordinary dividend of $374 million to its parent, PFI. The dividend was recorded as dividend to stockholders.

In June 2025, the Company made a capital contribution of $208 million to its insurance subsidiary, PLAZ, in the form of invested assets.

In March 2025, the Company received a capital contribution of $6 million from its parent PFI.

In February 2025, the Company received approval from the Department to record a $220 million payable as of December 31, 2024, for a capital contribution to its insurance subsidiary, PLAZ. The capital contribution was received by PLAZ prior to March 1, 2025.

In 2024, the Company received dividends of $16 million from its insurance subsidiary, PLIC.
In December 2024, the Company received a capital contribution of $2,000 million from its parent, PFI, which in turn was passed through to the captives.

In December 2024, the Company made a capital contribution of $416 million to its insurance subsidiary, PLAZ, in the form of invested assets.

In December 2024, the Company received a capital contribution of $21 million from its parent, PFI.

In December 2024, the Company paid a dividend of $900 million to its parent, PFI, of which $822 million was an extraordinary dividend and $78 million was an ordinary dividend. The dividend was recorded as dividend to stockholders. The extraordinary dividend was approved by the State of New Jersey.
In September 2024, the Company received a capital contribution of $107 million from its parent, PFI.
In June 2024, the Company received a $550 million return of capital from its insurance subsidiary, PLAZ.
In June 2024, the Company paid an extraordinary dividend of $400 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In March 2024, the Company received a capital contribution of $796 million from its parent, PFI, which in turn was passed through to a captive.
In March 2024, the Company paid an extraordinary dividend of $250 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In 2023, the Company received dividends of $62 million from its insurance subsidiary, PLIC.
In December 2023, the Company received a $450 million return of capital from its insurance subsidiary, PLAZ.
In December 2023, the Company received a $18 million capital contribution from its parent, PFI, in the form of state tax credits. The Company, in turn, contributed $7 million of state tax credits to its insurance subsidiary, PLAZ.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

In December 2023, the Company received a capital contribution of $200 million from its parent, PFI.
In December 2023, the Company paid an extraordinary dividend of $1,350 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In September 2023, the Company paid an ordinary dividend of $950 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In September 2023, the Company received a $650 million return of capital from its insurance subsidiary, PLAZ.
In June 2023, the Company paid an ordinary dividend of $800 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In June 2023, the Company received a $300 million return of capital from its insurance subsidiary, PLAZ.
In June 2023, the Company received a capital contribution of $370 million from its parent, PFI.
In March 2023, the Company received a capital contribution of $165 million from its parent, PFI.
In February 2023, the Company received approval from the Department to record a $405 million payable as of December 31, 2022, for a capital contribution to its insurance subsidiary, PLAZ. The capital contribution was received by PLAZ prior to March 1, 2023.
(C)    The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.
(D)    Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.

(E)    In conjunction with the adoption of temporary relief on net negative (disallowed) IMR under INT No. 23-01, the Company has admitted $1.2 billion and $1.4 billion in negative IMR as of December 31, 2025 and 2024, respectively on the general account which was recorded as "Special surplus fund" on the Statement of Admitted Assets, Liabilities and Capital and Surplus.
In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $181 million and $185 million as of December 31, 2025 and 2024, respectively.
(F)    The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $13 million and ($270) million as of December 31, 2025 and 2024, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $5,925 million and $5,631 million as of December 31, 2025 and 2024, respectively.
(G)    The following table provides information relating to the outstanding surplus notes as of December 31, 2025:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
($ in millions)
1	7/1/1995	8.30%	$350	N	$350	$—	$—
2	12/3/2025	5.74%	$170	Y	$—	$200	$1
3	12/3/2025	5.74%	$87	Y	$—	$87	$—
Totals			$607		$350	$287	$1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Item Number	Current Year Interest Expense Recognized	Life to Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal Paid	Life to Date Principal Paid	Date of Maturity
($ in millions)
1	$29	$874	—%	$350	$350	7/1/2025
2	$1	$1	100%	$—	$—	12/3/2043
3	$—	$—	100%	$—	$—	12/3/2043
Totals	$30	$875		$350	$350

Item Number	Are Surplus payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
1	N	N	N	N	Cash
2	Y	Y	Y	Y	Credit Linked Note
3	Y	Y	Y	Y	Credit Linked Note

Item Number	Principal Amount of assets received upon issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer (Y/N)
($ in millions)
1	$338	$—	N
2	$170	$200	N
3	$87	$87	N
Totals	$595	$287

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated, an affiliate, pursuant to SSAP 25, and are administered by the Company as a registrar/paying agent. Under the agreement with external counterparties, the Company received cash proceeds from qualified institutional investors in exchange for the surplus note.

The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment. Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest. The surplus notes in the aggregate principal amount of $350 million matured on July 1, 2025.
Effective December 1, 2025, the Company entered into an agreement with an external counterparty that allows for the issuance by PICA of up to $500 million in principal amount of surplus notes in return for a corresponding amount of credit-linked notes issued by a special-purpose affiliate. As of December 31, 2025, $287 million in principal amount of surplus notes were outstanding.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.

Under this transaction, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2025, 100% of interest payments have been offset.

The credit-linked notes received in return for the surplus notes are reported on Schedule D with an NAIC designation of 1. The Company can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of certain liquidity stress events affecting the Company. The book adjusted carrying value of the credit-linked notes was $287 million as of December 31, 2025. Given that the credit-linked notes may be redeemed up to their entire outstanding principal amount upon a liquidity stress event, the carrying value is deemed to approximate the fair value.

Effective January 1, 2015, the Company entered into a reinsurance agreement with Prudential Legacy Insurance Company (“PLIC”, “Reinsurer”), in which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a newly established statutory guaranteed separate account. The following information describes the financing arrangement between the Reinsurer and the external counterparties.

The Reinsurer issued a surplus note in the aggregate principal amount of $100 million on November 20, 2019 pursuant to, and is made subject to the terms of, the Amended and Restated Surplus Note Purchase Agreement, dated August 1, 2019, by and between the Reinsurer, the issuer, and Essex LLC, an affiliate. In March 2020, the Reinsurer executed an increase of outstanding notes by $800 million resulting in cumulative outstanding notes of $900 million. Under the agreement with external counterparties, the Reinsurer received credit-linked notes issued by Essex LLC in exchange for the surplus note. On December 30, 2020, the Reinsurer executed a principal redemption in the amount of $500 million and subsequently executed another principal redemption in the amount of $300 million on March 30, 2021. Under the agreement with external counterparties the Company, the issuer, redeemed credit-linked notes issued by Essex LLC, an affiliate. In December 2022, the Reinsurer executed an increase of outstanding notes by $200 million. Under the agreement with external counterparties, the Reinsurer received a $200 million increase in credit-linked notes issued by Essex LLC in exchange for the increase in surplus notes. In March 2025, the Reinsurer executed an increase of outstanding notes by $200 million. Under the agreement with external counterparties, the Reinsurer received a $200 million increase in credit-linked notes issued by Essex LLC in exchange for the increase in surplus note. As of December 31, 2025, $500 million of these notes remain outstanding. The Reinsurer can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event. Upon such event, the surplus note issuer would monetize the amount of credit-linked notes equal to the amount needed to cure the triggering event which would be provided by external counterparties. At this point, the outstanding principal on the asset would be less than the outstanding principal on the surplus note outstanding. Under the agreements, the external counterparties have agreed to fund any such payments under the credit-linked notes in return for the receipt of fees.

Under these transactions, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2025, 100% of interest payments are offset solely due to administrative offsetting. Administrative offsetting occurs throughout the duration of the surplus note agreement which eliminates or reduces the exchange of cash or assets that would normally occur. As of December 31, 2025, $76 million of interest payments have been remitted.

Assets purchased from the proceeds of the surplus notes were credit-linked notes with an NAIC designation of 1. The book adjusted carrying value of these assets are $500 million as of December 31, 2025. The fair value of the credit-linked notes received is the greater of a liquidity event price, optional prepayment price, or sale price. Given that there is a disposition option under which the credit-linked notes provide liquidity for their full par price, the carrying value is deemed to approximate the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

14.    CONTINGENCIES
14A.     Contingent Commitments

In accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.
1)    On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1. As of December 31, 2025 and 2024, the tangible net worth of Pru Funding was $47 million and $44 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)    On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. There is currently no contingent liability recorded as of December 31, 2025, however, the Company continues to assess for any potential exposure. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)    On December 13, 2005, the Company entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agreed to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2025 and 2024, the net capital of Pruco Securities was $45 million and $109 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)    Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)    Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)    The Company's Employee Retirement Income Security Act ("ERISA"), Separate Accounts are managed by the following affiliates: PGIM Holding Company, LLC and each of its subsidiaries (collectively, the "Advisor Affiliates"). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA's fiduciary standards.

7) E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, PLAZ. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

losses. The property was sold and the loan was paid in full in October 2024. The Hold Harmless and Indemnity Agreement was satisfied as the loan was paid in full. However, the Environmental and ERISA Indemnity Agreement and Recourse Liabilities Guaranty remains in effect until October 2026. The Company’s maximum potential exposure under this guarantee is $225 million.

8)    The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of December 20, 2026. The maximum exposure is $1 billion as of December 31, 2025.

9)    PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $2.4 billion as of December 31, 2025, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

10)    The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$—	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection against certain losses from theft or other criminal misconduct of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	$225	No payments required since inception.
8	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
9	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$2,399	No payments required since inception.
10	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

(a) Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.
(b) No limitation on the maximum potential future payments under guarantee.
(c) No current remaining obligations are held by the supported entity related to assignment agreements.
(d) The separate account is not a separate legal entity from the Company.

	2025	2024
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$3,624	$2,951
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	3,624	2,951
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$3,624	$2,951

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

14B.     Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. In 2024, the Company established a guaranty fund assessment liability related to the Colorado Bankers Life Insurance Company and Bankers Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2025 and 2024, the total amount of the liability related to guaranty fund assessments was $4 million and $23 million, respectively. As of December 31, 2025 and 2024, the Company also held a related asset of $40 million and $53 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration. Penn Treaty is an entity that wrote long-term care contracts. The liability and related asset for premium tax credits held related to the Penn Treaty insolvency does not have a material financial effect for the Company. Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2024	$53
Decreases in December 31, 2025:
Adjustments in premium tax offsets	1
Reevaluation of tax asset accrual	14
Increases in December 31, 2025:
Additional premium tax offsets applied	2
Assets recognized from paid and accrued premium tax offsets as of December 31, 2025	$40

14C.     Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $6 million, $17 million and $5 million for the year ended December 31, 2025, 2024 and 2023, respectively, to settle less than 50 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

14D.         Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers.

The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Individual Annuities, Individual Life and Group Insurance
California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al.
In January 2024, a putative class action complaint entitled California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al., was filed in California Superior Court, Alameda County, alleging that the Company has failed to comply with California laws requiring that life insurance policies issued or delivered in California: (i) provide for a contractual 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide policyholders and designees with notice of payment default within 30 days and a 30-day advance written notice of pending lapse; and (iii) notify policyholders annually of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California’s Unfair Competition law (“UCL”) and seeks unspecified damages along with declaratory and injunctive relief. In February 2024, defendants removed the action from California state court to the United States District Court for the Northern District of California. Plaintiff filed a motion to remand the action to the California Superior Court, Alameda County, and in December 2024, the motion was granted. In April 2025, Plaintiff filed a First Amended Complaint removing allegations related to the Unclaimed Life Insurance and Annuities Act, and the Defendant filed a demurrer seeking to dismiss the Amended Complaint. In October 2025, the Court issued an Order: (i) sustaining Defendant’s demurrer as to Plaintiff’s declaratory relief claim, and (ii) denying the demurrer as to the UCL claim.

Escheatment Litigation

Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department. In December 2020, the New York Supreme Court, First Department, reversed and vacated the judgment of the trial court and granted leave to plaintiff to file a third amended complaint. In March 2021, the plaintiff filed a third amended complaint asserting claims against all defendants for violation of the New York False Claims Act, and seeking injunctive relief, compensatory and treble damages, attorneys’ fees and costs. In January 2023, the plaintiff filed a Fourth Amended Complaint. In March 2023, defendants filed a motion to dismiss the Fourth Amended Complaint. In October 2024, defendants’ motion to dismiss the Fourth Amended Complaint was denied. In December 2024, defendants filed an Answer to the Fourth Amended Complaint.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint. In September 2020, plaintiff filed an amended complaint and added as individual defendants certain PFI officers and current and former members of the Company’s Administrative Committee and Investment Oversight Committee. In December 2020, defendants filed a motion to dismiss the amended complaint. In September 2021, the court granted defendants’ motion to dismiss the amended complaint without prejudice. In October 2021, plaintiff filed a second amended complaint asserting claims against defendants under the Employee Retirement Income Security Act of 1974 for breach of fiduciary duty, prohibited transactions and failure to monitor fiduciaries. The second amended complaint seeks declaratory, injunctive and equitable relief, unspecified damages, attorneys’ fees and costs. In December 2021, defendants filed a motion to dismiss the second amended complaint. In August 2022, the court: (i) dismissed, with prejudice, the breach of the fiduciary duty of loyalty and prohibited transaction claims based on the inclusion of Prudential-affiliated funds in the Plan's investment options; (ii) dismissed, without prejudice, the breach of fiduciary duty claims based on certain alleged underperforming Plan funds; and (iii) denied the motion to dismiss plaintiffs' claims for breach of the fiduciary duties of prudence and to monitor other fiduciaries, based on alleged delays in removing other alleged underperforming funds. In September 2022, plaintiff filed a third amended complaint asserting claims for breach of duty of prudence and to monitor fiduciaries, and in October 2022, defendants filed their answer to the third amended complaint. In May 2023, plaintiff filed a motion for class certification. In August 2023, the court issued an Order granting plaintiff's class certification motion. In January 2024, by an October 2023 court Order, defendants submitted to plaintiffs their summary judgment brief. In December 2024, the court issued an order granting Prudential’s motion for summary judgment. In January 2025, plaintiff filed a Notice of Appeal to the Third Circuit. In January 2026, the Third Circuit Court of Appeals affirmed the District Court's order granting defendant’s summary judgment motion.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

15.    LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2025, the minimum aggregate rental commitments are as follows:

(in millions)
2026	$36
2027	30
2028	23
2029	18
2030	17
Thereafter	44
Total	$168

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2025, 2024 and 2023 was $42 million, $43 million and $49 million, respectively.
16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2025		2024
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$1	$1	$5	$5
Ordinary - Renewal Business	2,352	2,353	2,474	2,475
Group Life	297	297	296	296
Group Annuity	2,314	2,314	1,579	1,579
Total	$4,964	$4,965	$4,354	$4,355

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

17.    OTHER DISCLOSURES AND UNUSUAL ITEMS
    Reporting Net Negative (Disallowed) IMR

	December 31, 2025
	Net Negative (disallowed) IMR	Negative (disallowed) IMR admitted
	(in millions)
General Account	$1,900	$1,230
Insulated Separate Account	1,346	—
Total	$3,246	$1,230

Calculated adjusted capital and surplus	December 31, 2025
(in millions)
Prior Period General Account Capital & Surplus	$15,845
Less: From Prior Period SAP Financials Net Positive Goodwill (admitted)	—
Less: EDP Equipment & Operating System Software (admitted)	164
Less: Net DTAs (admitted)	2,086
Less: Net Negative (disallowed) IMR (admitted)	1,292
Adjusted Capital & Surplus	$12,303

Percentage of adjusted capital and surplus
Total
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	10%

Allocated gains/losses to IMR from derivatives	December 31, 2025
	Gains	Losses
General Account:	(in millions)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$720	$(950)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	259	(446)
Fair Value Derivative Gains & Losses Amortized Over Current Period	55	(63)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$924	$(1,333)

Separate Account - Insulated:
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$146	$(120)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	92	(135)
Fair Value Derivative Gains & Losses Amortized Over Current Period	19	(18)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$219	$(237)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	December 31, 2024
	Net Negative (disallowed) IMR	Negative (disallowed) IMR admitted
	(in millions)
General Account	$1,780	$1,415
Insulated Separate Account	1,298	—
Total	$3,078	$1,415

Calculated adjusted capital and surplus	December 31, 2024
(in millions)
Prior Period General Account Capital & Surplus	$17,862
Less: From Prior Period SAP Financials Net Positive Goodwill (admitted)	—
Less: EDP Equipment & Operating System Software (admitted)	163
Less: Net DTAs (admitted)	2,174
Less: Net Negative (disallowed) IMR (admitted)	1,377
Adjusted Capital & Surplus	$14,148

Percentage of adjusted capital and surplus
Total
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	10%

Allocated gains/losses to IMR from derivatives	December 31, 2024
	Gains	Losses
General Account:	(in millions)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$535	$(327)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	205	(661)
Fair Value Derivative Gains & Losses Amortized Over Current Period	20	(38)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$720	$(950)

Separate Account - Insulated:
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	113	(46)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	40	(79)
Fair Value Derivative Gains & Losses Amortized Over Current Period	7	(5)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$146	$(120)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

State and Federal Tax Credits
The following table sets forth the composition of the Company’s state and federal tax credits as of the date indicated:

	December 31, 2025
Description of Transferable and Non-transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount
		(in millions)
RJTCF-48 State Tax Credit Fund L.L.C.	FL	$1	$1
CREA Corporate Tax Credit Fund 89, LP	IN	2	—
Richman Western Regional III L.P.	CT	2	—
WNC Institutional Tax Credit Fund 49, L.P.	CA	—	2
RJ State Tax Credit Investor Fund IX L.L.C.	FL	1	—
WNC Institutional Tax Credit Fund 56, L.P.	CA	4	—
WNC Institutional Tax Credit Fund 52, L.P.	CA	3	3
Total state tax credits	XXX	13	6
Total federal tax credits	XXX	211	22
Total tax credits	XXX	$224	$28

The following table sets forth the total unused tax credits by jurisdiction, disaggregated by transferable/certificated and non-transferable as of the date indicated:

	December 31, 2025
	Jurisdiction	Transferable/Certificated	Nontransferable	Total
		(in millions)
RJTCF-48 State Tax Credit Fund L.L.C.	FL	$—	$1	$1
WNC Institutional Tax Credit Fund 49, L.P.	CA	—	2	2
WNC Institutional Tax Credit Fund 52, L.P.	CA	—	3	3
Total state tax credits	XXX	—	6	6
Total federal tax credits	XXX	—	22	22
Total tax credits	XXX	$—	$28	$28
The estimated utilization of the tax credits is based upon a prorated share of the total tax credits.

The Company did not recognize any impairment losses related to write-down as a result of impairment analysis of the carrying amount for state and federal tax credits for the year ended December 31, 2025.

The Company did have commitments or contingent commitments to purchase tax credits as of December 31, 2025.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth the state and federal tax credits admitted and nonadmitted disaggregated by transferable/certificated and nontransferable; as of the date indicated:

	December 31, 2025
	Total Admitted	Total Nonadmitted
	(in millions)
State
Transferable	$—	$—
Non-transferable	$6	$—
Federal
Transferable	$—	$—
Non-transferable	$22	$—

The following table sets forth the composition of the Company’s state tax credits as of the date indicated:

	December 31, 2024
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
		(in millions)
RJTCF-43 State Tax Credit Fund L.L.C.	FL	$1	$—
Ocotillo Springs Apartments	OH	6	—
RJTCF-48 State Tax Credit Fund L.L.C.	FL	2	—
CREA Corporate Tax Credit Fund 89, LP	IN	2	—
El Dorado Family Apartments II	CA	4	—
La Vista Residential	CA	—	—
Mariposa Place	CA	—	—
Indiana Redevelopment Tax Credit; Kokomo Battery Facility	IN	1	—
Vine Creek Apartments	CA	—	—
CREA Corporate Tax Credit Fund 89, LP	IN	—	—
Richman Western Regional III L.P.	CT	1	—
WNC Institutional Tax Credit Fund 49, L.P. - State	CA	—	2
RJ State Tax Credit Investor Fund IX L.L.C.	FL	1	—
Knox Residences II LLC	MA	2	—
WNC Institutional Tax Credit Fund 56, L.P. - State	CA	1	—
Red Stone Equity-Fund 83 Limited Partnership	MA	3	—
Total		$24	$2

The estimated utilization of the tax credits is based upon a prorate share of the total tax credits.

There was no impairment recognized on tax credits for the year ended December 31, 2024.

There was $24 million of admitted state tax credits for the year ended December 31, 2024.

Other disclosures
In July 2023, the Company’s subsidiaries PLAZ and PLNJ entered into an agreement with Somerset Reinsurance Ltd. (“Somerset Re”) to coinsure a closed block of GUL policies to PURE, a wholly owned subsidiary of the Company, with retrocession by PURE of such liabilities on a modified coinsurance basis, to Somerset Re. In March 2024, PLAZ and PLNJ closed the transaction effective as of January 1, 2024. There was no material increase to surplus due to the impact from the YRT reinsurance agreements with subsidiaries as a result of this transaction.
In September 2023, as an additional source of liquidity, the Company entered into an agreement with the Federal Agricultural Mortgage Corporation (“Farmer Mac”), under which the Company can borrow up to $750 million by issuing funding agreements to a subsidiary of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Farmer Mac, with borrowings secured by a pledge of certain eligible agricultural mortgage loans. At December 31, 2025, no amounts were drawn from this facility.

Effective September 2023, the Company entered into an agreement with Prismic Life Reinsurance, Ltd (“Prismic Re”), to reinsure approximately $10 billion of reserves, representing approximately 67% of the in-force structured settlement annuities business previously issued by PICA, 90% of which is on a coinsurance with funds withheld basis and 10% of which is on a coinsurance basis. In conjunction with this transaction, Prudential Financial acquired a 20% interest as a limited partner in Prismic Life Holding Company, LP, a Bermuda exempted limited partnership that owns all of the outstanding capital stock of Prismic Re.

Effective June 29, 2023, the Company surrendered $2 billion of its Stable Value Individual Retirement Account (“IRA”) Full Service Retirement product to Empower Annuity Insurance Company of America (“EAICA”). These IRA contracts had previously been reinsured to EAICA effective on April 1, 2022 under the terms of the sale of the Company's Full Service business (refer to below for further information). This surrender was considered a non cash transaction as EAICA liquidated a portion of the assets established within the Reinsurance Trust which supports the IRA liabilities.

The Company has, consistent with past practice, guaranteed that a minimum amount of $526 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2026, as declared by the Company’s Board of Directors.

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2025		2024
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,747	52.8%	$2,513	52.3%
Stocks	1,945	37.4%	1,711	35.6%
Cash and short-term investments	465	8.9%	531	11.1%
Derivatives	—	0.0%	3	0.1%
Other invested assets	47	0.9%	44	0.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table illustrates the supplemental disclosure of non-cash items excluded from the Statutory Statements of Cash Flows:

	Years Ended
	December 31,
	2025	2024	2023
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations (1)(7)	$(107)	$(11,693)	$6,716
Net investment income	(12)	(26)	(27)
Other income(7)	(34)	(41)	672
Separate account transfers (1)	107	11,693	2,264
Federal income taxes	5	22	22
Other operating expenses (5)(7)	35	(4)	310
Net cash from (used in) operating activities	(6)	(49)	9,957

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds(8)	(6)	(7,945)	(1,720)
Stocks (2)(3)	(106)	(536)	—
Mortgage loans on real estate(8)	—	(888)	—
Other invested assets (2)	(707)	(6)	(88)
Miscellaneous proceeds(7)(8)	—	8,725	(394)
Payments for investments acquired
Bonds (6)(7)	287	—	369
Stocks (2)(3)(4)(5)	233	3,545	591
Mortgage loans on real estate	7	5	5
Other invested assets (2)	135	154	239
Miscellaneous applications(8)	(37)	(41)	—
Net cash from (used in) investing activities	(194)	3,013	(998)

CASH FLOWS FROM FINANCING ACTIVITIES
Surplus notes, capital notes(6)	(287)	—	—
Proceeds from (payments of) surplus paid in (4)(5)	(63)	(2,924)	(753)
Dividends to stockholders	74	—	—
Net deposits on deposit-type contract funds (7)	—	—	699
Other financing activities (2)(7)	476	(40)	(8,905)
Net cash from (used in) financing activities	200	(2,964)	(8,959)

Total non-cash transactions	$—	$—	$—

(1) Includes in-kind asset receipts related to pension risk transfer transactions ($107) million as of 12/31/2025, ($11,693) million as of 12/31/2024 and ($2,264) million as of 12/31/2023.
(2) Includes asset transfer to an affiliate of ($504) million as of 12/31/2025.
(3) Includes a capital contribution from parent to its subsidiary ($416) million as of 12/31/2024. For additional information see Note 13.
(4) Includes capital contribution from parent passed through to subsidiary ($2,796) million as of 12/31/2024. For additional information see Note 13.
(5) Includes capital contribution from parent of ($63) million as of 12/31/2025. For additional information see Note 13.
(6) Surplus notes issued in exchange for credit linked notes received as of 12/31/2025.
(7) Includes impacts from the ceded reinsurance transaction covering structured settlements effective third quarter of 2023. For additional information see Notes 7 and 17.
(8) Includes transfer into securities lending reinvested collateral assets (($7,945) million of bonds, ($876) million of mortgage loans on real estate, and ($40) million of derivatives as of 12/31/2024). For additional information see Note 1D (15).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$53	$—	$—	$53	0.7%
At book value less current surrender charge of 5% or more (1)	6	—	—	6	0.1%
At fair value	—	—	1,592	1,592	20.2%
Total with market value adjustment or at fair value	59	—	1,592	1,651	21.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,436	—	—	1,436	18.2%
Not subject to discretionary withdrawal	4,791	—	—	4,791	60.8%
Total (Gross: Direct + Assumed)	6,286	—	1,592	7,878	100.0%
Reinsurance ceded	1,963	—	—	1,963
Total (Net)	$4,323	$—	$1,592	$5,915
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$2	$—	$—	$2

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$2,876	$1,205	$—	$4,081	3.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	483	27,426	27,909	20.3%
Total with market value adjustment or at fair value	2,876	1,688	27,426	31,990	23.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	370	14	—	384	0.3%
Not subject to discretionary withdrawal	30,168	74,479	—	104,647	76.4%
Total (Gross: Direct + Assumed)	33,414	76,181	27,426	137,021	100.0%
Reinsurance ceded	10,020	—	—	10,020
Total (Net)	$23,394	$76,181	$27,426	$127,001
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	2	151	4,773	4,926	18.0%
Total with market value adjustment or at fair value	2	151	4,773	4,926	18.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	8,123	—	—	8,123	29.7%
Not subject to discretionary withdrawal	14,308	—	—	14,308	52.3%
Total (Gross: Direct + Assumed)	22,433	151	4,773	27,357	100.0%
Reinsurance ceded	4,777	—	—	4,777
Total (Net)	$17,656	$151	$4,773	$22,580
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$45,373	$—	$—	$45,373
Separate Accounts Annual Statement	—	76,332	33,791	110,123
Total annuity actuarial reserves and deposit liabilities	$45,373	$76,332	$33,791	$155,496

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$63	$—	$—	$63	0.8%
At book value less current surrender charge of 5% or more (1)	20	—	—	20	0.2%
At fair value	—	—	1,629	1,629	20.2%
Total with market value adjustment or at fair value	83	—	1,629	1,712	21.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,637	—	—	1,637	20.3%
Not subject to discretionary withdrawal	4,727	—	—	4,727	58.5%
Total (Gross: Direct + Assumed)	6,447	—	1,629	8,076	100.0%
Reinsurance ceded	1,959	—	—	1,959
Total (Net)	$4,488	$—	$1,629	$6,117
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$2	$—	$—	$2

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$5,240	$1,273	$—	$6,513	4.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	641	26,463	27,104	19.7%
Total with market value adjustment or at fair value	5,240	1,914	26,463	33,617	24.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	388	12	—	400	0.3%
Not subject to discretionary withdrawal	28,474	75,505	—	103,979	75.3%
Total (Gross: Direct + Assumed)	34,102	77,431	26,463	137,996	100.0%
Reinsurance ceded	12,329	—	—	12,329
Total (Net)	$21,773	$77,431	$26,463	$125,667
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	2	118	4,625	4,745	19.2%
Total with market value adjustment or at fair value	2	118	4,625	4,745	19.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	8,491	—	—	8,491	34.3%
Not subject to discretionary withdrawal	11,517	—	—	11,517	46.5%
Total (Gross: Direct + Assumed)	20,010	118	4,625	24,753	100.0%
Reinsurance ceded	4,913	—	—	4,913
Total (Net)	$15,097	$118	$4,625	$19,840
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$41,358	$—	$—	$41,358
Separate Accounts Annual Statement	—	77,549	32,717	110,266
Total annuity actuarial reserves and deposit liabilities	$41,358	$77,549	$32,717	$151,624

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	General Account
	2025			2024
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$55	$930	$959	$58	$109	$144
Universal Life	2,308	2,304	2,367	2,336	2,421	2,583
Universal Life with Secondary Guarantees	3,487	3,181	13,705	3,787	3,405	13,829
Indexed Universal Life	—	—	—	—	—	9
Indexed Universal Life with Secondary Guarantees	481	460	516	466	444	558
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance (1)	—	73,269	73,808	—	73,106	73,940
Variable Life	1,830	1,881	2,065	1,763	1,886	2,058
Variable Universal Life	1,435	1,435	1,570	1,479	1,478	1,671
Miscellaneous Reserves	—	621	890	—	631	984

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			3,806			3,995
Accidental Death Benefits			476			494
Disability - Active Lives			190			195
Disability - Disabled Lives			376			405
Miscellaneous Reserves			1,319			1,229
Total (Gross: Direct + Assumed)	9,596	84,081	102,047	9,889	83,480	102,094
Reinsurance Ceded	5,064	44,491	59,181	5,356	45,562	59,901
Total (Net)	$4,532	$39,590	$42,866	$4,533	$37,918	$42,193

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Separate Account - Guaranteed
	2025			2024
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	1,969	1,969	1,969	1,878	1,878	1,878
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	1,969	1,969	1,969	1,878	1,878	1,878
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$1,969	$1,969	$1,969	$1,878	$1,878	$1,878

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Separate Account - Nonguaranteed
	2025			2024
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	14,537	14,535	14,537	13,712	13,709	13,712
Variable Universal Life	24,385	24,385	24,385	22,749	22,749	22,749
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	38,922	38,920	38,922	36,461	36,458	36,461
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$38,922	$38,920	$38,922	$36,461	$36,458	$36,461

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	2025
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$42,866	$—	$—	$42,866
Separate Accounts Annual Statement	—	1,969	38,922	40,891
Total life actuarial reserves	$42,866	$1,969	$38,922	$83,757

	2024
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$42,193	$—	$—	$42,193
Separate Accounts Annual Statement	—	1,878	36,461	38,339
Total life actuarial reserves	$42,193	$1,878	$36,461	$80,532

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

20.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted prices in active markets for similar assets and liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2025 and 2024, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate (“SOFR”), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over the secured overnight financing rate into the discount rate used in determining the fair value of OTC derivative assets and liabilities after netting of collateral. Rates used to discount expected cash flows to value OTC derivative assets reflect the terms of the Credit Support Annex.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Separate account assets at fair value - Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”
Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(1)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2025:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Issuer Credit Obligations	$136	$—	$16	$—	$152

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	—	—	—	—
Parent, Subsidiaries and Affiliates	—	2,415	—	—	2,415
Total Cash, cash equivalents and short-term investments	—	2,415	—	—	2,415

Preferred stock:
Industrial and Misc	—	—	61	—	61

Common stock:
Industrial and Misc	951	141	3	—	1,095

Derivative assets: (b)
Currency swaps	—	91	—	—	91
Interest rate swaps	—	1,890	—	—	1,890
Total return swaps	—	12	—	—	12
Options	—	52	—	—	52
Forwards	—	2	—	—	2
Currency forwards	—	3	—	—	3

Total Derivative assets	—	2,050	—	—	2,050

Securities lending reinvested collateral assets	120	30	—	—	150

Separate account assets (a)	9,418	67,663	349	18,687	96,117

Total assets at fair value	$10,625	$72,299	$429	$18,687	$102,040

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	73	$—	$—	$73
Interest rate swaps	—	2,291	—	—	2,291
Total return swaps	—	40	—	—	40
Options	—	23	—	—	23
Forwards	—	3	—	—	3
Currency forwards	—	12	—	—	12

Total Derivative liabilities	—	2,442	—	—	2,442

Total liabilities at fair value	$—	$2,442	$—	$—	$2,442

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2024:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$135	$—	$52	$—	$187

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	—	—	—	—
Parent, Subsidiaries and Affiliates	—	830	—	—	830
Total Cash, cash equivalents and short-term investments	—	830	—	—	830

Preferred stock:
Industrial and Misc	—	—	123	—	123

Common stock:
Industrial and Misc	747	143	174	—	1,064

Derivative assets: (b)
Currency swaps	—	225	—	—	225
Interest rate swaps	—	2,246	—	—	2,246
Total return swaps	—	21	—	—	21
Options	—	186	4	—	190
Currency forwards	—	91	—	—	91

Total Derivative assets	—	2,769	4	—	2,773

Securities lending reinvested collateral assets	—	226	—	—	226

Separate account assets (a)	8,201	65,697	343	19,483	93,724

Total assets at fair value	$9,083	$69,665	$696	$19,483	$98,927

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$14	$—	$—	$14
Interest rate swaps	—	2,512	—	—	2,512
Total return swaps	—	12	—	—	12
Options	—	170	—	—	170
Currency forwards	—	1	—	—	1

Total Derivative liabilities	—	2,709	—	—	2,709

Total liabilities at fair value	$—	$2,709	$—	$—	$2,709

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.
b.    Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(2)    The tables below provide the following data as of December 31, 2025 and 2024:
a.     Summary of the changes in fair value of Level 3 assets and liabilities.
b. The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2025	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2025

	(in millions)
Bonds:
Industrial and Misc	$52	$57	$(69)	$1	$(3)	$1	$—	$—	$(23)	$16
Preferred stock:
Industrial and Misc	123	6	0	-1	-30	37	0	-67	-7	61
Common stock:
Industrial and Misc	174	0	0	29	-15	0	0	-185	0	3
Derivatives	4	0	0	0	-4	0	0	0	0	—
Separate account assets (a)	343	15	(24)	(8)	24	264	—	(210)	(54)	349
Total Assets	$696	$78	$(93)	$21	$(28)	$302	$—	$(462)	$(84)	$429

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2024	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2024

	(in millions)
Bonds:
Industrial and Misc	$47	$93	$(55)	$(16)	$(7)	$3	$—	$—	$(13)	$52
Preferred stock:
Industrial and Misc	108	6	(6)	—	16	14	—	(9)	(6)	123
Common stock:
Industrial and Misc	264	30	—	31	(31)	1	—	(121)	—	174
Derivatives	—	—	—	—	4	—	—	—	—	4
Separate account assets (a)	1,088	36	(80)	365	(433)	505	—	(1,111)	(27)	343
Total Assets	$1,507	$165	$(141)	$380	$(451)	$523	$—	$(1,241)	$(46)	$696

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were ($43) million and $37 million as of December 31, 2025 and 2024, respectively.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were $16 million and ($13) million as of December 31, 2025 and 2024, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2025.
(3)     The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2025:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Issuer Credit Obligations	$70,513	$76,921	$136	$67,493	$2,884	$—	$—
Asset-Backed Securities	8,760	8,839	10	7,072	1,678	—	—
Unaffiliated preferred stock	127	118	—	42	85	—	—
Unaffiliated common stock	1,095	1,095	951	141	3	—	—
Mortgage loans	18,342	19,050	—	—	18,342	—	—
Real estate	388	254	—	—	388	—	—
Contract loans	2,082	2,082	—	—	2,082	—	—
Cash and short-term investments	4,323	4,323	746	3,576	1	—	—
Derivative financial instruments	2,634	2,649	4	2,630	—	—	—
Derivatives collateral	254	254	—	254	—	—	—
Other invested assets	56	61	—	43	13	—	9
Securities lending reinvested collateral assets	9,515	9,486	124	8,345	1,046	—	—
Separate accounts	165,143	167,543	9,449	118,921	18,086	18,687	17
Liabilities:
Deposit-type contracts	$16,479	17656	0	15439	1040	0	0
Securities sold under agreement to repurchase	5,565	5,565	—	5,565	—	—	—
Cash collateral held for loaned securities	4,606	4,606	—	4,606	—	—	—
Derivative financial instruments	3,499	3,091	18	3,481	—	—	—
Derivatives collateral	458	458	(1)	459	—	—	—
Separate account liabilities-investment contracts	114,395	114,447	—	30,987	83,408	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2024:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$72,000	$80,001	$135	$68,663	$3,202	$—	$—
Unaffiliated preferred stock	213	188	—	48	165	—	—
Unaffiliated common stock	1,064	1,064	747	143	174	—	—
Mortgage loans	17,103	18,383	—	—	17,103	—	—
Real estate	355	269	—	—	355	—	—
Contract loans	2,007	2,007	—	—	2,007	—	—
Cash and short-term investments	3,227	3,228	1,095	2,113	19	—	—
Derivative financial instruments	3,902	4,054	3	3,895	4	—	—
Derivatives collateral	444	444	—	444	—	—	—
Other invested assets	73	69	—	55	18	—	—
Securities lending reinvested collateral assets	8,385	8,384	123	7,345	917	—	—
Separate accounts	160,880	164,941	8,207	117,058	16,132	19,483	—
Liabilities:
Deposit-type contracts	$14,414	$15,097	$—	$13,247	$1,167	$—	$—
Securities sold under agreement to repurchase	4,133	4,133	—	4,133	—	—	—
Cash collateral held for loaned securities	4,890	4,890	—	4,890	—	—	—
Derivative financial instruments	3,405	2,883	16	3,389	—	—	—
Derivatives collateral	700	700	—	700	—	—	—
Separate account liabilities-investment contracts	113,449	113,433	—	21,454	91,995	—	—

(4)     The following table presents information on the Company’s financial instruments not practicable to estimated fair value as of December 31, 2025:

Type or Class of Financial Instrument	Carry Value (1)	Effective Interest Rate Percentage (2)	Maturity Date	Explanation

Assets:	(in millions)
Other Invested Assets	$9	Various	Various	Residual Tranches at cost recovery method per SSAP 21. The Other Invested Assets consist of multiple investments, therefore there are multiple maturity dates: 12/17/2029, 02/12/2031, 06/15/2034, 10/22/2035, 10/20/2053, and 09/15/2060.
Separate Account Assets	$17	Various	Various	Residual Tranches at cost recovery method per SSAP 21. The Separate Account Assets consist of multiple investments, therefore there are multiple maturity dates: 12/17/2029, 02/12/2031, 10/12/2031, 06/15/2034, and 09/15/2060.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the relative strength of the underlying collateral, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.
Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2025			December 31, 2024
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

	(in millions)
Corporate securities	$16	$—	$16	$52	$—	$52
Equity securities	34	30	64	240	57	297

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

Separate Account Level 3 Assets by Price Source – The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources:

	December 31, 2025			December 31, 2024
	Internal	External	Total	Internal	External	Total
	(in millions)
Corporate securities	$14	$13	$27	$42	$51	$93
Equity securities	4	263	267	0	184	$184
Commercial mortgage Loans	53	0	53	54	0	$54
OIA	0	2	2	0	12	$12

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2025
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$16	Discounted Cash Flow	Discount Rates	20%
		Liquidation	Orderly Liquidation Value	27%
		Other	Weighted Scenario Analysis

Equity Securities	$34	Market Comparables	EBITDA multiples	5.5x-7.0x
		Discounted Cash Flow	Discount Rates	40%
		Other	NPV of Oil & Gas Reserves

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	December 31, 2024
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$45	Discounted Cash Flow	Discount Rates	18%-20%
		Liquidation	Orderly Liquidation Value	75%
		Other	Weighted Scenario Analysis

Equity Securities	$18	Market Comparables	EBITDA multiples	5.5x-7x
		Discounted Cash Flow	Discount Rates	40%

Separate Account Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2025
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$13	Discounted Cash Flow	Discount Rates	9.3-20%
		Liquidation	Orderly Liquidation Value	12-26.52%

Equity Securities	$4	Other	Based on transaction value	0

Commercial Mortgage Loans	$53	Liquidation	Orderly Liquidation Value	1%
		Discounted Cash Flow	Discount Rate	—%
		Discounted Cash Flow	Spread	136

	December 31, 2024
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$42	Discounted Cash Flow	Discount Rates	8.27-20%
		Liquidation	Orderly Liquidation Value

Commercial Mortgage Loans	$54	Liquidation	Orderly Liquidation Value	1%
		Discounted Cash Flow	Discount Rate
		Discounted Cash Flow	Spread	147

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

21.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2025, 2024 and 2023 were $40 million, $104 million and $98 million, respectively.
22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,237 million, $1,172 million and $1,188 million for the years ended December 31, 2025, 2024 and 2023, respectively. This represented 52%, 40% and 57% of the total net premiums written for group life for the years ended December 31, 2025, 2024 and 2023, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $83 million, $59 million and $89 million for the years ended December 31, 2025, 2024 and 2023, respectively. This represented 4%, 3% and 5% of the total net premiums written for group accident and health for the years ended December 31, 2025, 2024 and 2023, respectively.

23.    PARTICIPATING POLICIES
For the period ended December 31, 2025, 2024 and 2023, premiums under individual and group accident and health participating policies were $1.1 million, $0.4 million and $1 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2025, 2024 and 2023.
For the period ended December 31, 2025, 2024 and 2023, premiums under individual life participating policies were $11 million, $9 million and $8 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of ($17) million, $101 million and $74 million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2025, 2024 and 2023, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
    Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 76% and 60% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2025 and 2024, respectively. Approximately 24% and 40% at December 31, 2025 and 2024, respectively, of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.

Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.

As of December 31, 2025 and 2024, the Company does not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.

For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.

For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.

The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.

For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.

As of December 31, 2025 and 2024, the Company had $1.9 billion and $2.0 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.

Reserves calculated for reinsurance dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.

Group Life
For group life insurance, approximately 29% and 27% of the reserves at December 31, 2025 and 2024, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2023 Group Life Term Waiver Table at various interest rates. The remaining reserves are for group life fund accumulations and other miscellaneous reserves.

Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 63% and 65% of the individual annuity reserves at December 31, 2025 and 2024, respectively. Additional reserves are held for guaranteed minimum death and living benefits under deferred annuities. Reserves for the variable annuity contracts are determined based on the “CARVM for Variable Annuities” (“VACARVM”), which is a principal-based approach described in the VM-21.

The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.

Group Annuities

Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the maximum statutory valuation interest rate appropriate for the guarantee duration of the Structured Settlement Annuity. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.

As of September 1, 2023, 72% quota share of Structured Settlement Annuities inforce issued as of December 31, 2022, except for a small block of Liberty Mutual contracts, were ceded to Prismic Life Reinsurance. The ceded reserve also follows the same method as the gross reserve described above. Expense reserve was established on Day 1 of the reinsurance transaction equal to the present value of the expected shortfall between the Company’s expected expenses and expense allowance paid by Prismic Life Reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

As of July 1, 2025, PICA entered into a coinsurance with funds withheld agreement with Talcott Life Re to reinsure specified quota shares, ranging from 35% to 65%, of the SSA business issued on or after 7/1/2025. The ceded reserve also follows the same method as the gross reserve described above.
Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted contracts. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract.

The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater. For deposit-type contracts with pre-defined cash flows and no withdrawal permitted prior to the contract maturity date, the reserves are determined using statutory maximum valuation rates determined monthly based on a reference rate.
Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.0% to 6.75% as of December 31, 2025. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2025 and 2024, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.

Individual Long Term Care active life reserves are one-year full preliminary term reserves based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity, company experience with statutory prescribed caps for lapse, 1983 GAM for older products and 1994 GAM for the new generation products for mortality, and interest rates range from 3.0% to 4.5% depending on the effective date of coverage of each participant.

Group Long Term Care active life reserves are one-year full preliminary term reserves based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity, company experience with statutory prescribed caps for lapse, 1983 GAM for older products and 1994 GAM for the new generation products and interest rates range from 3.0% to 5.5% depending on the effective date of coverage of each participant.

Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2023 Milliman Long Term Care Guidelines with modification and interest rates range from 3.0% to 4.5% depending on the disablement date claim for each claimant.

MetLife Long Term Care active life reserves are using the 1983 GAM mortality table for disability years 2020 and prior and 1994 GAM mortality tables for disability year 2021 and beyond and interest rates ranging from 2.75% to 5.5%. For Disabled Life Reserve, MetLife Termination Experience is used with interest rates ranging from 3.0% to 4.0% as of December 31, 2025 and 2024. For claims incurred in 2021 or later, the rate is 3.0%.

Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior, the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 through 2020, and the 2013 IDI table with interest rate ranging from 3.0% to 3.5% for disability year 2021 and beyond. This applies to both Active life and Disable life reserves as of December 31, 2025 and 2024.

Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2025 and 2024.

Other Disclosures

The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $125 million and $375 million at December 31, 2025 and 2024, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for variable life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain variable and modified guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.

Tabular Interest has been determined for the business assumed from Hartford by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.

As of December 31, 2023, the change in the general account reserves for group life due to a change in valuation basis was a decrease of $83 million which was due to the following:

Valuation Basis		Group Life	Total
		(in millions)
Change From	Change To
2005 Modified Group Term Life Waiver Table	2023 Group Term Life Waiver Table	$(83)	$(83)
	Total	$(83)	$(83)
As of December 31, 2025 and December 31, 2024, there was no change in the general account reserves as a result of a change in valuation basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

25.    SEPARATE ACCOUNTS
25A.    The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $167 billion and $165 billion as of December 31, 2025, and 2024, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets		Separate Account Assets (Not Legally Insulated)
	2025	2024	2025	2024
	(in millions)
Pension Risk Transfer Group Annuity Contracts - Not reclassed to the General Account	$6,323	$6,884	$—	$—
Pension Risk Transfer Group Annuity Contracts - Reclassed to the General Account for GAAP	73,655	73,124	259	208
Group Annuity Contracts - Not reclassed to the General Account	34,377	33,293	11	9
Group Annuity Contracts - Reclassed to the General Account for GAAP	166	132	—	1
Group Variable Universal Life	191	180	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	36,019	35,372	10	9
Registered Group Flexible Premium Variable Life Insurance Contract	9	5	—	—
Variable Life	14,767	13,931	—	—
Variable Annuity	1,753	1,791	2	2
Total (1)	$167,260	$164,712	$282	$229

(1)In addition to assets supporting contract holder liabilities, the assets column above includes assets supporting other liabilities.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2025, and 2024, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $3.6 billion and $3.7 billion, respectively. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $17 million, $18 million and $19 million as of December 31, 2025, 2024 and 2023, respectively.

The Company’s General Account has paid $9 million, $16 million and $22 million towards Separate Account guarantees for the years ended December 31, 2025, 2024 and 2023, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2025 and 2024, the market value of loaned securities within the Separate Accounts was $3.4 billion and $3.2 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2025
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2025	$144	$3,439	$10,745	$14,328
Reserves as of 12/31/2025
For accounts with assets at:
Market Value	$8,414	$1,604	$56,353	$66,371
Amortized Cost	30,770	37,514	16,359	84,643
Total Reserves	$39,184	$39,118	$72,712	$151,014

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$1,205	$1,453	$—	$2,658
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	999	151	56,353	57,503
At book value without MV adjustment and with current surrender charge of less than 5%	14	—	16,359	16,373
Subtotal	2,218	1,604	72,712	76,534
Not subject to discretionary withdrawal	36,966	37,514	—	74,480
Total	$39,184	$39,118	$72,712	$151,014

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2024
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2024	$26	$16,405	$17,012	$33,443
Reserves as of 12/31/2024
For accounts with assets at:
Market Value	$9,114	$1,156	$53,619	$63,889
Amortized Cost	30,907	38,250	15,559	84,716
Total Reserves	$40,021	$39,406	$69,178	$148,605

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$1,625	$1,038	$—	$2,663
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,129	118	53,619	54,866
At book value without MV adjustment and with current surrender charge of less than 5%	12	—	15,559	15,571
Subtotal	2,766	1,156	69,178	73,100
Not subject to discretionary withdrawal	37,255	38,250	—	75,505
Total	$40,021	$39,406	$69,178	$148,605

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2025	2024	2023
	(in millions)
Transfers to Separate Accounts	$14,005	$33,013	$13,355
Transfers from Separate Accounts	21,045	27,931	19,488
Net transfers to (from) Separate Accounts	$(7,040)	$5,082	$(6,133)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

26. RECONCILIATION BETWEEN AUDITED STATUTORY FINANCIAL STATEMENTS AND THE ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILIARY
There were no differences between the Annual Statement filed with the Department and the audited statutory financial statements as of December 31,2025 and December 31, 2023.

The following table presents amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2024:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Cash Flows:

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from investments sold, matured or repaid
Bonds	$15,234	$(7,945)	$7,289
Mortgage loans on real estate	3,178	(876)	2,302
Miscellaneous proceeds	122	517	639
Payments for investments acquired
Miscellaneous applications	9,022	(8,304)	718

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2025

The accompanying supplemental schedules and interrogatories present selected financial data as of December 31, 2025 and for the year then ended for purposes of complying with the NAIC Annual Statement Instructions and the NAIC SAP. They agree to or are included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with NJDOBI. Captions not presented are not applicable to the Company.

(in millions)
Investment Income Earned:
U.S. Government Bonds	$252
Other bonds (unaffiliated)	3,707
Bonds of affiliates	150
Preferred stocks (unaffiliated)	40
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	19
Common stocks of affiliates	194
Mortgages loans	836
Real estate	66
Premium notes, policy loans and liens	91
Cash, cash equivalents and short-term investments	217
Derivative instruments	218
Other invested assets	779
Aggregate write-ins for investment income	91
Gross investment income	$6,660

Real Estate Owned - Book Value less Encumbrances	$254

Mortgage Loans - Carrying Value:
Agricultural mortgages	$3,530
Residential mortgages	897
Commercial mortgages	15,488
Mezzanine loans	105
Total mortgage loans	$20,020

Mortgage Loans by Standing - Carrying Value:
Good standing	$19,480
Good standing with restructured terms	60
Interest overdue more than three months, not in foreclosure	239
Foreclosure in process	241
Total mortgage loans	$20,020

Other Long Term Assets - Statement Value	$9,469

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$3,251
Preferred stocks	$—
Common stocks	$12,007

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2025

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$7,001
Over 1 year through 5 years	23,662
Over 5 years through 10 years	18,417
Over 10 years through 20 years	19,353
Over 20 years	26,133
No Maturity Date	136
Total by Maturity	$94,702

Bonds by NAIC Designation - Statement Value:
NAIC 1	$53,884
NAIC 2	36,070
NAIC 3	2,895
NAIC 4	1,293
NAIC 5	465
NAIC 6	95
Total by NAIC Designation	$94,702

Total Bonds Publicly Traded	$59,264
Total Bonds Privately Placed	$35,438

Preferred Stocks - Statement Value	$118
Common Stocks - Market Value	$13,102
Short-Term Investments - Book Value	$346
Options, Caps & Floors Owned - Statement Value	$52
Options, Caps & Floors Written and In Force - Statement Value	$(23)
Collar, Swap & Forward Agreements Open - Statement Value	$(520)
Futures Contracts Open - Current Value	$32
Cash on Deposit	$619

Life Insurance in Force:
Industrial	$1,674
Ordinary	$896,521
Credit Life	$—
Group Life	$2,280,252

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$22,716

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,567
Ordinary	$27,593
Credit Life	$—
Group Life	$863,684

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2025

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$2,089
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,641
Income Payable	$81
Group - Involving Life Contingencies Income Payable	$21

Annuities:
Ordinary
Immediate - Amount of Income Payable	$188
Deferred - Fully Paid Account Balance	$17,887
Deferred - Not Fully Paid Account Balance	$148

Group
Amount of Income Payable	$1,094
Fully Paid Account Balance	$3,635
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Other	$243
Group	$2,051
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$13,854
Dividend Accumulations - Account Balance	$72

Claim Payments 2025:
Group Accident and Health
2025	$532
2024	$822
2023	$925
Other Accident & Health
2025	$18
2024	$69
2023	$116
Other Coverages that use developmental methods to calculate claims reserves
2025	$—
2024	$—
2023	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

(in millions)
Total admitted assets as reported in the Company’s Annual Audited Statement:	$158,270

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Issuer	Investment Category	Book Value	Percentage of Total Admitted Assets
		($ in millions)
Pruco Life Insurance Co.	Affiliated common stock	$5,821	3.7%
DRYDEN CORE FUND MM SER MMMF	Common stock, cash equivalent, cash	$2,513	1.6%
Ironbound Fund LLC	Joint Venture Interests - affiliated common stock	$1,243	0.8%
Passaic Fund LLC	Joint Venture Interests - affiliated common stock	$1,088	0.7%
Prudential Realty Secs	Long term bond	$1,021	0.6%
Prudential Impact Investments	Joint Venture Interests - affiliated common stock	$715	0.5%
Prudential Realty Securities, Inc.	Common stock	$553	0.3%
GOLDMAN SACHS	Long term bond, cash equivalent	$493	0.3%
VANGUARD INDEX FDS	Common stock	$477	0.3%
Freddie Mac Military Housing B	Long term bond	$472	0.3%
Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$53,884	34.0%	NAIC-1	$35	0.0%
NAIC-2	$36,070	22.8%	NAIC-2	$—	0.0%
NAIC-3	$2,895	1.8%	NAIC-3	$6	0.0%
NAIC-4	$1,293	0.8%	NAIC-4	$—	0.0%
NAIC-5	$465	0.3%	NAIC-5	$53	0.0%
NAIC-6	$95	0.1%	NAIC-6	$24	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$25,626	16.2%
Foreign-currency-denominated investments	$13,792	8.7%
Insurance liabilities denominated in that same foreign currency	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$22,236	14.0%
Countries rated NAIC-2	$3,013	1.9%
Countries rated NAIC-3 or below	$377	0.2%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: United Kingdom	$6,336	4.0%
Country: Cayman Islands	$3,865	2.4%

Countries rated NAIC- 2:
Country: Italy	$1,530	1.0%
Country: Mexico	$732	0.5%

Countries rated NAIC-3 or below:
Country: Brazil	$220	0.1%
Country: Turkey	$68	0.0%

Aggregate unhedged foreign currency exposure:	$1,044	0.7%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$786	0.5%
Countries rated NAIC-2	$50	0.0%
Countries rated NAIC-3 or below	$208	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: Ireland	$241	0.2%
Country 2: United Kingdom	$234	0.1%

Countries rated NAIC-2:
Country 1: Italy	$36	0.0%
Country 2: Mexico	$12	0.0%

Countries rated NAIC-3 or below:
Country 1: Brazil	$208	0.1%

The ten largest non-sovereigns (i.e., non-governmental) foreign issues, by NAIC rating:

Issuer	NAIC Designation	Amount	Percentage of Total Admitted Assets
		($ in millions)
Scottish Hydro Electric Trans	1	$292	0.2%
Ferrero International S.A.	1	$236	0.1%
Ichthys LNG Pty Ltd	1	$228	0.1%
MaxamCorp	1	$212	0.1%
Pruservicos Participacoes Ltda	3 and below	$208	0.1%
VTG Finance	1	$195	0.1%
Rubis Energie S.A.S.	1	$162	0.1%
Montea NV	1	$158	0.1%
Puratos Group NV	1	$157	0.1%
Phoenix Natural Gas PP Finance	1	$155	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Pruco Life Insurance Company	$5,821	3.7%
Colico Inc	$2,441	1.5%
Orchard Street Acres Inc.	$1,831	1.2%
Ironbound Fund LLC	$1,243	0.8%
Passaic Fund LLC	$1,088	0.7%
Prudential Impact Investments Private Equity LLC	$715	0.5%
Colico II Inc	$660	0.4%
Prudential Realty Securities, Inc.	$553	0.3%
VANGUARD INDEX FDS	$477	0.3%
ISHARES	$404	0.3%

The ten largest fund managers of nonaffiliated, privately placed equities:

	Total Invested	Diversified	Nondiversified
	(in millions)

Warburg Pincus Global Growth 14, L.P.	$307	$307	$—
PRISA III Fund LP - PRP	$195	$195	$—
Federal Home Loan Bank of NY	$141	$—	$141
Lion Industrial Properties, L.P.	$117	$117
WP Dynasty Holdings I, L.P.	$108	$108	$—
Arlington Capital Partners IV, L.P.	$66	$66	$—
Genstar Capital Partners VIII, L.P.	$63	$63
Arlington Capital Partners V, L.P.	$63	$63	$—
Genstar Capital Partners IX, L.P.	$50	$50	$—
M31 Navigator Fund LP	$49	$49	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

Mortgage Interest	Loan Type	Book Value	Percentage of Total Admitted Assets
		($ in millions)
William H. Gates,III	AG	$444	0.3%
Assemi Group	AG	$185	0.1%
The Wonderful Company, LLC	AG	$184	0.1%
Clarion Partners	COMM	$177	0.1%
Arbejdsmarkedets Tillægspension (ATP)	AG	$173	0.1%
C.J. SEGERSTROM & SONS	COMM	$167	0.1%
Bain Capital Real Estate, LP	COMM	$165	0.1%
Stockbridge Capital Group, LLC	COMM	$148	0.1%
Brewster Heights Packing and Orchards, LP	AG	$148	0.1%
Scape Living PLC	COMM	$145	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$40	0.0%
Mortgage loans over 90 days past due	$239	0.2%
Mortgage loans in the process of foreclosure	$241	0.2%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$60	0.0%

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Carrying Value	Percentage	Carrying Value	Percentage	Carrying Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$350	0.2%	$268	0.2%
91% to 95%	$—	0.0%	$132	0.1%	$—	0.0%
81% to 90%	$—	0.0%	$837	0.5%	$4	0.0%
71% to 80%	$421	0.3%	$1,791	1.1%	$2	0.0%
Below 70%	$476	0.3%	$12,483	7.9%	$3,256	2.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$4,606	2.9%	$4,804	$4,301	$4,301
Repurchase agreements	$6,158	3.0%	$5,367	$5,839	$5,963
Reverse repurchase agreements	$—	0.0%	$—	$—	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$52	0.0%	$(23)	0.0%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$1,176	0.7%	$1,251	$1,183	$1,196
Income Generation	$—	0.0%	$—	$—	$—
Replications	$4,242	2.7%	$2,706	$3,351	$4,572
Other	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$310	0.2%	$283	$279	$261
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Securities Lending Reinvested Collateral	Total	Percentage

	($ in millions)
Issuer credit obligations:
U.S. government obligations	$7,164	4.8%	$7,164	$—	$7,164	4.8%
Other government obligations	533	0.4%	533	—	533	0.4%
Non-U.S. sovereign jurisdiction securities	982	0.7%	982	—	982	0.7%
Municipal bonds - general obligations (direct & guaranteed)	231	0.1%	231	—	231	0.1%
Municipal bonds - special revenue	1,900	1.3%	1,900	—	1,900	1.3%
Project finance bonds issued by operating entities	1,693	1.2%	1,693	13	1,706	1.2%
Corporate bonds	53,618	36.5%	53,618	3,894	57,512	39.2%
Single entity backed obligations	1,955	1.3%	1,955	10	1,965	1.3%
SVO-Identified bond exchange traded funds -systematic value	136	0.1%	136	120	256	0.2%
Bonds issued by funds representing operating entities	4,043	2.8%	4,043	110	4,153	2.8%
Bank loans - issued	818	0.6%	818	25	843	0.6%
Bank loans - acquired	766	0.5%	766	2	768	0.5%
Mortgages loans that qualify as SVO-Identified credit tenant loans	2,562	1.7%	2,562	—	2,562	1.7%
Certificates of deposit	93	0.1%	93	301	394	0.3%
Other issuer credit obligations	427	0.3%	427	—	427	0.3%
Total issuer credit obligations	$76,921	52.4%	$76,921	$4,475	$81,396	55.4%
Asset-backed securities:
Financial asset-backed securities - self-liquidating	$7,781	5.3%	$7,781	$3,314	$11,095	7.5%
Financial asset-backed securities - not self-liquidating	296	0.2%	296	—	296	0.2%
Non-financial asset-backed securities	762	0.5%	762	101	863	0.6%
Total asset-backed securities	$8,839	6.0%	$8,839	$3,415	$12,254	8.3%
Total bonds	$85,760	58.4%	$85,760	$7,890	$93,650	63.7%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	$118	0.1%	$118	$—	$118	0.1%
Total preferred stocks	$118	0.1%	$118	$—	$118	0.1%

Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	$952	0.6%	$952	$—	$952	0.6%
Industrial and miscellaneous other (unaffiliated)	143	0.1%	143	—	143	0.1%
Parent, subsidiaries and affiliates publicly traded	129	0.1%	129	—	129	0.1%
Parent, subsidiaries and affiliates other	11,878	8.1%	11,878	—	11,878	8.1%
Total common stocks	$13,102	8.9%	$13,102	$—	$13,102	8.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Securities Lending Reinvested Collateral	Total	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$3,495	2.4%	$3,495	$45	$3,540	2.4%
Residential properties	897	0.6%	897	—	897	0.6%
Commercial loans	14,568	10.0%	14,568	925	15,493	10.6%
Mezzanine real estate loans	105	0.0%	105	—	105	0.0%
Total valuation allowance	(15)	0.0%	(15)	—	(15)	0.0%
Total mortgage loans, net of allowance	$19,050	13.0%	$19,050	$970	$20,020	13.6%

Real estate investments:
Property occupied by company	$194	0.1%	$194	$—	$194	0.1%
Property held for production of income	60	0.1%	60	—	60	0.1%
Total real estate	$254	0.2%	$254	$—	$254	0.2%

Cash, cash equivalents and short-term investments:
Cash	$619	0.4%	$619	$185	$804	0.6%
Cash equivalents	3,358	2.3%	3,358	60	3,418	2.3%
Short-term investments	346	0.2%	346	400	746	0.5%
Total cash, cash equivalents and short-term investments	$4,323	2.9%	$4,323	$645	$4,968	3.4%

Policy loans	$2,082	1.4%	$2,082	$—	$2,082	1.4%
Other invested assets	9,469	6.5%	9,469	—	9,469	6.5%
Derivatives	2,649	1.8%	2,649	(19)	2,630	1.8%
Receivables for securities	238	0.2%	238	—	238	0.2%
Securities lending	9,486	6.4%	9,486	N/A	N/A	N/A
Cash collateral for variation margin	255	0.2%	255	—	255	0.2%
Total Invested Assets	$146,786	100.0%	$146,786	$9,486	$146,786	100.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2025

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61 which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	x

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	x

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	x

4.Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61?

Assumption reinsurance – new for the reporting period (1)	Yes	No	x
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	x

5.Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	x	N/A

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	x	N/A

(1) This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$10,461,157	$22,909,449	$189,666,390	$80,897,038	$74,863,973
Net Assets	$10,461,157	$22,909,449	$189,666,390	$80,897,038	$74,863,973

NET ASSETS, representing:
Accumulation units	$10,461,157	$22,909,449	$189,666,390	$80,897,038	$74,863,973
	$10,461,157	$22,909,449	$189,666,390	$80,897,038	$74,863,973

Units outstanding	3,886,176	2,585,638	3,815,090	3,884,548	4,840,743

Portfolio shares held	1,046,116	1,441,753	1,301,224	1,393,815	1,511,487
Portfolio net asset value per share	$10.00	$15.89	$145.76	$58.04	$49.53
Investment in portfolio shares, at cost	$10,461,157	$16,584,900	$25,420,247	$18,099,076	$18,597,962

STATEMENTS OF OPERATIONS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	12/31/2025	12/31/2025	12/31/2025

INVESTMENT INCOME
Dividend income	$446,717	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	134,153	251,323	2,156,506	969,711	902,711

NET INVESTMENT INCOME (LOSS)	312,564	(251,323)	(2,156,506)	(969,711)	(902,711)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	299,277	14,142,240	9,715,159	8,297,091
Net change in unrealized appreciation (depreciation) on investments	—	1,272,970	18,776,314	299,468	354,516

NET GAIN (LOSS) ON INVESTMENTS	—	1,572,247	32,918,554	10,014,627	8,651,607

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$312,564	$1,320,924	$30,762,048	$9,044,916	$7,748,896
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 2025

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)**	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$75,772,974	$9,052,849	$—	$114,265,077	$29,298,185
Net Assets	$75,772,974	$9,052,849	$—	$114,265,077	$29,298,185

NET ASSETS, representing:
Accumulation units	$75,772,974	$9,052,849	$—	$114,265,077	$29,298,185
	$75,772,974	$9,052,849	$—	$114,265,077	$29,298,185

Units outstanding	3,092,307	1,084,120	—	3,833,838	2,745,425

Portfolio shares held	1,060,207	1,156,175	—	674,369	377,846
Portfolio net asset value per share	$71.47	$7.83	$—	$169.44	$77.54
Investment in portfolio shares, at cost	$15,207,243	$4,579,018	$—	$10,875,090	$5,158,541

STATEMENTS OF OPERATIONS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	4/11/2025**	12/31/2025	12/31/2025

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	868,847	108,453	52,205	1,313,509	335,224

NET INVESTMENT INCOME (LOSS)	(868,847)	(108,453)	(52,205)	(1,313,509)	(335,224)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,073,257	579,815	9,398,708	14,415,033	3,113,587
Net change in unrealized appreciation (depreciation) on investments	3,347,723	194,633	(10,317,993)	3,373,311	2,517,475

NET GAIN (LOSS) ON INVESTMENTS	11,420,980	774,448	(919,285)	17,788,344	5,631,062

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,552,133	$665,995	$(971,490)	$16,474,835	$5,295,838

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 2025

	SUBACCOUNTS
	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)**	AST Cohen & Steers Realty Portfolio**	AST Large-Cap Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$84,523,364	$39,754,039	$—	$—	$1,102,828
Net Assets	$84,523,364	$39,754,039	$—	$—	$1,102,828

NET ASSETS, representing:
Accumulation units	$84,523,364	$39,754,039	$—	$—	$1,102,828
	$84,523,364	$39,754,039	$—	$—	$1,102,828

Units outstanding	4,121,899	2,981,390	—	—	101,009

Portfolio shares held	398,959	594,408	—	—	24,633
Portfolio net asset value per share	$211.86	$66.88	$—	$—	$44.77
Investment in portfolio shares, at cost	$5,233,601	$6,903,098	$—	$—	$1,000,722

STATEMENTS OF OPERATIONS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST Large-Cap Equity Portfolio
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/24/2025*
	to	to	to	to	to
	12/31/2025	12/31/2025	4/25/2025**	1/24/2025**	12/31/2025

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	987,665	465,556	30,016	727	10,345

NET INVESTMENT INCOME (LOSS)	(987,665)	(465,556)	(30,016)	(727)	(10,345)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,049,675	3,354,306	1,343,124	72,289	(9,536)
Net change in unrealized appreciation (depreciation) on investments	56,831	(1,300,664)	(1,108,184)	(56,506)	102,107

NET GAIN (LOSS) ON INVESTMENTS	11,106,506	2,053,642	234,940	15,783	92,571

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,118,841	$1,588,086	$204,924	$15,056	$82,226

*Date subaccount became available for investment.
**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	12/31/2025	12/31/2025	12/31/2025

OPERATIONS
Net investment income (loss)	$312,564	$(251,323)	$(2,156,506)	$(969,711)	$(902,711)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	299,277	14,142,240	9,715,159	8,297,091
Net change in unrealized appreciation (depreciation) on investments	—	1,272,970	18,776,314	299,468	354,516

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	312,564	1,320,924	30,762,048	9,044,916	7,748,896

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,524	142,284	255,268	151,386	114,897
Annuity payments	(218,488)	(812,240)	(2,024,376)	(1,799,199)	(1,282,606)
Surrenders, withdrawals and death benefits	(1,588,631)	(2,861,075)	(25,109,987)	(10,665,098)	(9,431,437)
Net transfers between other subaccounts
or fixed rate option	(735,388)	8,380,713	13,118,921	34,872	(63,257)
Miscellaneous transactions	1,277	832	18,767	(2,857)	18
Other charges	(1,051)	(2,803)	(10,772)	(9,419)	(7,582)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(2,533,757)	4,847,711	(13,752,179)	(12,290,315)	(10,669,967)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,221,193)	6,168,635	17,009,869	(3,245,399)	(2,921,071)

NET ASSETS
Beginning of period	12,682,350	16,740,814	172,656,521	84,142,437	77,785,044
End of period	$10,461,157	$22,909,449	$189,666,390	$80,897,038	$74,863,973

Beginning units	4,844,289	2,012,676	4,067,485	4,517,940	5,574,394
Units issued	1,451,714	1,029,267	378,215	39,057	43,332
Units redeemed	(2,409,827)	(456,305)	(630,610)	(672,449)	(776,983)
Ending units	3,886,176	2,585,638	3,815,090	3,884,548	4,840,743
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	4/11/2025**	12/31/2025	12/31/2025

OPERATIONS
Net investment income (loss)	$(868,847)	$(108,453)	$(52,205)	$(1,313,509)	$(335,224)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,073,257	579,815	9,398,708	14,415,033	3,113,587
Net change in unrealized appreciation (depreciation) on investments	3,347,723	194,633	(10,317,993)	3,373,311	2,517,475

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,552,133	665,995	(971,490)	16,474,835	5,295,838

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	82,348	5,398	5,172	101,299	12,731
Annuity payments	(887,249)	(174,815)	(13,059)	(1,047,081)	(177,725)
Surrenders, withdrawals and death benefits	(8,638,442)	(1,335,028)	(597,110)	(13,187,526)	(3,807,295)
Net transfers between other subaccounts
or fixed rate option	(63,558)	233,465	(14,018,486)	(671,211)	383,831
Miscellaneous transactions	348	30	3,207	(207)	(838)
Other charges	(3,392)	(746)	(371)	(5,843)	(1,300)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(9,509,945)	(1,271,696)	(14,620,647)	(14,810,569)	(3,590,596)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,042,188	(605,701)	(15,592,137)	1,664,266	1,705,242

NET ASSETS
Beginning of period	74,730,786	9,658,550	15,592,137	112,600,811	27,592,943
End of period	$75,772,974	$9,052,849	$—	$114,265,077	$29,298,185

Beginning units	3,522,236	1,244,681	893,886	4,388,807	3,117,945
Units issued	28,920	75,329	14,870	49,824	101,475
Units redeemed	(458,849)	(235,890)	(908,756)	(604,793)	(473,995)
Ending units	3,092,307	1,084,120	—	3,833,838	2,745,425

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST Large-Cap Equity Portfolio
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/24/2025*
	to	to	to	to	to
	12/31/2025	12/31/2025	4/25/2025**	1/24/2025**	12/31/2025

OPERATIONS
Net investment income (loss)	$(987,665)	$(465,556)	$(30,016)	$(727)	$(10,345)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,049,675	3,354,306	1,343,124	72,289	(9,536)
Net change in unrealized appreciation (depreciation) on investments	56,831	(1,300,664)	(1,108,184)	(56,506)	102,107

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,118,841	1,588,086	204,924	15,056	82,226

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	68,911	17,838	743	—	6
Annuity payments	(865,161)	(128,328)	(26,872)	—	(15,953)
Surrenders, withdrawals and death benefits	(10,016,807)	(3,470,665)	(609,795)	(1,585)	(94,742)
Net transfers between other subaccounts
or fixed rate option	(36,747)	(160,955)	(7,534,385)	(945,415)	1,131,376
Miscellaneous transactions	339	(203)	11	(10)	(1)
Other charges	(5,480)	(1,672)	(288)	(11)	(84)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(10,854,945)	(3,743,985)	(8,170,586)	(947,021)	1,020,602

TOTAL INCREASE (DECREASE) IN NET ASSETS	(736,104)	(2,155,899)	(7,965,662)	(931,965)	1,102,828

NET ASSETS
Beginning of period	85,259,468	41,909,938	7,965,662	931,965	—
End of period	$84,523,364	$39,754,039	$—	$—	$1,102,828

Beginning units	4,694,654	3,282,513	2,261,482	79,884	—
Units issued	89,958	76,491	221,773	222	129,078
Units redeemed	(662,713)	(377,614)	(2,483,255)	(80,106)	(28,069)
Ending units	4,121,899	2,981,390	—	—	101,009

*Date subaccount became available for investment.
**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$456,771	$(205,257)	$(2,037,454)	$(1,027,198)	$(958,194)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	495,353	18,608,097	8,956,256	8,927,146
Net change in unrealized appreciation (depreciation) on investments	—	3,625	20,476,166	3,405,674	858,369

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	456,771	293,721	37,046,809	11,334,732	8,827,321

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	182	48,087	130,694	62,526	45,060
Annuity payments	(58,544)	(216,372)	(1,093,009)	(1,254,113)	(811,841)
Surrenders, withdrawals and death benefits	(3,410,635)	(2,226,448)	(19,484,397)	(10,505,849)	(11,422,564)
Net transfers between other subaccounts
or fixed rate option	3,657,382	795,869	(487,885)	(60,691)	7,668
Miscellaneous transactions	(344)	1,901	13,074	(1,609)	9,672
Other charges	(1,159)	(2,157)	(12,902)	(9,314)	(8,872)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	186,882	(1,599,120)	(20,934,425)	(11,769,050)	(12,180,877)

TOTAL INCREASE (DECREASE) IN NET ASSETS	643,653	(1,305,399)	16,112,384	(434,318)	(3,353,556)

NET ASSETS
Beginning of period	12,038,697	18,046,213	156,544,137	84,576,755	81,138,600
End of period	$12,682,350	$16,740,814	$172,656,521	$84,142,437	$77,785,044

Beginning units	4,771,164	2,208,185	4,602,861	5,183,428	6,493,919
Units issued	2,125,727	114,034	9,844	46,939	66,913
Units redeemed	(2,052,602)	(309,543)	(545,220)	(712,427)	(986,438)
Ending units	4,844,289	2,012,676	4,067,485	4,517,940	5,574,394

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(910,279)	$(118,695)	$(208,662)	$(1,350,479)	$(347,908)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,015,282	440,775	2,164,071	16,778,465	3,583,896
Net change in unrealized appreciation (depreciation) on investments	5,388,580	379,997	(1,325,318)	7,834,943	542,271

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,493,583	702,077	630,091	23,262,929	3,778,259

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	43,076	8,346	19,194	44,232	17,798
Annuity payments	(728,913)	(83,188)	(93,020)	(2,231,993)	(434,445)
Surrenders, withdrawals and death benefits	(10,287,652)	(1,287,451)	(2,704,999)	(14,273,343)	(3,438,297)
Net transfers between other subaccounts
or fixed rate option	(380,269)	216,896	(370,011)	(1,269,128)	(475,625)
Miscellaneous transactions	(1,988)	(96)	2,062	(1,406)	2,657
Other charges	(4,668)	(987)	(2,101)	(6,296)	(2,109)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(11,360,414)	(1,146,480)	(3,148,875)	(17,737,934)	(4,330,021)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,133,169	(444,403)	(2,518,784)	5,524,995	(551,762)

NET ASSETS
Beginning of period	72,597,617	10,102,953	18,110,921	107,075,816	28,144,705
End of period	$74,730,786	$9,658,550	$15,592,137	$112,600,811	$27,592,943

Beginning units	4,089,850	1,397,215	1,070,846	5,140,111	3,618,460
Units issued	23,760	57,394	20,945	44,889	26,707
Units redeemed	(591,374)	(209,928)	(197,905)	(796,193)	(527,222)
Ending units	3,522,236	1,244,681	893,886	4,388,807	3,117,945

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(993,001)	$(513,131)	$(98,666)	$(12,019)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	12,033,143	4,204,912	108,775	(7,208)
Net change in unrealized appreciation (depreciation) on investments	9,987,602	(752,706)	(30,924)	71,580

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,027,744	2,939,075	(20,815)	52,353

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	680,393	81,820	2,264	6
Annuity payments	(1,198,342)	(463,499)	(90,809)	—
Surrenders, withdrawals and death benefits	(10,289,473)	(3,845,673)	(852,159)	(166,353)
Net transfers between other subaccounts
or fixed rate option	(1,268,604)	(523,727)	147,077	(36,061)
Miscellaneous transactions	22,373	3,496	194	(143)
Other charges	(8,762)	(3,033)	(1,175)	(109)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(12,062,415)	(4,750,616)	(794,608)	(202,660)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,965,329	(1,811,541)	(815,423)	(150,307)

NET ASSETS
Beginning of period	76,294,139	43,721,479	8,781,085	1,082,272
End of period	$85,259,468	$41,909,938	$7,965,662	$931,965

Beginning units	5,432,504	3,666,288	2,488,328	97,775
Units issued	104,765	71,196	103,879	20,624
Units redeemed	(842,615)	(454,971)	(330,725)	(38,515)
Ending units	4,694,654	3,282,513	2,261,482	79,884
The accompanying notes are an integral part of these financial statements.
A9

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
Note 1:    General

The Prudential Individual Variable Contract Account (the “Account”) was established under the laws of the State of New Jersey on October 12, 1982 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of the Variable Investment Plan® (“VIP”) and the Discovery® Plus (“PDISCO+”) contracts (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund or the Advanced Series Trust (collectively, the "Portfolios"). Investment options vary by contract.

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)
PSF PGIM Jennison Blend Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)
PSF PGIM Jennison Value Portfolio (Class I)
PSF PGIM High Yield Bond Portfolio (Class I)
PSF Natural Resources Portfolio (Class I)*
PSF Stock Index Portfolio (Class I)
PSF Global Portfolio (Class I)
PSF PGIM Jennison Growth Portfolio (Class I)
PSF Small-Cap Stock Index Portfolio (Class I)
PSF PGIM Government Income Portfolio (Class I)*
AST Cohen & Steers Realty Portfolio*
AST Large-Cap Equity Portfolio

* Subaccount merged during the period ended December 31, 2025.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2025 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
January 24, 2025	AST Cohen & Steers Realty Portfolio	AST Large-Cap Equity Portfolio
April 11, 2025	PSF Natural Resources Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)
April 25, 2025	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)

New sales of the products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

A10

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT—(Continued)
The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to risks which may be interrelated and include, but are not limited to, the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

The Account is an independent accounting entity established by the resolution of the insurance company’s board of directors or trustees to engage in a single line of business for the insurance company’s variable contracts. The Account is comprised of multiple subaccounts to invest in its specific corresponding Portfolio. Each subaccount of the Account constitutes a single reportable segment because its separate financial information is available, regularly evaluated and used by the chief operating decision maker (“CODM”) to measure the segment’s performance, and also to assess the allocation of resources across the segments. The accounting policies of the segments is the same as those described in Note 2: Significant Accounting Policies.

The Account’s CODM is a group of executives that include the chief financial officer, the life company investment committee and the business leaders associated with each Account. Overall business decisions for the Account are made by this group of executives, including the investment strategy, capital allocation and expense structure of each subaccount, in accordance with the contract and applicable regulations. The measure of segment profit or loss is reported on the Statements of Operations as “Net Increase (Decrease) in Net Assets Resulting from Operations” and the measure of segment assets is reported as “Net Assets” on the Statements of Net Assets. Due to the nature of the business, the segment’s significant expenses are charges for mortality and expense risk, charges for administration and/or reimbursement for excess expenses which are reported separately on the Statements of Operations and/or Statements of Changes in Net Assets.

Note 2: Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.
A11

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT—(Continued)

Note 3: Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2025, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2025 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$3,841,938	$6,509,847
PSF PGIM Total Return Bond Portfolio (Class I)	8,733,520	4,137,133
PSF PGIM Jennison Blend Portfolio (Class I)	14,584,659	30,493,344
PSF PGIM Flexible Managed Portfolio (Class I)	698,588	13,958,614
PSF PGIM 50/50 Balanced Portfolio (Class I)	584,633	12,157,310
PSF PGIM Jennison Value Portfolio (Class I)	622,236	11,001,029
PSF PGIM High Yield Bond Portfolio (Class I)	604,613	1,984,762
PSF Natural Resources Portfolio (Class I)	259,703	14,932,554
PSF Stock Index Portfolio (Class I)	1,256,413	17,380,491
PSF Global Portfolio (Class I)	937,345	4,863,165
PSF PGIM Jennison Growth Portfolio (Class I)	1,543,103	13,385,713
PSF Small-Cap Stock Index Portfolio (Class I)	918,681	5,128,222
PSF PGIM Government Income Portfolio (Class I)	797,821	8,998,422
AST Cohen & Steers Realty Portfolio	2,533	950,280
AST Large-Cap Equity Portfolio	1,293,067	282,810

A12

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT—(Continued)

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The subaccounts of the Account indirectly bear the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, excluding expenses of the underlying Portfolios, and total returns by subaccount is presented below for each of the five periods preceding December 31, 2025.
A13

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT—(Continued)

	At the period ended			For the period ended
	Units Outstanding (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2025	3,886	$2.69	$10,461	3.98%	1.20%	2.82%
December 31, 2024	4,844	$2.62	$12,682	4.89%	1.20%	3.76%
December 31, 2023	4,771	$2.52	$12,039	4.75%	1.20%	3.65%
December 31, 2022	5,334	$2.43	$12,985	1.39%	1.20%	0.18%
December 31, 2021	3,900	$2.43	$9,476	0.04%	1.20%	-1.14%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2025	2,586	$8.86	$22,909	0.00%	1.20%	6.52%
December 31, 2024	2,013	$8.32	$16,741	0.00%	1.20%	1.78%
December 31, 2023	2,208	$8.17	$18,046	0.00%	1.20%	6.00%
December 31, 2022	2,492	$7.71	$19,215	0.00%	1.20%	-15.82%
December 31, 2021	2,863	$9.16	$26,224	0.00%	1.20%	-1.94%

	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2025	3,815	$49.71	$189,666	0.00%	1.20%	17.12%
December 31, 2024	4,067	$42.45	$172,657	0.00%	1.20%	24.81%
December 31, 2023	4,603	$34.01	$156,544	0.00%	1.20%	30.95%
December 31, 2022	5,297	$25.97	$137,567	0.00%	1.20%	-25.99%
December 31, 2021	5,941	$35.09	$208,457	0.00%	1.20%	18.93%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2025	3,885	$20.83	$80,897	0.00%	1.20%	11.82%
December 31, 2024	4,518	$18.62	$84,142	0.00%	1.20%	14.14%
December 31, 2023	5,183	$16.32	$84,577	0.00%	1.20%	16.53%
December 31, 2022	5,944	$14.00	$83,230	0.00%	1.20%	-15.71%
December 31, 2021	6,612	$16.61	$109,844	0.00%	1.20%	15.97%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2025	4,841	$15.47	$74,864	0.00%	1.20%	10.83%
December 31, 2024	5,574	$13.95	$77,785	0.00%	1.20%	11.68%
December 31, 2023	6,494	$12.49	$81,139	0.00%	1.20%	14.09%
December 31, 2022	7,540	$10.95	$82,571	0.00%	1.20%	-15.71%
December 31, 2021	8,629	$12.99	$112,105	0.00%	1.20%	12.03%

	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2025	3,092	$24.50	$75,773	0.00%	1.20%	15.49%
December 31, 2024	3,522	$21.22	$74,731	0.00%	1.20%	19.53%
December 31, 2023	4,090	$17.75	$72,598	0.00%	1.20%	13.84%
December 31, 2022	4,584	$15.59	$71,477	0.00%	1.20%	-8.98%
December 31, 2021	5,049	$17.13	$86,491	0.00%	1.20%	26.28%

	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2025	1,084	$8.35	$9,053	0.00%	1.20%	7.61%
December 31, 2024	1,245	$7.76	$9,659	0.00%	1.20%	7.32%
December 31, 2023	1,397	$7.23	$10,103	0.00%	1.20%	10.50%
December 31, 2022	1,768	$6.54	$11,566	0.00%	1.20%	-12.29%
December 31, 2021	2,022	$7.46	$15,085	0.00%	1.20%	6.65%

A14

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT—(Continued)

	At the period ended			For the period ended
	Units Outstanding (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF Natural Resources Portfolio (Class I) (merged April 11, 2025)
December 31, 2025	—	$16.31	$—	0.00%	1.20%	-6.48%
December 31, 2024	894	$17.44	$15,592	0.00%	1.20%	3.14%
December 31, 2023	1,071	$16.91	$18,111	0.00%	1.20%	0.78%
December 31, 2022	1,230	$16.78	$20,648	0.00%	1.20%	20.60%
December 31, 2021	1,310	$13.92	$18,236	0.00%	1.20%	24.02%

	PSF Stock Index Portfolio (Class I)
December 31, 2025	3,834	$29.80	$114,265	0.00%	1.20%	16.17%
December 31, 2024	4,389	$25.66	$112,601	0.00%	1.20%	23.16%
December 31, 2023	5,140	$20.83	$107,076	0.00%	1.20%	24.43%
December 31, 2022	5,850	$16.74	$97,935	0.00%	1.20%	-19.30%
December 31, 2021	6,432	$20.75	$133,432	0.00%	1.20%	26.76%

	PSF Global Portfolio (Class I)
December 31, 2025	2,745	$10.67	$29,298	0.00%	1.20%	20.59%
December 31, 2024	3,118	$8.85	$27,593	0.00%	1.20%	13.78%
December 31, 2023	3,618	$7.78	$28,145	0.00%	1.20%	18.18%
December 31, 2022	4,238	$6.58	$27,896	0.00%	1.20%	-19.76%
December 31, 2021	4,745	$8.20	$38,923	0.00%	1.20%	16.83%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2025	4,122	$20.51	$84,523	0.00%	1.20%	12.91%
December 31, 2024	4,695	$18.16	$85,259	0.00%	1.20%	29.31%
December 31, 2023	5,433	$14.04	$76,294	0.00%	1.20%	51.69%
December 31, 2022	5,935	$9.26	$54,943	0.00%	1.20%	-38.34%
December 31, 2021	6,827	$15.01	$102,500	0.00%	1.20%	14.63%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2025	2,981	$13.33	$39,754	0.00%	1.20%	4.44%
December 31, 2024	3,283	$12.77	$41,910	0.00%	1.20%	7.06%
December 31, 2023	3,666	$11.93	$43,721	0.00%	1.20%	14.37%
December 31, 2022	3,998	$10.43	$41,687	0.00%	1.20%	-17.36%
December 31, 2021	4,349	$12.62	$54,876	0.00%	1.20%	24.84%

	PSF PGIM Government Income Portfolio (Class I) (merged April 25, 2025)
December 31, 2025	—	$3.62	$—	0.00%	1.20%	2.66%
December 31, 2024	2,261	$3.52	$7,966	0.00%	1.20%	-0.19%
December 31, 2023	2,488	$3.53	$8,781	0.00%	1.20%	3.86%
December 31, 2022	2,885	$3.40	$9,803	0.00%	1.20%	-14.48%
December 31, 2021	3,300	$3.97	$13,113	0.00%	1.20%	-4.32%

	AST Cohen & Steers Realty Portfolio (merged January 24, 2025)
December 31, 2025	—	$11.85	$—	0.00%	1.20%	1.61%
December 31, 2024	80	$11.67	$932	0.00%	1.20%	5.40%
December 31, 2023	98	$11.07	$1,082	0.00%	1.20%	10.76%
December 31, 2022	98	$9.99	$975	0.00%	1.20%	-26.25%
December 31, 2021	11	$13.55	$146	0.00%	1.20%	34.51%

	AST Large-Cap Equity Portfolio (available January 24, 2025)
December 31, 2025	101	$10.92	$1,103	0.00%	1.20%	9.48%
December 31, 2024	—	$—	$—	0.00%	0.00%	0.00%
December 31, 2023	—	$—	$—	0.00%	0.00%	0.00%
December 31, 2022	—	$—	$—	0.00%	0.00%	0.00%
December 31, 2021	—	$—	$—	0.00%	0.00%	0.00%

A15

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT—(Continued)

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five periods preceding December 31, 2025 or for the periods indicated within.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

A.Mortality and Expense Risk Charges

The mortality and expense risk charges, at an effective annual rate of 0.8% and 0.4%, respectively (for a total of 1.2% per year) are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Prudential. These charges are assessed through a reduction in unit values.

B.Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. The range for withdrawal charges is 0% to 8%, plus return of 1% bonus during the period the purchase payment is subject to a withdrawal charge. This charge is assessed through the redemption of units.

C.Annual Maintenance Charge

An annual maintenance charge of $30 will be deducted if and only if the contract portfolio is less than $10,000 on a contract anniversary or at the time of a full withdrawal, including a withdrawal to affect an annuity. This charge is assessed through the redemption of units.

Note 9:    Other

Accumulation units are the contract owner's interest allocated to the variable account during the accumulation period of the contract.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contracts.
A16

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT—(Continued)

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Insurance Company of America and the Contract Owners of The Prudential Individual Variable Contract Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of The Prudential Individual Variable Contract Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of The Prudential Individual Variable Contract Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I) (1)	PSF Stock Index Portfolio (Class I) (1)
PSF PGIM Total Return Bond Portfolio (Class I) (1)	PSF Global Portfolio (Class I) (1)
PSF PGIM Jennison Blend Portfolio (Class I) (1)	PSF PGIM Jennison Growth Portfolio (Class I) (1)
PSF PGIM Flexible Managed Portfolio (Class I) (1)	PSF Small-Cap Stock Index Portfolio (Class I) (1)
PSF PGIM 50/50 Balanced Portfolio (Class I) (1)	PSF PGIM Government Income Portfolio (Class I) (3)
PSF PGIM Jennison Value Portfolio (Class I) (1)	AST Cohen & Steers Realty Portfolio (4)
PSF PGIM High Yield Bond Portfolio (Class I) (1)	AST Large-Cap Equity Portfolio (5)
PSF Natural Resources Portfolio (Class I) (2)
(1) Statement of net assets as of December 31, 2025, statement of operations for the year ended December 31, 2025 and statement of changes in net assets for the years ended December 31, 2025 and 2024.
(2) Statement of net assets as of April 11, 2025 (date of merger), statement of operations for the period January 1, 2025 to April 11, 2025 (date of merger) and statement of changes in net assets for the period January 1, 2025 to April 11, 2025 (date of merger) and for the year ended December 31, 2024.

(3) Statement of net assets as of April 25, 2025 (date of merger), statement of operations for the period January 1, 2025 to April 25, 2025 (date of merger) and statement of changes in net assets for the period January 1, 2025 to April 25, 2025 (date of merger) and for the year ended December 31, 2024.

(4) Statement of net assets as of January 24, 2025 (date of merger), statement of operations for the period January 1, 2025 to January 24, 2025 (date of merger) and statement of changes in net assets for the period January 1, 2025 to January 24, 2025 (date of merger) and for the year ended December 31, 2024.

(5) Statement of net assets as of December 31, 2025, statement of operations and statement of changes in net assets for the period January 24, 2025 (commencement of operations) to December 31, 2025.

Basis for Opinions

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of The Prudential Individual Variable Contract Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of The Prudential Individual Variable Contract Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments
A18

owned as of December 31, 2025 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 16, 2026

We have served as the auditor of one or more of the subaccounts of The Prudential Individual Variable Contract Account since at least 2012. We have not been able to determine the specific year we began serving as auditor of one or more of the subaccounts of The Prudential Individual Variable Contract Account.

A19

PART C
033-25434
OTHER INFORMATION

ITEM 27. EXHIBITS:

Exhibit No.	Description
(a)

Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4, Registration Statement No. 33-25434, filed April 24, 1998.

(b)	Not Applicable.
(c)(1)

Distribution and Principal Underwriting Agreement by and among the Prudential Insurance Company of America and Prudential Annuities Distributors Inc. Incorporated by reference to Post-Effective Amendment No. 21 to Registration No. 33-25434, filed April 18, 2024.

(2)	Specimen Affiliated Insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010.
(3)	List of Broker Dealers selling under Original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010.
(4)	List of Broker Dealers that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010.
(d)(1)	The Prudential Discovery Plus Contract. Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4, Registration Statement No.33-25434, filed April 24, 1998.
(2)

Endorsement ORD 86972-89 to the VAC-89 Contract for use in all states when issuing a Contract to a juvenile. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(3)

Endorsement COMB 84890-86 to the VAC-89 Contract for use in all states when issuing a Contract in a qualified market. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(4)

Limitation Provisions ORD 80445 Ed 8-88 to the VAC-89 Contract for use in all states. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(5)

Limitation Provisions VIP 7-88 to the VAC-89 Contract for use in all states. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(6)

Limitation Provisions WVQ 2-88 to the VAC-89 Contract for use in all states. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(7)

Waiver of Withdrawal Charges rider ORD 88753-92 to the VAC-89 Contract (at issue). Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(8)

Waiver of Withdrawal Charges rider ORD 88754-92 to the VAC-89 Contract (after issue). Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(9)

Spousal Continuance rider ORD 89011-93. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(10)

Endorsement altering the Assignment provision ORD 83921-95. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(11)

Endorsement altering the Death of Annuitant provision ORD 89319-95 (at issue). Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(e)(1)

Application for The Prudential Discovery Plus Contract. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(2)

Application for Annuity Contract ORD 87348-92. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(3)

Supplement to the Annuity application ORD 87348-92. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(f)(1)

Charter of The Prudential Insurance Company of America, as amended February 27, 2002. Incorporated by reference to Post-effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of the Prudential Variable Contract Account GI-2.

(2)

By-Laws of The Prudential Insurance Company of America, as amended September 10, 2002. Incorporated by reference to Post-effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of the Prudential Variable Contract Account GI-2.

(g)	Not Applicable.
(h)(1)

Purchase Agreement between The Prudential Series Fund, Inc. and Prudential. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(i)	Not Applicable.
(j)	Not Applicable.
(k)	Opinion and Consent of Counsel. Filed Herewith.
(l)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p)

Powers of Attorney: Robert E. Boyle, Gilbert F. Casellas, Carmine Di Sibio,  Yanela C. Frias, Martina Hund-Mejean, Wendy E. Jones,  Sandra Pianalto, Christine A. Poon,  Andrew F. Sullivan, Thomas D. Stoddard, Michael A.  Todman, and Joseph J. Wolk. Filed Herewith.

(q)	Not Applicable.
(r)	Not Applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH INSURANCE COMPANY
Matthew Armas	Senior Vice President and Chief Investment Officer
Brandon E. Bannock	Chief Compliance Officer, Group Insurance Registered Separate Accounts
Robert E. Boyle	Senior Vice President, Controller and Principal Accounting Officer
Scott E. Case	Executive Vice President and Chief Technology and Process Officer
Gilbert F. Casellas	Director
Carmine Di Sibio	Director
Meyrick Douglas	Senior Vice President, Chief Risk Officer
Michael R. Estep	Senior Vice President
Alan M. Finkelstein	Senior Vice President, Corporate Treasurer and Head of Stakeholder Relations
Kelly Florio	Anti-Money Laundering Officer
Margaret M. Foran	Senior Vice President, Chief Governance Officer and Corporate Secretary
Yanela C. Frias	Executive Vice President and Chief Financial Officer
Bradley O. Harris	Senior Vice President and Chief Actuary
Jonathan Harris	Senior Vice President
Salene Hitchcock-Gear	Senior Vice President
Martina Hund-Mejean	Director
Patrick L. Hynes	Senior Vice President
Wendy E. Jones	Director
Ann M. Kappler	Executive Vice President, General Counsel, and Head of Corporate Affairs
Albertine Madon	Vice President and Head of Investor Relations
Daniel T. McNulty	Chief Compliance Officer, Variable Life, Variable Annuities, and Variable Retirement Registered Separate Accounts
Cecilia Orchard	Senior Vice President, Chief Auditor
Sandra Pianalto	Director
Christine A. Poon	Director
Lata N. Reddy	Senior Vice President
James J. Shea	Senior Vice President
Thomas D. Stoddard	Director
Andrew F. Sullivan	Director, Chairman, Chief Executive Officer and President
Michael A. Todman	Director
George P. Waldeck	Executive Vice President and Head of U.S. Business
Vicki Walia	Executive Vice President and Chief People and Experience Officer
Joseph J. Wolk	Director
*	The principal business address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR THE REGISTERED SEPARATE ACCOUNT:

The Registered Separate Account is a separate account of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company organized under the laws of the State of New Jersey and a subsidiary of Prudential Financial, Inc (“PFI”). The subsidiaries of PFI are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI, Registration No. 001-16707, filed February 12, 2026, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in seven of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund are held in separate accounts of Pruco Life Insurance Company, a wholly-owned subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey, a wholly-owned subsidiary of Pruco Life Insurance Company and separate accounts of certain non- Prudential insurers. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

The Registered Separate Account  may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

Prudential is a stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 30. INDEMNIFICATION:

The Prudential Insurance Company of America (“Prudential”), in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of Prudential, or who is or was serving at the request of Prudential as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his/her position with such trust or corporation.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (f)(ii) to Post-Effective Amendment No. 32 to Form N-6, Registration No. 33-20000, filed April 21, 2009, on behalf of The Prudential Variable Appreciable Account. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of Prudential pursuant to the foregoing provisions or otherwise, Prudential has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Prudential of expenses incurred or paid by a director, officer or controlling person of Prudential in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Prudential will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by various insurance companies. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Qualified Individual Variable Contract Account, The Prudential Individual Variable Contract Account, Prudential’s Annuity Plan Account, Prudential’s Investment Plan Account, and Prudential’s Annuity Plan Account-2. In addition, PAD serves as principal underwriter for variable annuities issued by Fortitude Life Insurance & Annuity Company and its Fortitude Life Insurance & Annuity Company Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Suzanne Amari One Corporate Drive Shelton, Connecticut 06484	Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Director
Tracey Carroll One Corporate Drive Shelton, Connecticut 06484	President and Director
Jessica Conley 600 Office Center Drive Apex Office Park Fort Washington, Pennsylvania 19034	Vice President
Markus Coombs 655 Broad Street Newark, New Jersey 07102	Director
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484	Chairman, Chief Executive Officer and Director
Tiffany Khan 751 Broad Street Newark, New Jersey 07102	Anti-Money Laundering Officer

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Donald Mallavia One Corporate Drive Shelton, Connecticut 06484	Director
Shane T. McGrath One Corporate Drive Shelton, Connecticut 06484	Chief Compliance Officer and Vice President
Frank Papasavas 655 Broad Street Newark, New Jersey 07102	Treasurer
Robert P. Smit 751 Broad Street Newark, New Jersey 07102	Chief Financial Officer and Controller
Jordan Thomsen 751 Broad Street Newark, New Jersey 07102	Chief Legal Officer and Secretary

(c) Commissions received by PAD during 2025 with respect to all individual annuities issued by Prudential Insurance Company of America.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
Prudential Annuities Distributors, Inc.*	$12,274,148	$-0-	$-0-	$-0-
*	PAD did not retain any of these commissions.

ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT:

Not Applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS:

Provided in the Registered Separate Account’s most recent report on Form N-CEN.

ITEM 33. MANAGEMENT SERVICES:

None.

ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS:

(a) With regard to the offering of the Variable Options, the Company hereby represents that the fees and charges deducted under the contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and State of New Jersey on this16th day of April 2026.

PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT (REGISTERED SEPARATE ACCOUNT)
By:	Andrew F. Sullivan*
Andrew F. Sullivan President and Chief Executive Officer
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (INSURANCE COMPANY)
By:	Andrew F. Sullivan*
Andrew F. Sullivan President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Robert E. Boyle* Robert E. Boyle	Senior Vice President, Principal Accounting Officer and Controller	April 16, 2026
Gilbert F. Casellas* Gilbert F. Casellas	Director	April 16, 2026
Carmine Di Sibio* Carmine Di Sibio	Director	April 16, 2026
Yanela C. Frias* Yanela C. Frias	Executive Vice President and Chief Financial Officer	April 16, 2026
Martina Hund-Mejean* Martina Hund-Mejean	Director	April 16, 2026
Wendy E. Jones* Wendy E. Jones	Director	April 16, 2026
Sandra Pianalto* Sandra Pianalto	Director	April 16, 2026
Christine A. Poon* Christine A. Poon	Director	April 16, 2026
Thomas D. Stoddard* Thomas D. Stoddard	Director	April 16, 2026
Andrew F. Sullivan* Andrew F. Sullivan	Director, President and Chief Executive Officer	April 16, 2026
Michael A. Todman* Michael A. Todman	Director	April 16, 2026
Joseph J. Wolk* Joseph J. Wolk	Director	April 16, 2026

By:	/s/ Elizabeth L. Gioia

Elizabeth L. Gioia
*	Executed by Elizabeth L. Gioia on behalf of those indicated pursuant to Power of Attorney.